 BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------

                                                                    Exhibit 16C6

                                 Draft Analysis
                             As of February 20, 2003

This presentation and its analyses are only for the use of the Special Committee and the Board of Directors and are not intended to, nor should they be, relied upon by any other party, including stockholders of BCT International, Inc. The consent of Capitalink is required prior to the disclosure to any third party of this presentation, its analyses, or of the assessments made by Capitalink. These materials are based solely on information contained in publicly available documents and certain other information provided to Capitalink by management, the Special Committee and the Board of Directors. Capitalink has not attempted to investigate or verify the accuracy or completeness of such publicly available information or other information provided to Capitalink. Capitalink has relied upon the accuracy and completeness of such publicly available information and other information to Capitalink.

 BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------
 Table of Contents

        1  -   Strategic Discussion Points

        2  -   Financial and Indicated Value Summary

        3  -   Key Discussion Points

        4  -   Capitalization Table

        5  -   Market Performance

        6  -   Financial Performance

        7  -   Notes Receivable Analysis

        8  -   Discounted Cash Flow Analysis

        9  -   Comparable Company Analysis

       10  -   Share Repurchase Analysis

 BCT International, Inc.                                            Confidential
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                   Strategic Discussion Points

 BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------
 Strategic Discussions Points


        1  -   Business Plan - Status Quo vs Proposed.

        2  -   Status Quo.

        3  -   Negotiate with New Valley.

        4  -   Market Company - Strategic / Financial Buyers.

        5  -   Exercise all/part of Company's option to buy Wilkerson's shares.

        6  -   Buyback shares at market.

        7  -   Buyback using tender offer.

        8  -   Issue cash dividend.

        9  -   Employment Agreement / Options - Wilkerson

       10  -   Employment Agreement / Options - Others

       11  -   Timing Issues

 BCT International, Inc.                                            Confidential
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                    Financial and Indicated Value Summary

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Summary Financials

($ in thousands)

                                                    Actual/Estimated                                   Projected
                                      ---------------------------------------------- -----------------------------------------------
                                                        FY ended                                        FY ended
                                                     February 28/29                                  February 28/29
                                      ---------------------------------------------- -----------------------------------------------
                                         2000       2001        2002        2003        2004        2005        2006       2007
                                      ---------------------------------------------- -----------------------------------------------
Revenues
  Base Case                             $ 19,302    $ 18,999    $ 17,599   $ 17,781     $ 17,569    $ 17,539   $ 17,539    $ 17,539
  Company Stores                               -           -           -        528        3,708       6,563      7,387       7,854
  Satellite Stores                             -           -           -          -          371       1,299      2,215       3,386
                                      ---------------------------------------------- -----------------------------------------------
     Total Revenue                      $ 19,302    $ 18,999    $ 17,599   $ 18,309     $ 21,647    $ 25,400   $ 27,141    $ 28,779
                                      ============================================== ===============================================


EBITDA
  Base Case                             $  2,061    $    988    $    781   $  1,218     $  1,486    $  1,204   $    934    $    680
  Company Stores                               -           -           -       (200)          80         597        746         832
  Satellite Stores                             -           -           -          -           28         517        751       1,195
                                      ---------------------------------------------- -----------------------------------------------
     Total EBITDA                       $  2,061    $    988    $    781   $  1,018     $  1,593    $  2,318   $  2,431    $  2,707
                                      ============================================== ===============================================


Free Cash Flow
  Base Case (1)                         $  1,085    $    141    $  3,098   $    443     $  1,067    $    676   $    508    $    353
  Company Stores                               -           -           -          -       (2,925)        102        351         433
  Satellite Stores                             -           -           -          -         (248)       (164)       593         931
                                      ---------------------------------------------- -----------------------------------------------
     Total Free Cash Flow               $  1,085    $    141    $  3,098   $    443     $ (2,105)   $    615   $  1,452    $  1,717
                                      ============================================== ===============================================


--------------------------------------------------------------------------------
(1) Base Case free cash flow for 2000 to 2002 is based on cash flow statements for Company.

Sources of information: Company Financials, Projections and Management.

                                       6

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BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Summary Indicated Value

($ in thousands)                                     Scenarios (1)                                 Scenarios (1)
                                     -------------------------------------------   ---------------------------------------------
                                                    BC          BC       BC+CS                    BC           BC         BC+CS
                                        BC         +CS         + SS       +SS         BC         +CS         + SS         +SS
                                     --------    --------    --------   --------   --------    --------    --------    ---------
Indicated Values

    Enterprise Value                 $  3,631    $  3,189    $  6,546   $  6,103
                                     ========    ========    ========   ========

    Market Value                     $ 11,421    $ 10,979    $ 14,855   $ 14,412
                                     ========    ========    ========   ========

    Market Value Per Share           $   2.01    $   1.93    $   2.51   $   2.44
                                     ========    ========    ========   ========

    Assumed Shares Outstanding          5,686       5,686       5,916      5,916
                                     ========    ========    ========   ========


                         Wilkerson
                          Buyback               No Open Market Purchase             Open Market Purchase of 500 Shares @ $1.00
                                     -------------------------------------------   ---------------------------------------------
                               200   $   2.05    $  1.975    $ 2.5797   $  2.49    $   2.15    $  2.075    $  2.727    $  2.632
                               500   $   2.11    $  2.021    $ 2.6502   $  2.57    $   2.23    $  2.133    $  2.823    $  2.732
                               800   $   2.15    $  2.065    $ 2.7206   $  2.64    $   2.28    $  2.188    $  2.918    $  2.811
                              1100   $   2.19    $  2.099    $ 2.8009   $  2.71    $   2.33    $  2.233    $  3.013    $  2.901
                              1400   $   2.22    $  2.122    $ 2.8712   $  2.77    $   2.38    $  2.268    $  3.106    $  2.990


                                     Open Market Purchase of 750 Shares @ $1.20     Open Market Purchase of 1,250 Shares @ $1.40
                                     -------------------------------------------   ---------------------------------------------
                               200   $   2.18    $   2.09    $   2.77   $   2.68   $   2.24    $   2.14    $   2.89    $   2.80
                               500   $   2.26    $   2.16    $   2.89   $   2.79   $   2.34    $   2.22    $   3.03    $   2.93
                               800   $   2.32    $   2.21    $   2.98   $   2.88   $   2.40    $   2.28    $   3.15    $   3.04
                              1100   $   2.38    $   2.27    $   3.09   $   2.98   $   2.48    $   2.35    $   3.29    $   3.16
                              1400   $   2.44    $   2.31    $   3.20   $   3.08   $   2.56    $   2.41    $   3.43    $   3.29



--------------------------------------------------------------------------------
(1) Base Case free cash flow for 2000 to 2002 is based on cash flow statements for Company.

Sources of information: Company Financials, Projections and Management.

                                       7

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BCT International, Inc.                                             Confidential
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                              Key Discussion Points

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BCT International, Inc.                                             Confidential
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Key Discussion Points

     Capitalization Table

          1) Company is currently majority owned by Wilkerson who has 52.5% and 53.1% on a basic and ITM fully diluted level, respectively.

          2) Issue of Hummingbird intentions given their shareholding of 9.8% on a basic level.

          3) Less than 0.4% of total common shares oustanding (excluding holdings of Wilkerson/Phoenix) is traded on average each day.

     Stock Analysis

          1) Share price performance of Company has been poor. For the past three years, the Company has traded below $2.00 and has remained below $1.00 for most of the last twelve months ("LTM").

          2)   Average price was $0.85 over LTM and $1.72 since September 1997.

          3) Trading volume of Company also low. Company did not trade for 41% over the available trading days over LTM. Average and median volume is 8,108 and 200 respectively.

     Company History, Analysis and Graphs

          1) Financial performance of Company has been consistent with no signficant increases or falls in revenue and profitability over last three years.

          2) Company has significant amount of cash available of $4.8 million and very little debt of $828,000 (relating to notes generated through acquisition of Company stores).

          3) Tangible book value per share is $2.59, consisting primarily of cash and accounts and notes receivable owed by franchisees.

     Notes Analysis

          1) Examined notes receivables which total $6.7 million and applied payment probability based on likelihood of being paid. Also present valued the note payments to derive NPV of notes using Company's base case WACC.

          2) Of the $6.7 million notes, approximately $3.8 million are considered collectible for our analysis, which equates to a present value of approximately $2.8 million.

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BCT International, Inc.                                             Confidential
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Key Discussion Points

     Discounted Cash Flow Analysis

          1)   Conducted three sets of DCF's based on the Base Case Scenario
               (BC), Company Owned Franchises Scenario (CS) and Satellite Store scenario (SS).

          2) For each scenario we used three different DCF methodologies (terminal revenue, EBITDA and perpetual growth), and three different WACC based on the differing risks of each scenario.

          3) We used projections provided by the Company to calculate the indicated market value per share of persuing each scenario combination.

          4) Based on the projections, it makes sense to continue with the satellite store iniatives. Question of whether the ownership of company owned stores is required to complete the SS plan.

          5) CS scenario in itself results in a lower valuation for the Company due to the high price paid for the stores (0.6x revenue), and the extra training costs of area managers, etc. If satellite stores are predominantly owned by existing franchisees, then company owned stores are less important to this strategy.

          6) Based on analysis, value range of Company is between $2.01 and $2.44 under a base case and under all three cases scenario, respectively (assuming no share buyback transaction).

     Comparable Company Analysis

          1) No real comparables to the Company, so little reliance will be placed on this analysis.

          2) Included comparable companies that were involved in commercial printing/and or paper-related distribution/resellers.

          3) Company is trading well below this group on an enterprise value basis and towards the low end of the group on a total invested capital basis.

          4) EBITDA multiple more reliable than revenue multiples for Company due to revenue mix of pelican paper sales and royalty revenue.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Key Discussion Points

     Share Repurchase Analysis

          1)   Key is to balance the following issues:

               - What percentage ownership do you want Wilkerson to have post share repurchase program?

                    Company can potentially repurchase up to 1.4 million shares from Wilkerson at an average price of $1.36 for all three tranches of $0.90, $1.50 and $1.75 shares. This could be limited by the inclusion of shares purchased using the $2.0 milion loan guaranteed by the Company. Wilkerson's shareholding can potentially fall from 52.5% to 34.7%.

               - Will it be cheaper to buy on the open market or a combination of both?

                    If Company can repurchase shares on the open market at average prices less than what they can buy from Wilkerson, then it would have a greater positive impact on the share price. However, if purchase shares on open market, then the percentage of Wilkerson and Hummingbird's holdings will increase.

               - What impact will the share buyback have on liquidity of the stock?

                    If the Company buybacks Wilkerson's shares, then there will be little impact on liquidity as his shares are not traded on market. However, an open market repurchase will impact the number of shares circulating on the market which although will increase the theorectical market value per share, may be impacted by further illiquidity issues.

               - How much cash do we have to complete a buyback?

                    The Company currently has approximately $4.8 million in cash, of which they require $2.0 million in cash for the next fiscal year and approximately $1.0 million in reserves. This leaves approximately $1.8 million to use in a share buyback or alternatively cash dividend, etc. However, this does not include expected cash received from the exercise of ITM options and the receipt of note payments (expected to be approximately $692,000 in fiscal 2004).

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BCT International, Inc.                                             Confidential
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Key Discussion Points

               - What Impact will the share buyback have on the Company's share price?

                    The Company's share price is likely to increase relative to the number of shares repurchased and the amount of cash used to buy back the shares. The more shares purchased at a lower share price, the higher the underlying value of the stock.

               - Should a cash dividend be given instead?

                    Announcement of cash dividend may immediately increase share price by amount of dividend as the market is not giving full value to the cash balances held by the Company. However, once the share price becomes ex, the share price will fall by the amount of the dividend (but perhaps no less than the original price before the dividend was announced). Potential new tax laws favor cash dividends as under a buyback the shareholder is taxed in relation to their cost basis. Wilkerson's shareholding will remain the same if cash dividend is chosen. Cash dividend will decrease the value of the Company placed by New Valley.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------

                              Capitalization Table

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Capitalization Table (1)
($ in thousands, except per share amounts)

                                                                                                             % of Total Outstanding
                                                                                                            ------------------------
                                                                                                                       ITM
                               Price        Common               ITM        ITM Fully   Other     Fully               Fully   Fully
                            Purchased (2)   Stock   Basic (3)  Options (4)   Diluted   Options   Diluted     Basic   Diluted Diluted
                           --------------   ------  ---------  ----------- ----------  -------   -------     -----   ------- -------
William A. Wilkerson (5)
           Prior Purchases                  38,600
      Capital Contribution                 955,382
           Other Purchases    $ 0.90       454,036
                              $ 1.50       618,482
                              $ 1.75       623,782
                                         ---------
                     Total               2,690,282  2,690,282    327,500    3,017,782         -   3,017,782   52.5%   53.1%    50.2%
                                         =========

Other Officers & Directors

                     Total                 109,548    109,548    200,460      310,008   215,000     525,008    2.1%    5.5%     8.7%
                                         =========


Hummingbird Management,
LLC (6)

           Prior Purchases        na       385,912
          Recent Purchases    $ 0.70         5,000
                              $ 0.98        22,500
                              $ 1.05        89,655
                                         ---------
                                           503,067    503,067          -      503,067               503,067    9.8%    8.8%     8.4%
                                         =========

Other Shareholders/
Option holders                                      1,818,561     36,625    1,855,186   105,000   1,960,186   35.5%   32.6%    32.6%

                                                   ----------    -------    ---------   -------   ---------  ------  ------   ------
Total Shares Outstanding                            5,121,458    564,585    5,686,043   320,000   6,006,043  100.0%  100.0%   100.0%
                                                                 =======                =======              ======  ======   ======

                   Plus Treasury Stock                707,000                 707,000               707,000
                                                   ----------               ---------             ---------
                   Total Shares Issued              5,828,458                6,393,04             6,713,043
                                                   ==========               =========             =========

--------------------------------------------------------------------------------
(1) As of February 14th, 2003.
(2) Where known, the purchase price paid per share is presented.
(3) Based on total common shares outstanding, excluding in-the-money ("ITM") options and warrants.
(4) ITM options include all warrants and options with exercise price less than or equal to $2.00
(5) Includes shares and options held by Wilkerson and Phoenix Group.
(6) Based on SEC 13D Filing by Hummingbird Management, LLC, dated January 17, 2003.

Sources of information: Company Financials, Management and SEC filings.

DRAFT ANALYSIS - 2/20/2003               14                     CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
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                               Market Performance









DRAFT ANALYSIS - 2/20/2003             15                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
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            BCT International Closing Price & Trading Volume History

                     September 29, 1997 - February 20, 2003




                                     [GRAPH]








       Start                 End                High          Average    Median           Low           Avg. Volume   Median Volume
------------------  ------------------  ------------------   ---------  ---------  ------------------  -------------  --------------
29-Sep-97 $ 2.6250  17-Feb-03 $ 0.9100  06-Apr-98 $ 3.6250   $ 1.7253   $ 1.6094   26-Oct-98 $ 0.2813      59,740         38,650

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

DRAFT ANALYSIS - 2/20/2003             16                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------

            BCT International Closing Price & Trading Volume History

                     February 20, 2002 - February 20, 2003





                                    [GRAPH]




       Start                  End                  High          Average    Median           Low         Avg. Volume   Median Volume
-------------------  -------------------  -------------------   ---------  --------  ------------------  -----------   -------------
20-Feb-02  $ 1.1010  20-Feb-03  $ 0.9100  01-Apr-02  $ 1.1100   $ 0.8529   $ 0.8100  26-Apr-02 $ 0.5600      8,108          200

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

DRAFT ANALYSIS - 2/20/2003            17                        CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
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    BCT International vs Comparable Company Index (1) and Russell 3000 Index

                      February 20, 2002 - February 20, 2003

                                    [CHART]


    ----- BCT International         Comparables           ----- Russell 3000


--------------------------------------------------------------------------------
 % Change                BCT Internation:      Comparables      Russell 3000
 First Half of Period        -22.8%               -4.8%            -14.9%
 Second Half of Period         7.4%               22.8%            -10.7%
 Full Period                 -17.3%               16.1%            -23.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

DRAFT ANALYSIS - 2/20/2003            18                        CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
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     BCT International Closing Price Ranges as Percentage of Total Trading

                     February 20, 2003 - February 20, 2003


                                   [CHART]



Price Range    $0.000 - $0.600     $0.601 - $0.675     $0.676 - $0.750     $0.751 - $0.825     $0.826 - $0.900
----------------------------------------------------------------------------------------------------------------
Days in Range         1                   2                   51                 93                   35
Percentage          0.4%                0.8%                20.2%              36.8%                13.8%



Price Range    $0.901 - $0.975     $0.976 - $1.050     $1.051 - $1.125     $1.126 +
------------------------------------------------------------------------------------
Days in Range         15                  26                  30              0
Percentage           5.9%               10.3%               11.9%           0.0%


----------------------------------------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.


DRAFT ANALYSIS - 2/20/2003              19                      CAPITALINK, L.C.


BCT International, Inc.                                                                   Confidential
------------------------------------------------------------------------------------------------------
            BCT International Trading Volume per Price Range as Percentage of Total

                            February 20, 2002 - February 20, 2003

                                            [CHART]


Price Range   $0.000 - $0.600   $0.601 - $0.675  $0.676 - $0.750  $0.751 - $0.825  $0.826 - $0.900
---------------------------------------------------------------------------------------------------
Volume            386,700           16,700           499,300         588,100           133,200
Percentage         18.9%             0.8%             24.3%           28.7%              6.5%



              $0.901 - $0.975   $0.976 - $1.050   $1.051 - $1.125    $1.126 +
              ------------------------------------------------------------------
Volume             53,900            282,500           91,000             0
Percentage          2.6%              13.8%             4.4%            0.0%


------------------------------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.


DRAFT ANALYSIS - 2/20/2003             20                       CAPITALINK, L.C.

BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
                             BCT International Trading Volume Ranges as a Percentage of Total

                                         February 20, 2002 - February 20, 2003

                                                      [CHART]

                           greater  less    greater  less   greater  less   greater  less   greater  less    greater  less    less
                    No      than    than     than    than    than    than    than    than    than    than     than    than    than
                  volume      0     0,250    0,251   1,000   1,001   2,500   2,501   5,000   5,001  10,000    10,001 25,000   25,001
                 -------------------------------------------------------------------------------------------------------------------
Days in Range      109           19                21             23              21              26               19           15
Percentage        43.1%         7.5%              8.3%           9.1%            8.3%           10.3%             7.5%         5.9%



------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

DRAFT ANALYSIS - 2/20/2003            21                        CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------






                              Financial Performance







DRAFT ANALYSIS - 2/20/2003              22                      CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
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Normalized Comparative Summary Income Statements
($ in thousands except per share)


                                                                                 for years ended February 28,
                                                          --------------------------------------------------------------------------
                                                               1998           1999           2000           2001           2002
                                                          --------------------------------------------------------------------------
 Revenue
   Royalties and Franchise Fees                              $  4,921       $  5,356       $  5,394       $  5,267       $  5,117
   Paper an Printing Sales                                     11,734         12,817         13,881         13,424         12,068
   Sales of Franchises                                             44             87             27             46             99
   Company-Owned Franchise Sales                                    -              -              -              -              -
   Other Fees                                                       -              -              -            262            315
                                                          --------------------------------------------------------------------------
                             Total Revenue                   $ 16,699       $ 18,260       $ 19,302       $ 18,999       $ 17,599

 Cost of Revenue
    Cost of Paper and Printing Sales                            9,857         10,939         11,574         11,605         10,592
    Cost of Company-Owned Franchise Sales                           -              -              -              -              -
                                                          --------------------------------------------------------------------------
                           Cost of Revenue                      9,857         10,939         11,574         11,605         10,592
                                                          --------------------------------------------------------------------------
                              Gross Profit                      6,842          7,321          7,728          7,394          7,007

    Selling, General & Admin                                    4,171          4,290          6,619          6,455          6,226
    Other                                                         199            186            189            232            226
                                                          --------------------------------------------------------------------------
                  Total Operating Expenses                      4,370          4,476          6,808          6,687          6,452
                                                          --------------------------------------------------------------------------
                   Operating Income (Loss)                      2,472          2,845            920            707            555

 Interest Income (Expense)                                        321            340            336            381            408
 Other Income (Expense)                                             2              6            952             49              -
                                                          --------------------------------------------------------------------------
                     Pre-tax Income (Loss)                      2,795          3,191          2,208          1,137            963
 Income Tax (Benefit)                                             986            690            837            442            380
                                                          --------------------------------------------------------------------------
                     Normalized Net Income                   $  1,809       $  2,501       $  1,371       $    695       $    584
                                                          ==========================================================================

 Normalized EBIT                                             $  2,474       $  2,851       $  1,872       $    756       $    555
   Total Depreciation & Amortization                         $    199       $    186       $    189       $    232       $    226
 Normalized EBITDA                                           $  2,673       $  3,037       $  2,061       $    988       $    781
   Capital Expenditures, net of Disposals (CAPEX, net)       $     88       $     82       $    262       $    150       $    162
 Normalized EBITDA - CAPEX                                   $  2,585       $  2,955       $  1,799       $    838       $    619

 Earnings per Share
    Basic Normalized EPS                                     $   0.35       $   0.47       $   0.26       $   0.13       $   0.11
    Basic Reported EPS                                       $   0.30       $   0.41       $   0.19       $   0.13       $   0.10
    Weighted Average Shares Outstanding (thousands)             5,230          5,323          5,257          5,214          5,123

    Diluted Normalized EPS                                   $   0.33       $   0.45       $   0.25       $   0.13       $   0.11
    Diluted Reported EPS                                     $   0.28       $   0.39       $   0.19       $   0.13       $   0.10
    Weighted Average Shares Outstanding (thousands)             5,540          5,596          5,388          5,235          5,123

 Normalizing Reconciliation
    Unusual (Expense) Gain Items                             $       -      $       -      $       -      $       -      $   (150)
    Income Tax Shelter (Charge) from Unusual Items                   -              -              -              -            59
                                                          --------------------------------------------------------------------------
           Unusual (Expense) Gain Items, net of Taxes                -              -              -              -           (92)
    Discontinued Operations, net of Taxes                         (244)          (327)          (357)           (31)            -
                                                          --------------------------------------------------------------------------
                Total Reconciling Items, net of Taxes        $    (244)     $    (327)     $    (357)     $     (31)     $    (92)
                                                          ==========================================================================

                        Reported Income Tax (Benefit)        $     986      $     690      $     837      $     442      $     321
                           Reported Net Income (Loss)        $   1,565      $   2,174      $   1,014      $     664      $     492
             Reported Comprehensive Net Income (Loss)        $   1,565      $   2,174      $   1,014      $     664      $     492



                                                             for the 9 months ended            LTM
                                                                   November 30,            November 30,
                                                          ------------------------------  ---------------
                                                               2001           2002             2002
                                                          ------------------------------  ---------------

 Revenue
   Royalties and Franchise Fees                              $   3,844      $   3,894      $   5,167
   Paper an Printing Sales                                       9,297          9,080         11,851
   Sales of Franchises                                              89              3             13
   Company-Owned Franchise Sales                                     -            528            528
   Other Fees                                                      190            338            463
                                                          ------------------------------  ---------------
                             Total Revenue                   $  13,420      $  13,843      $  18,022

 Cost of Revenue
    Cost of Paper and Printing Sales                             8,073          7,822         10,341
    Cost of Company-Owned Franchise Sales                            -            119            119
                                                          ------------------------------  ---------------
                           Cost of Revenue                       8,073          7,941         10,460
                                                          ------------------------------  ---------------
                              Gross Profit                       5,347          5,902          7,562

    Selling, General & Admin                                     4,395          5,102          6,933
    Other                                                          170            177            233
                                                          ------------------------------  ---------------
                  Total Operating Expenses                       4,565          5,279          7,166
                                                          ------------------------------  ---------------
                   Operating Income (Loss)                         782            623            396

 Interest Income (Expense)                                         303            254            359
 Other Income (Expense)                                              -              -              -
                                                          ------------------------------  ---------------
                     Pre-tax Income (Loss)                       1,085            877            755
 Income Tax (Benefit)                                              427            342            295
                                                          ------------------------------  ---------------
                     Normalized Net Income                   $     659      $     535      $     460
                                                          ==============================  ===============

 Normalized EBIT                                             $     782      $     623      $     396
   Total Depreciation & Amortization                         $     170      $     177      $     233
 Normalized EBITDA                                           $     952      $     800      $     629
   Capital Expenditures, net of Disposals (CAPEX, net)       $     144      $     124      $     142
 Normalized EBITDA - CAPEX                                   $     808      $     676      $     487

 Earnings per Share
    Basic Normalized EPS                                     $    0.13      $    0.10      $    0.08
    Basic Reported EPS                                       $    0.11      $    0.10      $    0.09
    Weighted Average Shares Outstanding (thousands)              5,123          5,121

    Diluted Normalized EPS                                   $    0.13      $    0.10      $    0.08
    Diluted Reported EPS                                     $    0.11      $    0.10      $    0.09
    Weighted Average Shares Outstanding (thousands)              5,123          5,121

 Normalizing Reconciliation
    Unusual (Expense) Gain Items                             $    (150)     $       -      $       -
    Income Tax Shelter (Charge) from Unusual Items                  59              -              -
                                                          ------------------------------  ---------------
           Unusual (Expense) Gain Items, net of Taxes              (92)             -              -
    Discontinued Operations, net of Taxes                            -              -              -
                                                          ------------------------------  ---------------
                Total Reconciling Items, net of Taxes        $     (92)     $       -      $       -
                                                          ==============================  ===============
                        Reported Income Tax (Benefit)        $     368      $     342      $     295
                           Reported Net Income (Loss)        $     567      $     535      $     460
             Reported Comprehensive Net Income (Loss)        $     567      $     535      $     460

--------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                  23                  CAPITALINK, L.C.


BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Normalized Common Sized Summary Income Statements

                                                                                               for the 9 months ended        LTM
                                                     for years ended February 28,                    November 30,       November 30,
                                             ---------------------------------------------------------------------------------------
                                                1998       1999      2000      2001    2002         2001      2002           2002
                                             ---------------------------------------------------------------------------------------
Revenue

  Royalties and Franchise Fees                  29.5%      29.3%     27.9%     27.7%   29.1%        28.6%     28.1%          28.7%
  Paper an Printing Sales                       70.3%      70.2%     71.9%     70.7%   68.6%        69.3%     65.6%          65.8%
  Sales of Franchises                            0.3%       0.5%      0.1%      0.2%    0.6%         0.7%      0.0%           0.1%
  Company-Owned Franchise Sales                  0.0%       0.0%      0.0%      0.0%    0.0%         0.0%      3.8%           2.9%
  Other Fees                                     0.0%       0.0%      0.0%      1.4%    1.8%         1.4%      2.4%           2.6%
                                             -------------------------------------------------   ---------------------    ----------
              Total Revenue                    100.0%     100.0%    100.0%    100.0%  100.0%       100.0%    100.0%         100.0%

Cost of Revenue

  Cost of Paper and Printing Sales              59.0%      59.9%     60.0%     61.1%   60.2%        60.2%     56.5%          57.4%
  Cost of Company-Owned Franchise Sales          0.0%       0.0%      0.0%      0.0%    0.0%         0.0%      0.9%           0.7%
                                             -------------------------------------------------   --------------------     ----------
              Cost of Revenue                   59.0%      59.9%     60.0%     61.1%   60.2%        60.2%     57.4%          58.0%
                                             -------------------------------------------------   --------------------     ----------
              Gross Profit                      41.0%      40.1%     40.0%     38.9%   39.8%        39.8%     42.6%          42.0%

  Selling, General & Admin                      25.0%      23.5%     34.3%     34.0%   35.4%        32.7%     36.9%          38.5%
  Other                                          1.2%       1.0%      1.0%      1.2%    1.3%         1.3%      1.3%           1.3%
                                             -------------------------------------------------   --------------------     ----------
              Total Operating Expenses          26.2%      24.5%     35.3%     35.2%   36.7%        34.0%     38.1%          39.8%
                                             -------------------------------------------------   --------------------     ----------
              Operating Income (Loss)           14.8%      15.6%      4.8%      3.7%    3.2%         5.8%      4.5%           2.2%

Interest Income (Expense)                        1.9%       1.9%      1.7%      2.0%    2.3%         2.3%      1.8%           2.0%
Other Income (Expense)                           0.0%       0.0%      4.9%      0.3%    0.0%         0.0%      0.0%           0.0%
                                             -------------------------------------------------   --------------------     ----------
              Pre-tax Income (Loss)             16.7%      17.5%     11.4%      6.0%    5.5%         8.1%      6.3%           4.2%
Income Tax (Benefit)                             5.9%       3.8%      4.3%      2.3%    2.2%         3.2%      2.5%           1.6%
                                             -------------------------------------------------   --------------------     ----------
              Normalized Net Income             10.8%      13.7%      7.1%      3.7%    3.3%         4.9%      3.9%           2.6%
                                             =================================================   ====================     ==========

Normalized EBIT                                 14.8%      15.6%      9.7%      4.0%    3.2%         5.8%      4.5%           2.2%
  Total Depreciation & Amortization              1.2%       1.0%      1.0%      1.2%    1.3%         1.3%      1.3%           1.3%
Normalized EBITDA                               16.0%      16.6%     10.7%      5.2%    4.4%         7.1%      5.8%           3.5%
  Capital Expenditures, net of
 Disposals (CAPEX, net)                          0.5%       0.4%      1.4%      0.8%    0.9%         1.1%      0.9%           0.8%
Normalized EBITDA - CAPEX                       15.5%      16.2%      9.3%      4.4%    3.5%         6.0%      4.9%           2.7%

Normalizing Reconciliation

  Unusual (Expense) Gain Items                  0.0%        0.0%      0.0%      0.0%   -0.9%        -1.1%      0.0%           0.0%
  Income Tax Shelter (Charge)
  from Unusual Items                            0.0%        0.0%      0.0%      0.0%    0.3%         0.4%      0.0%           0.0%
                                             -------------------------------------------------   --------------------     ----------
         Unusual (Expense) Gain Item            0.0%        0.0%      0.0%      0.0%   -0.5%        -0.7%      0.0%           0.0%
Discontinued Operations, net of Taxes          -1.5%       -1.8%     -1.8%     -0.2%    0.0%         0.0%      0.0%           0.0%
                                             -------------------------------------------------   --------------------     ----------
         Total Reconciling Items, net of       -1.5%       -1.8%     -1.8%     -0.2%   -0.5%        -0.7%      0.0%           0.0%
         Taxes                               =================================================   ====================     ==========
              Reported Income Tax (Benefit)     5.9%        3.8%      4.3%      2.3%    1.8%         2.7%      2.5%           1.6%
              Reported Net Income (Loss)        9.4%       11.9%      5.3%      3.5%    2.8%         4.2%      3.9%           2.6%
              Reported Comprehensive Net
              Income(Loss)                      9.4%       11.9%      5.3%      3.5%    2.8%         4.2%      3.9%           2.6%


------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/2/2003                                                                                           CAPITALINK, L.C.

BCT International, Inc.                                                                                                Confidential
-----------------------------------------------------------------------------------------------------------------------------------
Comparative Summary Balance Sheets
 ($ in thousands, except per share)
                                                                         as of February 28,                    as of November 30,
                                                      ------------------------------------------------------  ---------------------
 Assets                                                  1998        1999       2000      2001        2002        2001        2002
                                                      ------------------------------------------------------  ---------------------
 Current Assets
      Cash & Equivalents                                 $ 989     $ 1,143    $ 1,906   $ 1,799     $ 4,819     $ 4,328     $ 4,805
      Accounts Receivable                                2,418       3,252      3,293     3,568       2,889       1,800       2,386
      Inventory                                          2,354       2,122      2,359     2,352       1,887       2,415       2,697
      Deferred Income Taxes                                919         476        482       321         419         321         419
      Prepaid & Other                                      950       1,281        408       134         259         280         499
                                                      ------------------------------------------------------  ---------------------
          Total Current Assets                           7,630       8,274      8,448     8,174      10,273       9,144      10,806

 Property & Equipment                                    1,331       1,442      1,633     1,707       1,869       1,851       2,551
 Less Accumulated Depreciation                            (794)       (982)    (1,104)   (1,234)     (1,434)     (1,384)     (1,588
                                                      ------------------------------------------------------  ---------------------
          Property & Equipment, net                        537         460        529       473         435         467         963
 Accounts and Notes Receivable, net                      5,376       6,052      7,275     6,362       5,170       6,143       5,186
 Deferred Income Taxes                                     214         246        722       925         970         809       1,001
 Intangible Assets, net                                    311         284        258       232         206         212         186
 Other Assets                                               89          90         89        24          24          24          43
                                                      ------------------------------------------------------  ---------------------
                                                      $ 14,157    $ 15,406   $ 17,321  $ 16,190    $ 17,078    $ 16,799    $ 18,185
                                                      ======================================================  =====================
 Liabilities & Stockholders' Equity
 Current Liabilities
      Accounts Payable                                $  1,264       $ 844    $ 1,111     $ 597       $ 432       $ 658       $ 789
      Accrued Expenses                                     777         753      1,349       403         871         699         938
      Interest Bearing Debt                                105         113        104        86         560          86         294
      Interest Bearing Debt, Affiliates                      -           -          -         -           -           -           -
      Other                                                339         311        218       167         125           -         125
                                                      ------------------------------------------------------  ---------------------
          Total Current Liabilities                      2,485       2,021      2,782     1,253       1,988       1,443       2,146

 Long Term Interest Bearing Debt                           539         433        330       236           -         172         534
 Other Long Term                                             -           -        453       417         334         353         214
                                                      ------------------------------------------------------  ---------------------
          Total Liabilities                              3,024       2,454      3,565     1,906       2,322       1,968       2,894

 Stockholders' Equity
      Preferred Stock                                       60          60          -         -           -           -           -
      Common Stock                                         223         230        233       233         233         233         233
      Paid in Capital                                   12,254      12,506     12,597    12,597      12,605      12,605      12,605
      Accumulated Earnings (Deficit)                      (845)      1,322      2,334     2,998       3,490       3,565       4,025
      Treasury Stock & Stock Receivable                   (559)     (1,166)    (1,408)   (1,544)     (1,572)     (1,572)     (1,572
                                                      ------------------------------------------------------  ---------------------
          Total Stockholders' Equity                    11,133      12,952     13,756    14,284      14,756      14,831      15,291
                                                      ------------------------------------------------------  ---------------------
                                                      $ 14,157    $ 15,406   $ 17,321  $ 16,190    $ 17,078    $ 16,799    $ 18,185
                                                      ======================================================  =====================

 Net Working Capital                                   $ 5,145     $ 6,253    $ 5,666   $ 6,921     $ 8,285     $ 7,701     $ 8,660
 Common Shares Outstanding
    (thousands)                                          5,322       5,257      5,231     5,136       5,121       5,115       5,121
 Book Value per Share                                   $ 2.09      $ 2.46     $ 2.63    $ 2.78      $ 2.88      $ 2.90      $ 2.99
 Tangible Book Value Per Share                          $ 2.03      $ 2.41     $ 2.58    $ 2.74      $ 2.84      $ 2.86      $ 2.95

-----------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                         CAPITALINK, L.C.

                                   25


BCT International, Inc.                                                                                                Confidential
-----------------------------------------------------------------------------------------------------------------------------------
Common Sized Summary Balance Sheet

                                                                    as of February 28,                      as of November 30,
                                                 ----------------------------------------------------  ----------------------------
 Assets                                              1998      1999      2000       2001        2002         2001       2002
                                                 ----------------------------------------------------  ----------------------------
 Current Assets

      Cash & Equivalents                             7.0%      7.4%      11.0%      11.1%       28.2%        25.8%      26.4%
      Accounts Receivable                           17.1%     21.1%      19.0%      22.0%       16.9%        10.7%      13.1%
      Inventory                                     16.6%     13.8%      13.6%      14.5%       11.0%        14.4%      14.8%
      Deferred Income Taxes                          6.5%      3.1%       2.8%       2.0%        2.5%         1.9%       2.3%
      Prepaid & Other                                6.7%      8.3%       2.4%       0.8%        1.5%         1.7%       2.7%
                                                 ----------------------------------------------------  ----------------------------
                   Total Current Assets             53.9%     53.7%      48.8%      50.5%       60.2%        54.4%      59.4%

 Property & Equipment                                9.4%      9.4%       9.4%      10.5%       10.9%        11.0%      14.0%
 Less Accumulated Depreciation                      -5.6%     -6.4%      -6.4%      -7.6%       -8.4%        -8.2%      -8.7%
                                                 ----------------------------------------------------  ----------------------------
                   Property & Equipment, net         3.8%      3.0%       3.1%       2.9%        2.5%         2.8%       5.3%
 Accounts and Notes Receivable, net                 38.0%     39.3%      42.0%      39.3%       30.3%        36.6       28.5%
 Deferred Income Taxes                               1.5%      1.6%       4.2%       5.7%        5.7%         4.8%       5.5%
 Intangible Assets, net                              2.2%      1.8%       1.5%       1.4%        1.2%         1.3%       1.0%
 Other Assets                                        0.6%      0.6%       0.5%       0.1%        0.1%         0.1%       0.2%
                                                 ----------------------------------------------------  ----------------------------
                                                   100.0%    100.0%     100.0%     100.0%      100.0%       100.0%     100.0%
                                                 ====================================================  ============================
 Liabilities & Stockholders' Equity
 Current Liabilities

      Accounts Payable                               8.9%      5.5%       6.4%        3.7%       2.5%         3.9%       4.3%
      Accrued Expenses                               5.5%      4.9%       7.8%        2.5%       5.1%         4.2%       5.2%
      Interest Bearing Debt                          0.7%      0.7%       0.6%        0.5%       3.3%         0.5%       1.6%
      Interest Bearing Debt, Affiliates              0.0%      0.0%       0.0%        0.0%       0.0%         0.0%       0.0%
      Other                                          2.4%      2.0%       1.3%        1.0%       0.7%         0.0%       0.7%
                                                   --------------------------------------------------  ----------------------------
                   Total Current Liabilities        17.6%     13.1%      16.1%        7.7%      11.6%         8.6%      11.8%

 Long Term Interest Bearing Debt                     3.8%      2.8%       1.9%        1.5%       0.0%         1.0%       2.9%
 Long Term Interest Bearing Debt, Affiliates         0.0%      0.0%       0.0%        0.0%       0.0%         0.0%       0.0%
 Other Long Term                                     0.0%      0.0%       2.6%        2.6%       2.0%         2.1%       1.2%

                                                   --------------------------------------------------  ----------------------------
                   Total Liabilities                21.4%     15.9%      20.6%       11.8%      13.6%        11.7%      15.9%

 Stockholders' Equity

      Preferred Stock                                0.4%      0.4%       0.0%        0.0%       0.0%         0.0%       0.0%
      Common Stock                                   1.6%      1.5%       1.3%        1.4%       1.4%         1.4        1.3%
      Paid in Capital                               86.6%     81.2%      72.7%       77.8%      73.8%        75.0%      69.3%
      Accumulated Earnings (Deficit)                -6.0%      8.6%      13.5%       18.5%      20.4%        21.2%      22.1%
      Treasury Stock & Stock Receivable             -3.9%     -7.6%      -8.1%       -9.5%      -9.2%        -9.4%      -8.6%
                                                   --------------------------------------------------  ----------------------------
                  Total Stockholders' Equity        78.6%     84.1%      79.4%       88.2%      86.4%        88.3%      84.1%
                                                   --------------------------------------------------  ----------------------------
                                                   100.0%    100.0%     100.0%      100.0%     100.0%       100.0%     100.0%
                                                   ==================================================  ============================

 Net Working Capital                                36.3%     40.6%      32.7%       42.7%      48.5%        45.8%      47.6%


-----------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                         CAPITALINK, L.C.

                                       26

BCT International, Inc.                                                                                               Confidential
----------------------------------------------------------------------------------------------------------------------------------
Comparative Financial Analysis
($ in thousands, except per share)



                                                                               as of & for years ended February 28,
                                                               -------------------------------------------------------------------
                                                               1998          1999          2000          2001           2002
                                                               -------------------------------------------------------------------
 Financial Review

      Revenue                                                 $ 16,699      $ 18,260      $ 19,302      $ 18,999       $ 17,599
      Gross Profit                                            $  6,842      $  7,321      $  7,728      $  7,394       $  7,007
      Total Operating Expenses                                $  4,370      $  4,476      $  6,808      $  6,687       $  6,452
      Operating Income                                        $  2,472      $  2,845      $    920      $    707       $    555
      Pre-tax Income (Loss)                                   $  2,795      $  3,191      $  2,208      $  1,137       $    963
      Normalized Net Income (Loss)                            $  1,809      $  2,501      $  1,371      $    695       $    584
      Normalized EBIT                                         $  2,474      $  2,851      $  1,872      $    756       $    555
      Normalized EBITDA                                       $  2,673      $  3,037      $  2,061      $    988       $    781
      Normalized Basic EPS                                    $   0.30      $   0.41      $   0.19      $   0.13       $   0.10
      Normalized Diluted EPS                                  $   0.28      $   0.39      $   0.19      $   0.13       $   0.10
      Total Assets                                             FALSE        $ 15,406      $ 17,321      $ 16,190       $ 17,078
      Net Worth                                               $ 11,133      $ 12,952      $ 13,756      $ 14,284       $ 14,756
      Tangible Net Worth                                      $ 10,822      $ 12,668      $ 13,498      $ 14,052       $ 14,550
      Total Interest Bearing Debt                             $    644      $    546      $    434      $    322       $    560
      Net Interest Bearing Debt                               $   (345)     $   (597)     $ (1,472)     $ (1,477)      $ (4,259)
      Total Capitalization                                    $ 11,777      $ 13,498      $ 14,190      $ 14,606       $ 15,316

 Financial Strength

      Quick Ratio                                                  2.1           3.0           2.2           4.6            4.2
      Current Ratio                                                3.1           4.1           3.0           6.5            5.2
      Total Liabilities to Net Worth                              27.2%         18.9%         25.9%         13.3%          15.7%
      Total Interest Bearing Debt to Net Worth                     5.8%          4.2%          3.2%          2.3%           3.8%
      Total Interest Bearing Debt to Total Capitalization          5.5%          4.0%          3.1%          2.2%           3.7%
      Net Interest Bearing Debt to Total Capitalization           -2.9%         -4.4%        -10.4%        -10.1%         -27.8%
      Interest Expense to Interest Bearing Debt                     na            na            na            na             na
      Total Interest Bearing Debt to Normalized EBITDA             0.2           0.2           0.2           0.3            0.7
      Normalized EBITDA to Interest Expense                         na            na            na            na             na
      Normalized EBITDA-CAPEX, net to Interest Exp.                 na            na            na            na             na

 Effectiveness and Efficiency

      Accounts Receivable Turnover                                  na           5.6           5.9           5.3            6.1
      Inventory Turnover                                            na           5.2           4.9           4.9            5.6
      Asset Turnover                                                na           1.2           1.1           1.2            1.0
      Days Sales Outstanding                                        na          65.0          62.3          68.5           59.9
      Days Inventory Outstanding                                    na          70.8          74.4          74.0           65.0
      Days Payable Outstanding                                      na          20.1          14.2          10.3           11.7
      Normalized EBIT to Average Assets                             na          18.5%         10.8%          4.7%           3.2%
      Normalized EBIT to Net Worth                                  na          22.0%         13.6%          5.3%           3.8%
      Normalized EBITDA to Average Assets                           na          19.7%         11.9%          6.1%           4.6%
      Normalized EBITDA to Net Worth                                na          23.4%         15.0%          6.9%           5.3%
      Normalized Net Income to Average Assets                       na          16.2%          7.9%          4.3%           3.4%
      Normalized Net Income to Net Worth                            na          19.3%         10.0%          4.9%           4.0%






                                                                     as of & for the 9 months ended           as of & for LTM
                                                                             November 30,                       November 30,
                                                                     ----------------------------              --------------
                                                                         2001          2002                        2002
                                                                     ----------------------------              --------------
 Financial Review

      Revenue                                                           $ 13,420      $ 13,843                    $ 18,022
      Gross Profit                                                      $  5,347      $  5,902                    $  7,562
      Total Operating Expenses                                          $  4,565      $  5,279                    $  7,166
      Operating Income                                                  $    782      $    623                    $    396
      Pre-tax Income (Loss)                                             $  1,085      $    877                    $    755
      Normalized Net Income (Loss)                                      $    659      $    535                    $    460
      Normalized EBIT                                                   $    782      $    623                    $    396
      Normalized EBITDA                                                 $    952      $    800                    $    629
      Normalized Basic EPS                                              $   0.11      $   0.10                    $   0.09
      Normalized Diluted EPS                                            $   0.11      $   0.10                    $   0.09
      Total Assets                                                      $ 16,799      $ 18,185                    $ 18,185
      Net Worth                                                         $ 14,831      $ 15,291                    $ 15,291
      Tangible Net Worth                                                $ 14,619      $ 15,105                    $ 15,105
      Total Interest Bearing Debt                                       $    258      $    828                    $    828
      Net Interest Bearing Debt                                         $ (4,070)     $ (3,977)                   $ (3,977)
      Total Capitalization                                              $ 15,089      $ 16,119                    $ 16,119

 Financial Strength

      Quick Ratio                                                            4.7           3.8                         3.8
      Current Ratio                                                          6.3           5.0                         5.0
      Total Liabilities to Net Worth                                        13.3%         18.9%                       18.9%
      Total Interest Bearing Debt to Net Worth                               1.7%          5.4%                        5.4%
      Total Interest Bearing Debt to Total Capitalization                    1.7%          5.1%                        5.1%
      Net Interest Bearing Debt to Total Capitalization                    -27.0%        -24.7%                      -24.7%
      Interest Expense to Interest Bearing Debt                               na            na                          na
      Total Interest Bearing Debt to Normalized EBITDA                       0.3           1.0                         1.3
      Normalized EBITDA to Interest Expense                                   na            na                          na
      Normalized EBITDA-CAPEX, net to Interest Exp.                           na            na                          na

 Effectiveness and Efficiency

      Accounts Receivable Turnover                                           3.0           3.0                         8.6
      Inventory Turnover                                                     3.4           3.5                         4.1
      Asset Turnover                                                         0.9           0.8                         1.0
      Days Sales Outstanding                                                91.4          91.3                        42.4
      Days Inventory Outstanding                                            81.2          79.4                        89.2
      Days Payable Outstanding                                              13.7          12.7                        15.0
      Normalized EBIT to Average Assets                                       na            na                         2.3%
      Normalized EBIT to Net Worth                                            na            na                         2.6%
      Normalized EBITDA to Average Assets                                     na            na                         3.6%
      Normalized EBITDA to Net Worth                                          na            na                         4.2%
      Normalized Net Income to Average Assets                                 na            na                         2.5%
      Normalized Net Income to Net Worth                                      na            na                         3.0%
------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                        CAPITALINK, L.C.

                                       27

BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Comparative Financial Analysis Continued
($ in thousands, except per share)

                                                                                                 as of & for the
                                                                                                  9 months ended     as of & for LTM
                                                     as of & for years ended February 28,          November 30,        November 30,
                                                 ---------------------------------------------  ------------------   ---------------
                                                  1998      1999      2000    2001     2002      2001       2002          2002
                                                 ---------------------------------------------  ------------------   ---------------
 Profitability Ratios (as % of Revenue)
      Gross Profit Margin                         41.0%    40.1%     40.0%    38.9%    39.8%    39.8%      42.6%           42.0%
      SG&A                                        25.0%    23.5%     34.3%    34.0%    35.4%    32.7%      36.9%           38.5%
      Total Operating Expenses                    26.2%    24.5%     35.3%    35.2%    36.7%    34.0%      38.1%           39.8%
      Operating Income                            14.8%    15.6%      4.8%     3.7%     3.2%     5.8%       4.5%            2.2%
      Pre-tax Income (Loss)                       16.7%    17.5%     11.4%     6.0%     5.5%     8.1%       6.3%            4.2%
      Normalized Net Income (Loss)                10.8%    13.7%      7.1%     3.7%     3.3%     4.9%       3.9%            2.6%
      Normalized EBIT                             14.8%    15.6%      9.7%     4.0%     3.2%     5.8%       4.5%            2.2%
      Normalized EBITDA                           16.0%    16.6%     10.7%     5.2%     4.4%     7.1%       5.8%            3.5%

 Growth Rates
      Revenue                                       na      na       15.6%    -1.6%    -7.4%      na        3.2%            2.4%
      Gross Profit                                  na      na       12.9%    -4.3%    -5.2%      na       10.4%            7.9%
      Operating Income                              na      na      -62.8%   -23.2%   -21.5%      na      -20.3%          -28.6%
      Pre-tax Income (Loss)                         na      na      -21.0%   -48.5%   -15.3%      na      -19.2%          -21.6%
      Normalized Net Income (Loss)                  na      na      -24.2%   -49.3%   -16.0%      na      -18.8%          -21.2%
      Normalized EBIT                               na      na      -24.3%   -59.6%   -26.6%      na      -20.3%          -28.6%
      Normalized EBITDA                             na      na      -22.9%   -52.1%   -21.0%      na      -16.0%          -19.5%
      Normalized Basic EPS                          na      na      -36.7%   -31.6%   -23.1%      na       -9.1%          -10.0%
      Normalized Diluted EPS                        na      na      -32.1%   -31.6%   -23.1%      na       -9.1%          -10.0%
      Total Assets                                  na      na        na      -6.5%     5.5%      na        8.3%            6.5%
      Net Worth                                     na      na      23.6%      3.8%     3.3%      na        3.1%            3.6%
      Tangible Net Worth                            na      na      24.7%      4.1%     3.5%      na        3.3%            3.8%
      CAPEX, net                                    na      na     197.7%    -42.7%     8.0%      na      -13.9%          -12.3%

 Cumulative Average Growth Rate (CAGR) Statistics
      Revenue                                       na      9.3%      7.5%     4.4%     1.3%      na         na              na
      Gross Profit                                  na      7.0%      6.3%     2.6%     0.6%      na         na              na
      Operating Income                              na     15.1%    -39.0%   -34.1%   -31.2%      na         na              na
      Pre-tax Income (Loss)                         na     14.2%    -11.1%   -25.9%   -23.4%      na         na              na
      Normalized Net Income (Loss)                  na     38.3%    -12.9%   -27.3%   -24.6%      na         na              na
      Normalized EBIT                               na     15.2%    -13.0%   -32.6%   -31.2%      na         na              na
      Normalized EBITDA                             na     13.6%    -12.2%   -28.2%   -26.5%      na         na              na
      Normalized Basic EPS                          na     36.7%    -20.4%   -24.3%   -24.0%      na         na              na
      Normalized Diluted EPS                        na     39.3%    -17.6%   -22.6%   -22.7%      na         na              na
      Total Assets                                  na      na        na       na       na        na         na              na
      Net Worth                                     na     16.3%     11.2%     8.7%     7.3%      na         na              na
      Tangible Net Worth                            na     17.1%     11.7%     9.1%     7.7%      na         na              na
      CAPEX, net                                    na     -6.8%     72.5%    19.5%    16.5%      na         na              na

 Depreciation & Capital Spending
      Depreciation to CAPEX, net                 226.1%   226.8%     72.1%   154.7%   139.5%   118.1%      142.7%         164.1%
      CAPEX, net to Revenue                        0.5%     0.4%      1.4%     0.8%     0.9%     1.1%        0.9%           0.8%


------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                          CAPITALINK, L.C.

                                       28

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Selected Normalized Income Statement Graphs
($ in thousands, except per share)

[BAR CHARTS APPEAR HERE WITH THE FOLLOWING INFORMATION:]


                               FY 1998   FY 1999   FY 2000   FY 2001   FY 2002  LTM 2002
                               -------   -------   -------   -------   -------  --------
Revenue                        $16,699   $18,260   $19,302   $18,999   $17,599   $18,022
Gross Profit                   $ 6,842   $ 7,321   $ 7,728   $ 7,394   $ 7,007   $ 7,562
Total Operating Expenses       $ 4,370   $ 4,476   $ 6,808   $ 6,687   $ 6,452   $ 7,166
Operating Income               $ 2,472   $ 2,845   $   920   $   707   $   555   $   396
Interest Income (Expense)      $   321   $   340   $   336   $   381   $   408   $   359
Normalized EBIT                $ 2,474   $ 2,851   $ 1,872   $   756   $   555   $   396
Normalized EBITDA              $ 2,673   $ 3,037   $ 2,061   $   988   $   781   $   629
Normalized Net Income (Loss)   $ 1,809   $ 2,501   $ 1,371   $   695   $   584   $   460
Normalized Basic EPS           $  0.30   $  0.41   $  0.19   $  0.13   $  0.10   $  0.09

--------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                      CAPITALINK, L.C.


BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Selected Normalized Profitability and Cost Ratio (as % of Revenue) Graphs

RGraph Data

     Gross Profit Margin                                        41.0%       40.1%       40.0%       38.9%        39.8%       42.0%
     SG&A                                                       25.0%       23.5%       34.3%       34.0%        35.4%       38.5%
     Operating Income                                           14.8%       15.6%        4.8%        3.7%         3.2%        2.2%
     Interest Income (Expense)                                   1.9%        1.9%        1.7%        2.0%         2.3%        2.0%
     Pre-tax Income (Loss)                                      16.7%       17.5%       11.4%        6.0%         5.5%        4.2%
     Normalized Net Income (Loss)                               10.8%       13.7%        7.1%        3.7%         3.3%        2.6%
     Normalized EBIT                                            14.8%       15.6%        9.7%        4.0%         3.2%        2.2%
     Normalized EBITDA                                          16.0%       16.6%       10.7%        5.2%         4.4%        3.5%
     CAPEX, net to Revenue                                       0.5%        0.4%        1.4%        0.8%         0.9%        0.8%

------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                          CAPITALINK, L.C.

                                       30


BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Selected Normalized Financial Strength Graphs
($ in thousands)

FGraph Data

     Net Working Capital                                      $ 5,145     $ 6,253     $ 5,666     $ 6,921      $ 8,285     $ 8,660
     Current Ratio                                                3.1         4.1         3.0         6.5          5.2         5.0
     Quick Ratio                                                  2.1         3.0         2.2         4.6          4.2         3.8
     Total Liabilities to Net Worth                             27.2%       18.9%       25.9%       13.3%        15.7%       18.9%
     Total Interest Bearing Debt to Net Worth                    5.8%        4.2%        3.2%        2.3%         3.8%        5.4%
     Total Interest Bearing Debt to Total Capitalization         5.5%        4.0%        3.1%        2.2%         3.7%        5.1%
     Interest Expense to Interest Bearing Debt                     na          na          na          na           na          na
     Total Interest Bearing Debt to EBITDA                        0.2         0.2         0.2         0.3          0.7         1.3
     EBITDA to Interest Expense                                    na          na          na          na           na          na


------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                          CAPITALINK, L.C.

                                       31


BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Selected Normalized Efficiency Graphs

EGraph Data


     Days Sales Outstanding                                        na        65.0        62.3        68.5         59.9        42.4
     Days Inventory Outstanding                                    na        70.8        74.4        74.0         65.0        89.2
     Days Payable Outstanding                                      na        20.1        14.2        10.3         11.7        15.0
     Normalized EBIT to Average Assets                             na       18.5%       10.8%        4.7%         3.2%        2.3%
     Normalized EBIT to Average Net Worth                          na       22.0%       13.6%        5.3%         3.8%        2.6%
     Normalized EBITDA to Average Assets                           na       19.7%       11.9%        6.1%         4.6%        3.6%
     Normalized EBITDA to Average Net Worth                        na       23.4%       15.0%        6.9%         5.3%        4.2%
     Net Income to Average Assets                                  na       16.2%        7.9%        4.3%         3.4%        2.5%
     Net Income to Average Net Worth                               na       19.3%       10.0%        4.9%         4.0%        3.0%

------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financial statements and management

DRAFT ANALYSIS - 2/20/2003                                                                                          CAPITALINK, L.C.

                                       32

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------

                           Notes Receivable Analysis


DRAFT ANALYSIS - 2/20/2003                                      CAPITALINK, L.C.
                                       33

BCT International, Inc.                                                                                               Confidential
----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable Analysis - Indicated Present Value as of December  31, 2002
 ($ in thousands)

                                                                        Payment     Adjusted Value     Interest         Note
  Plant           Location           Name                    Notes    Probability     of Notes (1)       Rate        Expiry Date
-----------------------------------  --------------------  --------  -------------  ---------------  ------------  ---------------

        1     Fort Lauderdale        Roberts                 $ 160           100%            $ 160         4.25%       02/15/2006
        2     Port St. Lucie         Schweisthai               333            50%              167         8.00%       03/01/2018
        9     Tampa                  Barnes                    544             0%                -        10.00%       03/01/2012
       10     Jacksonville           Kish                       17            75%               13         9.00%       05/01/2003
       10     Jacksonville           Kish                       33            80%               26        10.00%       05/01/2006
       12     Mobile                 Scott (3)                  56           100%               56            na               na
       13     Jackson                McCoy                     325           100%              325         8.50%       01/15/2013
       14     Metairie               Harvey (4)                  8           100%                8            na               na
     2033     Greensboro             Howerton                  295             0%                -         9.00%       03/01/2012
     2037     Richmond               Seaton (4)                  8           100%                8            na               na
     2038     Pittsburgh             Smyrl                     194            60%              116         9.75%       06/01/2006
     2042     Columbia               Schneider (4)               8           100%                8            na               na
     2043     Waterbury              Redwanz                    52            75%               39         8.00%       10/01/2004
     2044     Philadelphia           Rafat                      77            75%               58         9.75%       08/01/2005
     2046     Upper Saddle River     Credendino                199            75%              149         9.50%       06/01/2007
     2049     Louisville             Petree                    417            80%              334         5.00%       03/01/2012
     2052     Norcross               Judge (4)                   8           100%                8            na               na
     2053     Marietta               Fryman                    573            75%              430         9.00%       08/01/2011
     2054     New York               Alpert                     94           100%               94         9.00%       04/01/2005
     3013     Costa Mesa             Hopkins                   167            50%               84         9.75%       07/01/2010
     3028     Anaheim                Shehab                     85            75%               64         9.50%       06/01/2005
     3040     San Marcos             Cain                      125           100%              125         0.00%       03/01/2011
     3045     Hawaii                 Wilkerson/BCT             566             0%                -         8.00%       03/01/2012
     3048     Spokane                Cleland                    17           100%               17         0.00%       01/01/2005
     3051     Gardena                Damitz                    222            50%              111         5.75%       07/01/2011
     4001     Columbus               Apple                      23           100%               23         9.00%       01/01/2004
     4001     Columbus               Apple                     100            80%               80         5.00%       01/01/2009
     4022     Toledo                 Winzer                     98            50%               49         9.75%       08/01/2010
     4024     St. Louis              Zimmerman                  15           100%               15         8.00%       12/31/2005
     4027     Waukegan               Johnson                   131            80%              105         9.75%       06/01/2010
     4028     Detroit                Tudek                      80            50%               40         8.00%       06/01/2005
     4033     Brookfield             Franck                    704            50%              352        10.25%       03/01/2012
     4034     Kansas City            Rhomberg                  369            60%              221         9.75%       02/01/2011
     4035     Akron                  Teague                     22           100%               22         9.75%       07/01/2003
     4036     Cleveland              Begalke                   177            90%              159         9.65%       07/01/2010
     6012     Dallas                 Purtell                   377            80%              302         9.50%       01/01/2008
     7001     Mississauga            Allison (4)                 8           100%                8            na               na
     7008     Calgary                Beaton/Allison (4)          8           100%                8            na               na
     7010     Vancouver              Wilson                      5           100%                5            na               na
                                                           --------                 ---------------
Totals                                                     $ 6,700                         $ 3,788
                                                           ========                 ===============

                                         Term Of           Monthly         Present
  Plant           Location              Note (Mths)        Payment        Value (2)
-----------------------------------  -----------------  -------------  ------------

        1     Fort Lauderdale                      38           $ 5      $    135
        2     Port St. Lucie                      182             2            90
        9     Tampa                               110             -             -
       10     Jacksonville                          4             3            16
       10     Jacksonville                         40             1            23
       12     Mobile                               na            na            56
       13     Jackson                             121             4           212
       14     Metairie                             na            na             8
     2033     Greensboro                          110             -             -
     2037     Richmond                             na            na             8
     2038     Pittsburgh                           41             3           100
     2042     Columbia                             na            na             8
     2043     Waterbury                            21             2            36
     2044     Philadelphia                         31             2            51
     2046     Upper Saddle River                   53             3           123
     2049     Louisville                          110             4           206
     2052     Norcross                             na            na             8
     2053     Marietta                            103             6           300
     2054     New York                             27             4            87
     3013     Costa Mesa                           90             1            61
     3028     Anaheim                              29             2            57
     3040     San Marcos                           98             1            72
     3045     Hawaii                              110             -             -
     3048     Spokane                              24             1            15
     3051     Gardena                             102             1            72
     4001     Columbus                             12             2            24
     4001     Columbus                             72             1            58
     4022     Toledo                               91             1            36
     4024     St. Louis                            36             0            13
     4027     Waukegan                             89             2            77
     4028     Detroit                              29             2            35
     4033     Brookfield                          110             5           248
     4034     Kansas City                          97             3           159
     4035     Akron                                 6             4            21
     4036     Cleveland                            90             2           117
     6012     Dallas                               60             6           242
     7001     Mississauga                          na            na             8
     7008     Calgary                              na            na             8
     7010     Vancouver                            na            na             5
                                                                       ------------
Totals                                                                   $  2,794
                                                                       ============
----------------------------------------------------------------------------------------------------------------------------------
(1) Adjustments determined in discussions with Company Management.
(2) Note Payments are discounted using the Company's estimated Cost of Capital of 15.0% under the base case scenario.
(3) Note paid in January 2003.
(4) Represents equipment financing which is to be returned to manufacturer.
    Rebate to be given back to purchaser.

Sources of Information: Company Financials and Management

DRAFT ANALYSIS - 2/20/2003                                                                                        CAPITALINK, L.C.

                                       34

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Notes Receivable Analysis - Explanation of Discounts as of December 31, 2002
($ in thousands)

                                                                                                Debt to
                                           2001    2002   Sales           Accounts      Total     Sales     Payment
Plant  Location            Name           Sales   Sales  Growth   Note   Receivable  Receivable   Ratio   Probability (1)
-------------------------  ----          ------   -----  ------  ------  ----------  ----------  -------  ---------------
   1   Fort Lauderdale     Roberts       $2,999   $3,249     8%    $160      $16         $176        5%        100%
--------------------------------------------------------------------------------------------------------------------------
   2   Port St. Lucie      Schweisthai     307.9     398    29%     333       56          389       98%         50%


--------------------------------------------------------------------------------------------------------------------------
   9   Tampa               Barnes         1772.19  1,544   -13%     544      234          778       50%          0%

--------------------------------------------------------------------------------------------------------------------------
  10   Jacksonville        Kish           1440.7   1,486     3%      17       55           72       na           75%

--------------------------------------------------------------------------------------------------------------------------
  10   Jacksonville        Kish                                    33                      33        7%          80%
--------------------------------------------------------------------------------------------------------------------------
  12   Mobile              Scott(3)       1993.1   2,002     0%      56       12           68        3%         100%
--------------------------------------------------------------------------------------------------------------------------
  13   Jackson             McCoy           616.5     654     6%     325        3          328       50%         100%
--------------------------------------------------------------------------------------------------------------------------
  14   Metairie            Harvey (4)     1126.6   1,150     2%       8       46           54        5%         100%
    ----------------------------------------------------------------------------------------------------------------------
2033   Greensboro          Howerton         81.4       -  -100%     295      183          478        na           0%
    ----------------------------------------------------------------------------------------------------------------------
2037   Richmond            Seaton (4)      794.8     822     3%       8       48           56        7%         100%
    ----------------------------------------------------------------------------------------------------------------------
2038   Pittsburgh          Smyrl           914.5     869    -5%     194      181          375       43%          60%
    ----------------------------------------------------------------------------------------------------------------------
2042   Columbia            Schneider (4)  1290.7   1,262    -2%       8       10           18        1%         100%
    ----------------------------------------------------------------------------------------------------------------------
2043   Waterbury           Redwanz         825       864     5%      52      194          246       28%          75%
    ----------------------------------------------------------------------------------------------------------------------
2044   Philadelphia        Rafat           918.5     942     3%      77       83          160       17%          75%
    ----------------------------------------------------------------------------------------------------------------------
2046   Upper Saddle River  Credendino     1260.8   1,276     1%     199       12          211       17%          75%
    ----------------------------------------------------------------------------------------------------------------------
2049   Louisville          Petree         1121.9   1,137     1%     417       14          431       38%          80%
    ----------------------------------------------------------------------------------------------------------------------
2052   Norcross            Judge (4)      1978.3   1,936    -2%       8       18           26        1%         100%
    ----------------------------------------------------------------------------------------------------------------------
2053   Marietta            Fryman         1044.8   1,088     4%     573       30          603       55%          75%
    ----------------------------------------------------------------------------------------------------------------------
2054   New York            Alpert         1319.7   1,449    10%      94       21          115        8%         100%
    ----------------------------------------------------------------------------------------------------------------------
3013   Costa Mesa          Hopkins         688.4     669    -3%     167       67          234       35%          50%
    ----------------------------------------------------------------------------------------------------------------------
3028   Anaheim             Shehab          764.5     720    -6%      85       24          109       15%          75%
    ----------------------------------------------------------------------------------------------------------------------
3040   San Marcos          Cain           1060.9   1,028    -3%     125       58          183       18%         100%
    ----------------------------------------------------------------------------------------------------------------------
3045   Hawaii              Wilkerson/BCT   726.9     741     2%     566       45          611       82%           0%
    ----------------------------------------------------------------------------------------------------------------------



Plant  Location                    Reasoning (1)
------------------------           ---------------------

   1   Fort Lauderdale
------------------------------------------------------------------------------
   2   Port St. Lucie              High debt balances, falling sales, small
                                   territory.
------------------------------------------------------------------------------
   9   Tampa                       Taken over plant Sept. 18th.
------------------------------------------------------------------------------
  10   Jacksonville                High Debt Balances, Poor Track Record
------------------------------------------------------------------------------
  10   Jacksonville
------------------------------------------------------------------------------
  12   Mobile
------------------------------------------------------------------------------
  13   Jackson
------------------------------------------------------------------------------
  14   Metairie
------------------------------------------------------------------------------
2033   Greensboro                  Operations closed by IRS and assets
                                   liquidated in February 2002.
------------------------------------------------------------------------------
2037   Richmond
------------------------------------------------------------------------------
2038   Pittsburgh                  High Debt Balances, Poor Cash Flow, Poor
                                   Track Record.
------------------------------------------------------------------------------
2042   Columbia
------------------------------------------------------------------------------
2043   Waterbury                   Underperformer, Poor Management, Cash flow
                                   at risk in supporting debt.
------------------------------------------------------------------------------
2044   Philadelphia                Poor performance record, cash flow can no
                                   longer support debt levels.
------------------------------------------------------------------------------
2046   Upper Saddle River           Currently paying no royalties, Poor Track
                                   record with AR building up.
------------------------------------------------------------------------------
2049   Louisville                  High Debt Balances, 2 brothers bought from
                                   previous owner with BCT financing.
------------------------------------------------------------------------------
2052   Norcross
------------------------------------------------------------------------------
2053   Marietta                    High Debt Balances.  Acquired via purchase
                                   of BCT Plant.
------------------------------------------------------------------------------
2054   New York
------------------------------------------------------------------------------
3013   Costa Mesa                  Small market, no growth, rising competition
                                   and high debt.
------------------------------------------------------------------------------
3028   Anaheim                     Poor Management in a tough local market.
------------------------------------------------------------------------------
3040   San Marcos
------------------------------------------------------------------------------
3045   Hawaii                      Poor Performance in deteriorating market.
                                   Cannot support debt payments.
------------------------------------------------------------------------------


DRAFT ANALYSIS - 2/20/2003                                     CAPITALINK, L.C.


BCT International, Inc.                                                                                               Confidential
----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable Analysis - Explanation of Discounts as of December 31, 2002
($ in thousands)

                                                                Accounts Total  Debt to
                                2001      2002     Sales        Receiv- Receiv- Sales   Payment
Plant Location     Name        Sales     Sales    Growth  Note  able    able    Ratio   Probability(1)        Reasoning (1)
----- --------     ----        -----     -----    ------  ----  ----    ----    -----   --------------        -------------
3048  Spokane     Cleland       829.3       894     8%     17       3       20   2%   100%
----------------------------------------------------------------------------------------------------------------------------------
3051  Gardena     Damitz       1287.3     1,324     3%    222     205      427  32%    50%  Sales falling and low profitability.
                                                                                            Poor track record - Company has had to
                                                                                            write-off previous debts in another
                                                                                            transaction.
----------------------------------------------------------------------------------------------------------------------------------
4001  Columbus    Apple        2053.7     1,864    -9%     23       2       25   na   100%  Agreed to reduce note to $100k & $23k
                                                                                            notes due to revalued value of
                                                                                            territory
----------------------------------------------------------------------------------------------------------------------------------
4001  Columbus    Apple                                   100       -      100   7%    80%
----------------------------------------------------------------------------------------------------------------------------------
4022  Toledo      Winzer        442.7       450     2%     98      42      140  31%    50%  Small Market, Father/Son Owner, Poor
                                                                                            Mgmt.  Owner is also in poor health.
----------------------------------------------------------------------------------------------------------------------------------
4024  St. Louis   Zimmerman    1421.7     1,474     4%     15     101      116   8%   100%
----------------------------------------------------------------------------------------------------------------------------------
4027  Waukegan    Johnson      585.37       558    -5%    131      57      188  34%    80%  Negative sales growth, cash flow
                                                                                            falling.
----------------------------------------------------------------------------------------------------------------------------------
4028  Detroit     Tudek         992.4     1,010     2%     80     198      278  28%    50%  Poor payment history, Shown dislike to
                                                                                            Company, rising competition.
----------------------------------------------------------------------------------------------------------------------------------
4033  Brookfield  Franck       2059.5     2,688    31%    704     217      921  34%    50%  Just purchased business from BCT,
                                                                                            limited experience, high debt levels.
----------------------------------------------------------------------------------------------------------------------------------
4034  Kansas City Rhomberg      750.7       819     9%    369      72      441  54%    60%  Poor track record, father/son
                                                                                            business, high debt levels.
----------------------------------------------------------------------------------------------------------------------------------
4035  Akron       Teague       1500.2     1,682    12%     22       3       25   1%   100%
----------------------------------------------------------------------------------------------------------------------------------
4036  Cleveland   Begalke      1274.3     1,217    -5%    177      69      246  20%    90%  New Franchisee with no track record,
                                                                                            however royalty and AR are starting to
                                                                                            fall behind.
----------------------------------------------------------------------------------------------------------------------------------
6012  Dallas      Purtell        1955     1,934    -1%    377      43      420  22%    80%  Poor mgmt performance, High debt
                                                                                            levels. Franchise has indicated it is
                                                                                            considering filing for bankruptcy
                                                                                            protection.
----------------------------------------------------------------------------------------------------------------------------------
7001  Mississauga Allison (4)  2009.3     2,141     7%      8      11       19   1%   100%
----------------------------------------------------------------------------------------------------------------------------------
7008  Calgary     Beaton/
                  Allison (4)   570.2       600     5%      8       2       10   2%   100%
----------------------------------------------------------------------------------------------------------------------------------
7010  Vancouver   Wilson        530.9       569     7%      5       7       12   2%   100%
----------------------------------------------------------------------------------------------------------------------------------

                                   ------------    ----------  ------ --------
      Totals (2)                       $ 44,509       $ 6,700 $ 2,442  $ 9,142
                                   ============    ==========  ====== ========

----------------------------------------------------------------------------------------------------------------------------------
 (1) Adjustments determined in discussions with Company Management.
 (2) Includes only receivables from franchisees that have positive note balances.

Sources of Information: Company Financials and Management

DRAFT ANALYSIS - 2/20/2003                                                                                        CAPITALINK, L.C.

                                       36

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------



                          Discounted Cash Flow Analysis


DRAFT ANALYSIS - 2/20/2003                                      CAPITALINK, L.C.
                                       37

BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Summary Indicated Value Range

($ in thousands, except per share amounts)

                                                       Multiple     Enterprise
                                            WACC        Range         Value                        Range of Values
                                         ----------- ------------- ------------ --------------------------------------------------
                                                                                                 BC            BC          BC+CS
     Base Case Valuation (BC)                 15.6%                               BC (1)      +CS (1)       + SS (2)      +SS (2)
                                                                                ------------ ----------- -------------  ----------
               Revenue                               0.15x - 0.2x     $ 3,901
               EBITDA                                3.5x - 3.75x     $ 3,544
               Perpetual Growth                        2.75% - 3%     $ 3,450

               Average                                                $ 3,631     $ 3,631     $ 3,631      $  3,631      $  3,631

     Company Owned Franchises (CS)            22.5%
               Revenue                               0.4x - 0.5x      $ (367)
               EBITDA                                4.5x - 4.75x     $ (209)
               Perpetual Growth                      4.5% - 4.75%     $ (753)

               Average                                                  (443)           -        (443)            -          (443)

     Satellite Store Initiative (SS)          19.9%
               Revenue                               0.8x - 0.9x      $ 2,024
               EBITDA                                4.5x - 4.75x     $ 3,415
               Perpetual Growth                      5.5% - 5.75%     $ 3,306

               Average                                                  2,915           -           -         2,915         2,915

                                                                                ------------ ----------- ------------- -----------
                                             Total Indicated Enterprise Value        3,631       3,189        6,546         6,103


                                                     less Net Debt (Net Cash)       (7,790)     (7,790)      (8,309)       (8,309)
                                                                                ------------ ----------- ------------- -----------
                                                 Total Indicated Market Value     $ 11,421    $ 10,979     $ 14,855      $ 14,412
                                                                                ============ =========== ============= ===========


                                                           Shares Outstanding        5,686       5,686        5,916         5,916

                                             Indicated Market Value Per Share     $   2.01    $   1.93     $   2.51      $   2.44
                                                                                ============ =========== ============= ===========


----------------------------------------------------------------------------------------------------------------------------------
(1) Net Debt and shares outstanding assumes approximately 564,585 in-the-money options with exercise prices less than $2.00
(2) Net Debt and shares outstanding assumed to be as in (1) plus an additional 320,000 in-the-money options with exercise prices less than $2.50.

Sources of information: Company Financials, Projections and Management.

DRAFT ANALYSIS - 2/20/2003                                                                                          CAPITALINK, L.C.

                                       38

BCT International, Inc.                                                                        Confidential
-----------------------------------------------------------------------------------------------------------
Financial Projections - Base Case
($ in thousands)
                                      Actual/Estimated                        Projected
                                   ----------------------- ------------------------------------------------
                                          FY ended                            FY ending
                                       February 28/29                      February 28/29
                                   ----------------------- ------------------------------------------------
                                      2002        2003        2004        2005        2006        2007
                                   ----------------------- ------------------------------------------------
Revenues
     Royalty Income                   $  5,117   $  5,209     $  5,209    $  5,209    $  5,209    $  5,209
     Pelican Paper Sales                12,068     12,131       12,000      12,000      12,000      12,000
     Franchise Sales                        99         19            -           -           -           -
     OPC Fees                              306        422          360         330         330         330
     Company Plant Sales                     -          -            -           -           -           -
                                   ----------------------- ------------------------------------------------
     Total                            $ 17,590   $ 17,781     $ 17,569    $ 17,539    $ 17,539    $ 17,539

Cost of Goods Sold
     Cost of Sales Paper                10,726     10,569       10,468      10,480      10,492      10,492
                                   ----------------------- ------------------------------------------------

Gross Margin                          $  6,864   $  7,212     $  7,101    $  7,059    $  7,047    $  7,047

Less Operating Expenses
     Salaries & Employee Benefits         3219      2,862        3,074       3,258       3,454       3,661
     Consultancy Costs                     602        614          400         400         400         400
     Occupancy Costs                       200        207          220         234         249         249
     Travel and Entertainment              147        206          218         226         234         242
     Bad Debt                             1300      1,400          900         900         900         900
     Other G&A                             739        705          803         837         876         915

                                   ----------------------- ------------------------------------------------
     Total                               6,207      5,994        5,615       5,855       6,113       6,367
                                   ----------------------- ------------------------------------------------


EBITDA                                   $ 657    $ 1,218      $ 1,486     $ 1,204       $ 934       $ 680
                                   ======================= ================================================





                                          Actual/Estimated                     Projected
                                     -----------------------------------------------------------------------
                                             FY ended                          FY ending
                                           February 28/29                    February 28/29
                                     -----------------------------------------------------------------------
                                          2002        2003         2004      2005        2006        2007
                                     ------------------------ ----------------------------------------------

  Growth Assumptions
      Royalty Income                        na        1.8%         0.0%      0.0%        0.0%        0.0%
      Pelican Paper Sales                   na        0.5%        -1.1%      0.0%        0.0%        0.0%
      Franchise Sales                       na      -80.8%      -100.0%        na          na          na
      OPC Fees                              na       37.9%       -14.7%     -8.3%        0.0%        0.0%
      Company Plant Sales                   na          na           na        na          na          na
                                   ------------------------ ------------------------------------------------
      Total                                 na        1.1%        -1.2%     -0.2%        0.0%        0.0%

  Margin Assumptions
      Cost of Paper Sales Margin         11.1%       12.9%        12.8%     12.7%       12.6%       12.6%


      Gross Margin                       39.0%       40.6%        40.4%     40.2%       40.2%       40.2%

  Growth Assumptions
      Salaries & Employee Benefits          na      -11.1%         7.4%      6.0%        6.0%        6.0%
      Consultancy Costs                     na        2.0%       -34.9%      0.0%        0.0%        0.0%
      Occupancy Costs                       na        3.5%         6.3%      6.4%        6.4%        0.0%
      Travel and Entertainment              na       40.1%         5.8%      3.7%        3.5%        3.4%
      Bad Debt                              na        7.7%       -35.7%      0.0%        0.0%        0.0%
      Other G&A                             na       -4.6%        13.9%      4.2%        4.7%        4.5%
                                   ------------------------ -------------------------------------------------
                                            na       -3.4%        -6.3%      4.3%        4.4%        4.2%

  Margin Review

      EBITDA Margin %                     3.7%        6.9%         8.5%      6.9%        5.3%        3.9%



---------------------------------------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

DRAFT ANALYSIS -2/20/2003                                                                       CAPITALINK, L.C.

                                       39

BCT International, Inc.                                                                                      Confidiential
--------------------------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Base Case Projections                                    Terminal Value - Revenue Multiple

($ in thousands, except per share)

Unlevered Free Cash Flows
                                                Actual/Estimated                          Projected
                                            ------------------------- ---------------------------------------------------
                                                FY ended Feb 28,                     FY ending Feb 28/29,
                                            ------------------------- ---------------------------------------------------
                                                2002        2003          2004         2005        2006         2007
                                            ------------------------- ---------------------------------------------------
Revenue                                         $ 17,590    $ 17,781      $ 17,569     $ 17,539    $ 17,539     $ 17,539

    Cost of Sales                                 10,726      10,569        10,468       10,480      10,492       10,492
                                            ------------------------- ---------------------------------------------------
    Gross Margin                                   6,864       7,212         7,101        7,059       7,047        7,047
    Operating Expenses                             6,207       5,994         5,615        5,855       6,113        6,367
                                            ------------------------- ---------------------------------------------------
EBITDA                                               657       1,218         1,486        1,204         934          680
    less: Deprec. & Amort.                           226         224           200          200         200          200
                                            ------------------------- ---------------------------------------------------
EBIT                                                 431         994         1,286        1,004         734          480
    Income Taxes                                       -           -           502          392         286          187
                                            ------------------------- ---------------------------------------------------
Unlevered After-tax Income                           431         994           784          612         448          293
    Add: Deprec. & Amort.                            226         224           200          200         200          200
    Add: (Used) Sourced by Net Wkg Cap.              759        (255)          233           14          10           10
    Less: Capital Expenditures                       162         520           150          150         150          150
                                            ------------------------- ---------------------------------------------------
Unlevered Free Cash Flows                       $  1,254    $    443      $  1,067     $    676    $    508     $    353
                                            ========================= ===================================================


Estimated Range of Enterprise Values

                                    Discount                              Terminal Revenue Multiple
                                             ----------------------------------------------------------------------------
                                      Rate        0.05x       0.10x         0.15x        0.20x       0.25x        0.30x
                            ---------------------------------------------------------------------------------------------

                                      10.0%      $ 2,885     $ 3,513       $ 4,142      $ 4,770     $ 5,398      $ 6,026
                                      12.5%      $ 2,766     $ 3,347       $ 3,927      $ 4,508     $ 5,089      $ 5,669
                                                                      --------------------------
                                      15.0%      $ 2,656     $ 3,194       $ 3,731      $ 4,269     $ 4,807      $ 5,344
                                      17.5%      $ 2,554     $ 3,053       $ 3,552      $ 4,051     $ 4,549      $ 5,048
                                                                      --------------------------
                                      20.0%      $ 2,461     $ 2,924       $ 3,387      $ 3,850     $ 4,314      $ 4,777
                                      22.5%      $ 2,373     $ 2,805       $ 3,236      $ 3,667     $ 4,098      $ 4,529

                                                                                   -------------
                                                         Average of Box                 $ 3,901
                                                                                   -------------





  Terminal Values


                                                      Terminal Revenue Multiple
                             -----------------------------------------------------------------------------
                                0.05x        0.10x        0.15x        0.20x        0.25x       0.30x
                             -----------------------------------------------------------------------------
  Revenue Terminal Value        $ 877      $ 1,754     $ 2,631       $ 3,508     $ 4,385      $ 5,262
                             =============================================================================




  Discounted Terminal Values as Percentage of Enterprise Values

                     Discount                             Terminal Revenue Multiple
                                --------------------------------------------------------------------------
                       Rate         0.05x        0.10x       0.15x         0.20x       0.25x        0.30x
               -------------------------------------------------------------------------------------------

                       10.0%        21.8%        35.8%       45.5%         52.7%       58.2%        62.5%
                       12.5%        21.0%        34.7%       44.4%         51.5%       57.1%        61.5%
                                                       --------------------------
                       15.0%        20.2%        33.7%       43.2%         50.4%       55.9%        60.4%
                       17.5%        19.5%        32.7%       42.1%         49.2%       54.8%        59.3%
                                                       --------------------------
                       20.0%        18.8%        31.7%       41.0%         48.1%       53.7%        58.2%
                       22.5%        18.2%        30.7%       40.0%         47.0%       52.6%        57.1%

                                                                    -------------
                                          Average of Box                   46.2%
                                                                    -------------


----------------------------------------------------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Source of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003                                                                                   CAPITALINK, L.C.



BCT International, Inc.                                                                                                 Confidential
------------------------------------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Base Case Projections                                               Terminal Value - EBITDA Multiple

($ in thousands, except per share)

Unlevered Free Cash Flows
                                                Actual/Estimated                          Projected
                                            ------------------------- ---------------------------------------------------
                                                FY ended Feb 28,                     FY ending Feb 28/29,
                                            ------------------------- ---------------------------------------------------
                                                2002        2003          2004         2005        2006         2007
                                            ------------------------- ---------------------------------------------------


Revenue                                         $ 17,590    $ 17,781      $ 17,569     $ 17,539    $ 17,539     $ 17,539

    Cost of Sales                                 10,726      10,569        10,468       10,480      10,492       10,492
                                            ------------------------- ---------------------------------------------------
    Gross Margin                                   6,864       7,212         7,101        7,059       7,047        7,047
    Operating Expenses                             6,207       5,994         5,615        5,855       6,113        6,367
                                            ------------------------- ---------------------------------------------------
EBITDA                                               657       1,218         1,486        1,204         934          680
    less: Deprec. & Amort.                           226         224           200          200         200          200
                                            ------------------------- ---------------------------------------------------
EBIT                                                 431         994         1,286        1,004         734          480
    Income Taxes                                       -           -           502          392         286          187
                                            ------------------------- ---------------------------------------------------
Unlevered After-tax Income                           431         994           784          612         448          293
    Add: Deprec. & Amort.                            226         224           200          200         200          200
    Add: (Used) Sourced by Net Wkg Cap.              759        (255)          233           14          10           10
    Less: Capital Expenditures                       162         520           150          150         150          150
                                            ------------------------- ---------------------------------------------------
Unlevered Free Cash Flows                        $ 1,254       $ 443       $ 1,067        $ 676       $ 508        $ 353
                                            ========================= ===================================================




Terminal Values

                                                      Terminal EBITDA Multiple
                             ----------------------------------------------------------------------------
                                2.50x       3.00x        3.50x        3.75x        4.25x        4.75x
                             ----------------------------------------------------------------------------



EBITDA Terminal Value            $ 1,700      $ 2,040      $ 2,380      $ 2,550      $ 2,890     $ 3,230
                             ============================================================================




Estimated Range of Enterprise Values

                                                  Terminal EBITDA Multiple
                                 -----------------------------------------------------------------------------
                    Discount
                      Rate          2.50x        3.00x        3.50x        3.75x        4.25x       4.75x
                 ---------------------------------------------------------------------------------------------


                      10.0%      $ 3,475     $ 3,718       $ 3,962      $ 4,084     $ 4,327      $ 4,571
                      12.5%      $ 3,311     $ 3,536       $ 3,761      $ 3,874     $ 4,099      $ 4,324
                                                      --------------------------
                      15.0%      $ 3,161     $ 3,369       $ 3,578      $ 3,682     $ 3,890      $ 4,099
                      17.5%      $ 3,023     $ 3,216       $ 3,409      $ 3,506     $ 3,699      $ 3,893
                                                      --------------------------
                      20.0%      $ 2,895     $ 3,075       $ 3,255      $ 3,344     $ 3,524      $ 3,704
                      22.5%      $ 2,778     $ 2,945       $ 3,112      $ 3,196     $ 3,363      $ 3,530

                                                                   -------------
                                              Average of Box            $ 3,544
                                                                   -------------


Discounted Terminal Values as Percentage of Enterprise Values

                                                        Terminal EBITDA Multiple
                             ----------------------------------------------------------------------------
               Discount
                  Rate          2.50x       3.00x        3.50x        3.75x        4.25x        4.75x
             --------------------------------------------------------------------------------------------


                  10.0%       48.9%        39.3%        43.0%        44.7%        47.8%       50.6%
                  12.5%       34.0%        38.2%        41.9%        43.6%        46.7%       49.5%
                                                 --------------------------
                  15.0%       33.0%        37.1%        40.8%        42.5%        45.5%       48.3%
                  17.5%       32.0%        36.1%        39.7%        41.4%        44.4%       47.2%
                                                 --------------------------
                  20.0%       31.0%        35.0%        38.6%        40.3%        43.3%       46.1%
                  22.5%       30.1%        34.0%        37.6%        39.2%        42.2%       45.0%

                                                              -------------
                                    Average of Box                   41.1%
                                                              -------------


------------------------------------------------------------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003                                                                                          CAPITALINK, L.C.

                                       41

BCT International, Inc.                                                                                       Confidential
--------------------------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Base Case Projections                                   Terminal Value - Perpetual Growth

($ in thousands, except per share)

Unlevered Free Cash Flows
                                                 Actual/Estimated                          Projected
                                             ------------------------- ---------------------------------------------------
                                                  FY ended Feb 28,                     FY ending Feb 28/29,
                                             ------------------------- ---------------------------------------------------
                                                  2002         2003          2004         2005         2006        2007
                                             ------------------------- ---------------------------------------------------
Revenue                                         $ 17,590     $ 17,781      $ 17,569     $ 17,539     $ 17,539    $ 17,539
    Cost of Sales                                 10,726       10,569        10,468       10,480       10,492      10,492
                                             ------------------------- ---------------------------------------------------
    Gross Margin                                   6,864        7,212         7,101        7,059        7,047       7,047
    Operating Expenses                             6,207        5,994         5,615        5,855        6,113       6,367
                                             ------------------------- ---------------------------------------------------
EBITDA                                               657        1,218         1,486        1,204          934         680
    less: Deprec. & Amort.                           226          224           200          200          200         200
                                             ------------------------- ---------------------------------------------------
EBIT                                                 431          994         1,286        1,004          734         480
    Income Taxes                                       -            -           502          392          286         187
                                             ------------------------- ---------------------------------------------------
Unlevered After-tax Income                           431          994           784          612          448         293
    Add: Deprec. & Amort.                            226          224           200          200          200         200
    Add: (Used) Sourced by Net Wkg Cap.              759         (255)          233           14           10          10
    Less: Capital Expenditures                       162          520           150          150          150         150
                                             ------------------------- ---------------------------------------------------
Unlevered Free Cash Flows                        $ 1,254        $ 443       $ 1,067        $ 676        $ 508       $ 353
                                             ========================= ===================================================

Estimated Range of Enterprise Values

                                                                   Terminal Perpetual Growth Rates
                                     Discount  ---------------------------------------------------------------------------
                                       Rate       2.25%       2.50%         2.75%        3.00%        3.25%        3.50%
                            ----------------------------------------------------------------------------------------------
                                       10.0%     $ 5,050      $ 5,153       $ 5,263      $ 5,381      $ 5,507     $ 5,644
                                       12.5%     $ 4,137      $ 4,193       $ 4,251      $ 4,313      $ 4,378     $ 4,446
                                                                        -------------------------
                                       15.0%     $ 3,571      $ 3,605       $ 3,641      $ 3,678      $ 3,716     $ 3,757
                                       17.5%     $ 3,182      $ 3,205       $ 3,229      $ 3,253      $ 3,278     $ 3,304
                                                                        -------------------------
                                       20.0%     $ 2,897      $ 2,912       $ 2,929      $ 2,946      $ 2,963     $ 2,981
                                       22.5%     $ 2,676      $ 2,688       $ 2,700      $ 2,712      $ 2,724     $ 2,737
                                                                                    -------------
                                                         Average of Box                  $ 3,450
                                                                                    -------------

------------------------------------------------------------------------------------------------------------------------------
 Terminal Values
                                                          Terminal Perpetual Growth Rates
                                   ------------------------------------------------------------------------------
                                          2.25%        2.50%        2.75%         3.00%       3.25%        3.50%
                                   ------------------------------------------------------------------------------
 EBITDA                                   $ 695        $ 697        $ 699        $ 700        $ 702        $ 704
    less: Deprec. & Amort.                  200          200          200          200          200          200
                                   ------------------------------------------------------------------------------
 EBIT                                       495          497          499          500          502          504
    Income Taxes                            193          194          194          195          196          196
                                   ------------------------------------------------------------------------------
 After-tax Income before Int.               302          303          304          305          306          307
    Add: Deprec. & Amort.                   200          200          200          200          200          200
    Add: (Used) from by Net WC                -            -            -            -            -            -
    Less: Capital Expenditures              200          200          200          200          200          200
                                   --------------------------------------- --------------------------------------
 Free Cash Flows                          $ 302        $ 303        $ 304        $ 305        $ 306        $ 307
                                   ==============================================================================

                        Discount Rate                       Perpetual Growth Terminal Values
               --------------------------------------------------------------------------------------------------
                             10.0%      $ 3,898      $ 4,042      $ 4,196      $ 4,361      $ 4,537      $ 4,728
                             12.5%      $ 2,948      $ 3,032      $ 3,120      $ 3,213      $ 3,311      $ 3,415
                             15.0%      $ 2,370      $ 2,425      $ 2,483      $ 2,544      $ 2,607      $ 2,672
                             17.5%      $ 1,981      $ 2,021      $ 2,062      $ 2,105      $ 2,149      $ 2,195
                             20.0%      $ 1,702      $ 1,732      $ 1,764      $ 1,796      $ 1,829      $ 1,863
                             22.5%      $ 1,492      $ 1,516      $ 1,540      $ 1,565      $ 1,591      $ 1,617

 Discounted Terminal Values as Percentage of Enterprise Values

                                                          Terminal Perpetual Growth Rates
                           Discount   ---------------------------------------------------------------------------
                             Rate         2.25%        2.50%        2.75%         3.00%       3.25%        3.50%
               --------------------------------------------------------------------------------------------------
                             10.0%        55.3%        56.2%        57.1%        58.1%        59.0%        60.0%
                             12.5%        47.2%        47.9%        48.6%        49.3%        50.1%        50.9%
                                                             --------------------------
                             15.0%        40.7%        41.2%        41.8%        42.4%        43.0%        43.6%
                             17.5%        35.4%        35.9%        36.3%        36.8%        37.3%        37.8%
                                                             --------------------------
                             20.0%        31.0%        31.4%        31.8%        32.2%        32.6%        33.0%
                             22.5%        27.4%        27.7%        28.0%        28.4%        28.7%        29.0%
                                                                           ------------
                                                Average of Box                   39.3%
                                                                           ------------

-----------------------------------------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003                                                                        CAPITALINK, L.C.

BCT International, Inc.                                                                                        Confidential
---------------------------------------------------------------------------------------------------------------------------
Operating and Working Capital Assumptions - Base Case Projections
($ in thousands)

                                         Actual/Estimated                               Projected
                                      ------------------------ ------------------------------------------------------------
                                         FY ended Feb 28,                   FY ending Feb 28/29,
                                      ------------------------ ------------------------------------------------ Terminal
                                         2002        2003         2004        2005        2006        2007       Period
                                      ------------------------ ------------------------------------------------------------
Growth Statistics and Assumptions
     Revenue                                   na        1.1%        -1.2%       -0.2%        0.0%        0.0%
     Cost of Sales                             na       -1.5%        -1.0%        0.1%        0.1%        0.0%
     Operating Expenses                        na       -3.4%        -6.3%        4.3%        4.4%        8.7%
     EBITDA                                    na       85.4%        22.0%      -19.0%      -22.4%      -43.5%
     EBIT                                      na      130.6%        29.4%      -21.9%      -26.9%      -52.2%
     After-tax Income before Interest          na      130.6%       -21.1%      -21.9%      -26.9%      -52.2%

Profitability
     Gross Margin                           39.0%       40.6%        40.4%       40.2%       40.2%       40.2%
     EBITDA                                  3.7%        6.9%         8.5%        6.9%        5.3%        3.9%
     EBIT                                    2.5%        5.6%         7.3%        5.7%        4.2%        2.7%
     After-tax Income before Interest        2.5%        5.6%         4.5%        3.5%        2.6%        1.7%

Income Tax Expense and Assumptions
     Statutory Tax Rate                                              39.0%       39.0%       39.0%       39.0%
     Effective Tax Rate                      0.0%        0.0%        39.0%       39.0%       39.0%       39.0%       39.0%
     Current Period Tax                       $ -         $ -        $ 502       $ 392       $ 286       $ 187
     NOL Usage                                  -           -            -           -           -           -
                                      ------------------------ ------------------------------------------------
         Income Tax Expense                   $ -         $ -        $ 502       $ 392       $ 286       $ 187
                                      ======================== ================================================
     Ending NOL Balance                                   $ -          $ -         $ -         $ -         $ -
                                                  ============ ================================================


                                         Actual/Estimated                                     Projected
                                ------------------------------------ ------------------------------------------------------------
                                         FY ended Feb 28,                         FY ending Feb 28/29,
                                ------------------------------------ ------------------------------------------------  Terminal
                                    2001        2002        2003         2004        2005        2006        2007       Period
                                ------------------------------------ ------------------------------------------------------------
  Non-Cash Working Capital Assumptions
      Accounts Receivable (AR)
          AR Days Outstanding                        60          65           60          60          60          60
          % of Sales                              16.4%       17.7%        16.4%       16.4%       16.4%       16.4%

      Inventory
          Days Inventory Outs.                       64          91           90          90          90          90
          % Cost of Sales                         17.6%       25.0%        24.7%       24.7%       24.7%       24.7%
      Prepayments
          % of Direct and Op Costs                 4.0%        4.1%         4.0%        4.0%        4.0%        4.0%

      Accounts Payable (AP)
          AP Days Outstanding                         9          10           10          10          10          10
          % of Direct and Op Costs                 2.6%        2.6%         2.7%        2.7%        2.7%        2.7%

      Accrued Expenses
          % of Direct and Op Costs                 5.1%        5.3%         5.0%        5.0%        5.0%        5.0%

  Changes in Non-Cash Net Working Capital
      Accounts Receivables          $ 3,568     $ 2,889     $ 3,143      $ 2,888     $ 2,883     $ 2,883     $ 2,883
      Inventory                       2,352       1,887       2,637        2,581       2,584       2,587       2,587
      Prepayments                       455         678         679          643         653         664         674
      Accounts Payables                 597         432         432          441         448         455         462
      Accrued Expenses                  403         871         871          804         817         830         843
                                ------------------------------------ ------------------------------------------------
          Non-Cash Net WC           $ 3,023     $ 2,264     $ 2,519      $ 2,286     $ 2,272     $ 2,262     $ 2,252
                                ==================================== ================================================
          % of EBITDA                            344.6%      206.8%       153.8%      188.7%      242.2%      331.2%
                                            ======================== ================================================
          Cash Flow (Used) Sourced by
          Non-Cash Net Wrkg Capital               $ 759      $ (255)       $ 233        $ 14        $ 10        $ 10         $ -
                                            ======================== ============================================================

---------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003                                                                                       CAPITALINK, L.C.

                                       43

BTC International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Financial Projections - Company Owned Stores
($ in thousands)

                                    Actual/Estimated                       Projected
                                  ---------------------- ----------------------------------------------
                                        FY ended                           FY ending
                                     February 28/29                     February 28/29
                                  ---------------------- ----------------------------------------------
                                     2002       2003        2004        2005       2006       2007
                                  ---------------------- ----------------------------------------------
Revenues
     San Francisco                       $ -        $ -        $ 688      $ 791      $ 869       $ 913
     Tampa                                 -          -        1,620      1,782      1,960       2,156
     Mid-South                             -          -          700      1,470      1,544       1,621
     Mid-West                              -          -          700      1,470      1,544       1,621
     Northeast                             -          -            -      1,050      1,470       1,543
                                  ---------------------- ----------------------------------------------
     Total                               $ -        $ -      $ 3,708    $ 6,563    $ 7,387     $ 7,854

Cost of Goods Sold
     Cost of Sales Paper                   -          -          846      1,502      1,690       1,797
                                  ---------------------- ----------------------------------------------

Gross Margin                             $ -        $ -      $ 2,862    $ 5,061    $ 5,697     $ 6,057

Less Operating Expenses
     Salaries & Employee Benefits          -          -        1,746      2,870      3,155       3,354
     Occupancy Costs                       -          -          177        318        352         368
     Equipment Leases                      -          -           81         89         76          76
     Advertising                           -          -           72        114        120         120
     Delivery Expense                      -          -          348        525        591         628

     Training Costs                        -          -          100        150        238         250
     Other                                 -          -          258        398        419         429
                                  ---------------------- ----------------------------------------------
     Total                                 -          -        2,782      4,464      4,951       5,225
                                  ---------------------- ----------------------------------------------

EBITDA                                   $ -        $ -         $ 80      $ 597      $ 746       $ 832
                                  ====================== ==============================================

                                   Actual/Estimated                      Projected
                                ---------------------------------------------------------------------
                                       FY ended                          FY ending
                                    February 28/29                     February 28/29
                                ---------------------------------------------------------------------
                                   2002       2003         2004       2005       2006        2007
                                ----------------------- ---------------------------------------------
Growth Assumptions
   San Francisco                        na          na          na      15.0%        9.9%       5.1%
   Tampa                                na          na          na      10.0%       10.0%      10.0%
   Mid-South                            na          na          na     110.0%        5.0%       5.0%
   Mid-West                             na          na          na     110.0%        5.0%       5.0%
   Northeast                            na          na          na         na       40.0%       5.0%
                                ----------------------- ---------------------------------------------
   Total                                na          na          na      77.0%       12.6%       6.3%

Margin Assumptions
   Gross Margin                         na          na       77.2%      77.1%       77.1%      77.1%


Growth Assumptions
   Salaries & Employee Benefits         na          na          na      64.3%        9.9%       6.3%
   Occupancy Costs                      na          na          na      79.8%       10.7%       4.5%
   Equipment Leases                     na          na          na       9.5%      -14.6%       0.0%
   Advertising                          na          na          na      58.3%        5.3%       0.0%
   Delivery Expense                     na          na          na      51.1%       12.6%       6.3%
   Training Costs                       na          na          na      50.0%       58.7%       5.0%
   Other                                na          na          na      54.3%        5.3%       2.4%
                                ----------------------- ---------------------------------------------
                                        na          na          na      60.5%       10.9%       5.5%
Margin Review

   EBITDA Margin %                      na          na        2.1%       9.1%       10.1%      10.6%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

DRAFT ANALYSIS - 2/20/2003             44                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
================================================================================
Discounted Cash Flow Analysis -                Terminal Value - Revenue Multiple
Company Owned Store Projections                ---------------------------------

($ in thousands, except per share)

Unlevered Free Cash Flows

                                                Actual/Estimated                           Projected
                                           -------------------------- -------------------------------------------------
                                                FY ended Feb 28,                      FY ending Feb 28/29,
                                           -------------------------- -------------------------------------------------
                                                2002        2003           2004         2005        2006        2007
                                           -------------------------- -------------------------------------------------
Revenue                                        $    -      $    -        $ 3,708      $ 6,563     $ 7,387     $ 7,854

    Cost of Sales                                   -           -            846        1,502       1,690       1,797
                                           -------------------------- -------------------------------------------------
    Gross Margin                                    -           -          2,862        5,061       5,697       6,057
    Operating Expenses                              -           -          2,782        4,464       4,951       5,225
                                           -------------------------- -------------------------------------------------
EBITDA                                              -           -             80          597         746         832
    less: Deprec. & Amort.                          -           -            100          100         100         100
                                           -------------------------- -------------------------------------------------
EBIT                                                -           -            (20)         497         646         732
    Income Taxes                                    -           -              -          186         252         285
                                           -------------------------- -------------------------------------------------
Unlevered After-tax Income                          -           -            (20)         311         394         447
    Add: Deprec. & Amort.                           -           -            100          100         100         100
    Add: (Used) Sourced by Net Wkg Cap.             -           -           (305)        (234)        (68)        (39)
    Less: Capital Expenditures                      -           -          2,700           75          75          75
                                           -------------------------- -------------------------------------------------
Unlevered Free Cash Flows                      $    -      $    -        $(2,925)       $ 102       $ 351     $   433
                                           ========================== =================================================

Estimated Range of Enterprise Values

                               Discount                              Terminal Revenue Multiple
                                           ----------------------------------------------------------------------------
                                 Rate            0.20x       0.30x        0.40x          0.50x      0.60x      0.70x
                            -------------------------------------------------------------------------------------------
                                     15.5%     $ (1,185)   $   (711)     $ (236)        $  238      $  712    $  1,186
                                     18.0%     $ (1,259)   $   (819)     $ (379)        $   61      $  501    $    942
                                                                       ------------------------
                                     20.5%     $ (1,324)   $   (915)     $ (507)        $  (98)     $  311    $    720
                                     23.0%     $ (1,383)   $ (1,002)     $ (622)        $ (241)     $  139    $    520
                                                                       ------------------------
                                     25.5%     $ (1,435)   $ (1,080)     $ (726)        $ (371)     $  (16)   $    338
                                     28.0%     $ (1,481)   $ (1,150)     $ (819)        $ (488)     $ (157)   $    174

                                                                                      ---------
                                                        Average of Box                  $ (367)
                                                                                      ---------

Terminal Values

                                                                     Terminal Revenue Multiple
                                           ----------------------------------------------------------------------------
                                                 0.20x       0.30x        0.40x          0.50x       0.60x     0.70x
                                           ----------------------------------------------------------------------------
Revenue Terminal Value                         $  1,571    $ 2,356       $ 3,142        $ 3,927     $ 4,712   $ 5,498
                                           ============================================================================

Discounted Terminal Values as Percentage of Enterprise Values

                               Discount                              Terminal Revenue Multiple
                                           ----------------------------------------------------------------------------
                                 Rate            0.20x       0.30x        0.40x          0.50x       0.60x     0.70x
                             ------------------------------------------------------------------------------------------
                                     15.5%       -80.0%      -200.2%      -802.5%       996.9%        399.6%     279.8%
                                     18.0%       -69.9%      -161.2%      -464.9%      3583.5%        526.5%     327.2%
                                                                     --------------------------
                                     20.5%       -61.8%      -134.0%      -322.9%     -2093.7%        788.2%     397.5%
                                     23.0%       -55.0%      -113.9%      -244.8%      -788.9%       1638.5%     512.4%
                                                                     --------------------------
                                     25.5%       -49.4%       -98.5%      -195.5%      -478.1%     -13091.8%     733.6%
                                     28.0%       -44.7%       -86.3%      -161.6%      -338.9%      -1262.6%    1333.9%

                                                                                      ---------
                                                        Average of Box                 -862.6%
                                                                                      ---------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003             45                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Company Owned Store Projections
($ in thousands, except per share)              Terminal Value - EBITDA Multiple

Unlevered Free Cash Flows

                                               Actual/Estimated                           Projected
                                           -------------------------- ---------------------------------------------------
                                               FY ended Feb 28,                      FY ending Feb 28/29,
                                           -------------------------- ---------------------------------------------------
                                               2002         2003          2004         2005        2006         2007
                                           -------------------------- ---------------------------------------------------
Revenue                                             $ -          $ -       $ 3,708      $ 6,563     $ 7,387      $ 7,854

    Cost of Sales                                     -            -           846        1,502       1,690        1,797
                                           -------------------------- ---------------------------------------------------
    Gross Margin                                      -            -         2,862        5,061       5,697        6,057
    Operating Expenses                                -            -         2,782        4,464       4,951        5,225
                                           -------------------------- ---------------------------------------------------
EBITDA                                                -            -            80          597         746          832
    less: Deprec. & Amort.                            -            -           100          100         100          100
                                           -------------------------- ---------------------------------------------------
EBIT                                                  -            -           (20)         497         646          732
    Income Taxes                                      -            -             -          186         252          285
                                           -------------------------- ---------------------------------------------------
Unlevered After-tax Income                            -            -           (20)         311         394          447
    Add: Deprec. & Amort.                             -            -           100          100         100          100
    Add: (Used) Sourced by Net Wkg Cap.               -            -          (305)        (234)        (68)         (39)
    Less: Capital Expenditures                        -            -         2,700           75          75           75
                                           -------------------------- ---------------------------------------------------
Unlevered Free Cash Flows                           $ -          $ -      $ (2,925)       $ 102       $ 351        $ 433
                                           ========================== ===================================================

Terminal Values


                                                     Terminal EBITDA Multiple
                           ------------------------------------------------------------------------------
                              3.50x        4.00x       4.50x         4.75x        5.25x        5.75x
                           ------------------------------------------------------------------------------
EBITDA Terminal Value           $ 2,912     $ 3,328      $ 3,744       $ 3,952      $ 4,368      $ 4,784
                           ==============================================================================


Estimated Range of Enterprise Values

                                                                     Terminal EBITDA Multiple
                               Discount    ------------------------------------------------------------------------------
                                 Rate         3.50x        4.00x         4.50x        4.75x        5.25x       5.75x
                            ---------------------------------------------------------------------------------------------
                               15.5%       $ (375)      $ (124)        $ 127        $ 253       $ 504        $ 755
                               18.0%       $ (507)      $ (274)        $ (41)        $ 75       $ 308        $ 542
                                                                --------------------------
                               20.5%       $ (626)      $ (410)       $ (193)       $ (85)      $ 132        $ 349
                               23.0%       $ (733)      $ (531)       $ (330)      $ (229)      $ (28)       $ 174
                                                                --------------------------
                               25.5%       $ (829)      $ (641)       $ (454)      $ (360)     $ (172)        $ 16
                               28.0%       $ (916)      $ (741)       $ (565)      $ (478)     $ (302)      $ (127)

                                                                             -------------
                                                  Average of Box                   $ (209)
                                                                             -------------

Discounted Terminal Values as Percentage of Enterprise Values

                                                     Terminal EBITDA Multiple
                Discount   ------------------------------------------------------------------------------
                  Rate        3.50x        4.00x       4.50x         4.75x        5.25x        5.75x
              -------------------------------------------------------------------------------------------
                     15.5%      -776.4%    -1622.7%      1775.1%        943.4%       523.2%       382.4%
                     18.0%      -321.6%     -680.0%     -5099.8%       2936.4%       793.3%       494.9%
                                                    ---------------------------
                     20.5%      -242.2%     -423.1%     -1010.4%      -2431.1%      1723.5%       714.6%
                     23.0%      -192.5%     -303.4%      -549.9%       -835.9%     -7690.9%      1331.8%
                                                    ---------------------------
                     25.5%      -158.6%     -234.3%      -372.8%       -496.2%     -1148.3%     13436.3%
                     28.0%      -134.0%     -189.3%      -279.1%       -348.6%      -608.7%     -1586.0%

                                                                  -------------
                                        Average of Box                -1206.8%
                                                                  -------------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.



DRAFT ANALYSIS - 2/20/2003              46                      CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
================================================================================
Discounted Cash Flow Analysis -                Terminal Value - Revenue Multiple
Company Owned Store Projections                ---------------------------------

($ in thousands, except per share)

Unlevered Free Cash Flows

                                                Actual/Estimated                           Projected
                                            ------------------------- ---------------------------------------------------
                                                FY ended Feb 28,                      FY ending Feb 28/29,
                                            ------------------------- ---------------------------------------------------
                                                2002         2003          2004        2005         2006          2007
                                            ------------------------- ---------------------------------------------------
Revenue                                       $      -     $      -      $ 3,708      $ 6,563      $ 7,387      $  7,854
    Cost of Sales                                    -            -          846        1,502        1,690         1,797
                                            ------------------------- ---------------------------------------------------
    Gross Margin                                     -            -        2,862        5,061        5,697         6,057
    Operating Expenses                               -            -        2,782        4,464        4,951         5,225
                                            ------------------------- ---------------------------------------------------
EBITDA                                               -            -           80          597          746           832
    less: Deprec. & Amort.                           -            -          100          100          100           100
                                            ------------------------- ---------------------------------------------------
EBIT                                                 -            -          (20)         497          646           732
    Income Taxes                                     -            -            -          186          252           285
                                            ------------------------- ---------------------------------------------------
Unlevered After-tax Income                           -            -          (20)         311          394           447
    Add: Deprec. & Amort.                            -            -          100          100          100           100
    Add: (Used) Sourced by Net Wkg Cap.              -            -         (305)        (234)         (68)          (39)
    Less: Capital Expenditures                       -            -        2,700           75           75            75
                                            ------------------------- ---------------------------------------------------
Unlevered Free Cash Flows                     $      -     $      -      $(2,925)     $   102      $   351      $    433
                                            ========================= ===================================================

Estimated Range of Enterprise Values

                               Discount                          Terminal Perpetual Growth Rates
                                           ------------------------------------------------------------------------------
                                 Rate            4.00%       4.25%         4.50%        4.75%        5.00%        5.25%
                            ---------------------------------------------------------------------------------------------
                                     15.5%    $    318     $    379      $    443     $    510     $    580     $    654
                                     18.0%    $   (271)    $   (231)     $   (191)    $   (149)    $   (105)    $    (60)
                                                                       ------------------------
                                     20.5%    $   (669)    $   (642)     $   (615)    $   (586)    $   (557)    $   (527)
                                     23.0%    $   (954)    $   (934)     $   (915)    $   (894)    $   (874)    $   (852)
                                                                       ------------------------
                                     25.5%    $ (1,164)    $ (1,150)     $ (1,135)    $ (1,120)    $ (1,105)    $ (1,089)
                                     28.0%    $ (1,324)    $ (1,313)     $ (1,302)    $ (1,290)    $ (1,279)    $ (1,267)

                                                                                    -----------
                                                       Average of Box                 $   (753)
                                                                                    -----------

Terminal Values

                                                                  Terminal Perpetual Growth Rates
                                            -----------------------------------------------------------------------------
                                                 4.00%        4.25%       4.50%         4.75%       5.00%        5.25%
                                            -----------------------------------------------------------------------------
EBITDA                                        $    865     $    867      $    869     $    872     $    874     $    876
  less: Deprec. & Amort.                           100          100           100          100          100          100
                                            -----------------------------------------------------------------------------
EBIT                                               765          767           769          772          774          776

  Income Taxes                                     298          299           300          301          302          303
                                            -----------------------------------------------------------------------------
After-tax Income before Int.                       467          468           469          471          472          473

  Add: Deprec. & Amort.                            100          100           100          100          100          100
  Add: (Used) from by Net WC                         -            -             -            -            -            -

  Less: Capital Expenditures                       100          100           100          100          100          100
-------------------------------------------------------------------------------------------------------------------------
Free Cash Flows                               $    467     $    468      $    469     $    471     $    472     $    473
                                            =============================================================================

                           Discount Rate                          Perpetual Growth Terminal Values
                         ------------------------------------------------------------------------------------------------
                                     15.5%    $  4,059     $  4,161      $  4,267     $  4,378     $  4,494     $  4,616
                                     18.0%    $  3,334     $  3,404      $  3,477     $  3,552     $  3,630     $  3,711
                                     20.5%    $  2,829     $  2,881      $  2,933     $  2,988     $  3,044     $  3,103
                                     23.0%    $  2,457     $  2,496      $  2,537     $  2,579     $  2,622     $  2,666
                                     25.5%    $  2,171     $  2,203      $  2,235     $  2,268     $  2,302     $  2,337
                                     28.0%    $  1,945     $  1,971      $  1,997     $  2,024     $  2,052     $  2,080

Discounted Terminal Values as Percentage of Enterprise Values

                            Discount                            Terminal Perpetual Growth Rates
                                     ------------------------------------------------------------------------------------
                               Rate              4.00%        4.25%       4.50%         4.75%        5.00%        5.25%
                         ------------------------------------------------------------------------------------------------
                                     15.5%       771.4%       662.9%       581.5%        518.2%       467.6%       426.2%
                                     18.0%      -690.4%      -824.0%     -1020.5%      -1337.8%     -1936.5%     -3490.6%
                                                                        -----------------------
                                     20.5%      -220.1%      -233.4%      -248.4%       -265.3%      -284.5%      -306.6%
                                     23.0%      -124.9%      -129.5%      -134.4%       -139.7%      -145.4%      -151.5%
                                                                        -----------------------
                                     25.5%       -84.3%       -86.5%       -88.9%        -91.4%       -94.1%       -96.9%
                                     28.0%       -61.9%       -63.3%       -64.7%        -66.1%       -67.6%       -69.2%

                                                                                    -----------
                                                        Average of Box                  -196.9%
                                                                                    -----------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003             47                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Operating and Working Capital Assumptions - Company Owned Store Projections
($ in thousands)

                                         Actual/Estimated                             Projected
                                      ----------------------- -----------------------------------------------------------
                                         FY ended Feb 28,                  FY ending Feb 28/29,
                                      ----------------------- ----------------------------------------------- Terminal
                                         2002        2003        2004        2005        2006        2007      Period
                                      ----------------------- -----------------------------------------------------------
Growth Statistics and Assumptions
     Revenue                                   na         na           na        77.0%       12.6%       6.3%
     Cost of Sales                             na         na           na        77.5%       12.6%       6.3%
     Operating Expenses                        na         na           na        60.5%       10.9%      17.0%
     EBITDA                                    na         na           na       649.7%       24.9%      39.3%
     EBIT                                      na         na           na     -2542.8%       30.0%      47.3%
     After-tax Income before Interest          na         na           na     -1629.1%       26.6%      43.5%

Profitability
     Gross Margin                              na         na         77.2%       77.1%       77.1%      77.1%
     EBITDA                                    na         na          2.1%        9.1%       10.1%      10.6%
     EBIT                                      na         na         -0.5%        7.6%        8.7%       9.3%
     After-tax Income before Interest          na         na         -0.5%        4.7%        5.3%       5.7%

Income Tax Expense and Assumptions

     Statutory Tax Rate                                              39.0%       39.0%       39.0%      39.0%
     Effective Tax Rate                        na         na          0.0%       37.4%       39.0%      39.0%      39.0%

     Current Period Tax                       $ -        $ -        $  (8)      $ 194       $ 252      $ 285
     NOL Usage                                  -          -            8          (8)          -          -
                                      ----------------------- -----------------------------------------------
         Income Tax Expense                   $ -        $ -        $   -       $ 186       $ 252      $ 285
                                      ======================= ===============================================

     Ending NOL Balance                                  $ -        $   8       $   -       $   -      $   -
                                                  =========== ===============================================


                                    Actual/Estimated                             Projected
                           ----------------------------------- -----------------------------------------------------------
                                    FY ended Feb 28,                        FY ending Feb 28/29,
                           ----------------------------------- ----------------------------------------------- Terminal
                              2001        2002       2003         2004        2005        2006        2007      Period
                           ----------------------------------- -----------------------------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
       AR Days Outstanding                     na          na           30          30          30         30
       % of Sales                              na          na          8.2%        8.2%        8.2%       8.2%

   Inventory
       Days Inventory Outs.                     -           -            -           -           -          -
       % Cost of Sales                        0.0%        0.0%         0.0%        0.0%        0.0%       0.0%
   Prepayments
       % of Direct and Op Costs                na          na          0.0%        0.0%        0.0%       0.0%

   Accounts Payable (AP)
       AP Days Outstanding                     na          na            -           -           -          -
       % of Direct and Op Costs                na          na          0.0%        0.0%        0.0%       0.0%


   Accrued Expenses
       % of Direct and Op Costs                na          na          0.0%        0.0%        0.0%       0.0%

Changes in Non-Cash Net Working Capital
   Accounts Receivables            $ -        $ -         $ -       $  305      $  539       $ 607      $ 646

   Inventory                                                             -           -           -          -

   Prepayments                                                           -           -           -          -
   Accounts Payables                                                     -           -           -          -

   Accrued Expenses                                                      -           -           -          -
                           ----------------------------------- -----------------------------------------------
       Non-Cash Net WC             $ -        $ -         $ -       $  305      $  539       $ 607      $ 646
                           =================================== ===============================================
       % of EBITDA                             na          na        382.9%       90.3%       81.4%      77.6%
                                       ======================= ===============================================

       Cash Flow (Used) Sourced by
       Non-Cash Net Wrkg Capital              $ -         $ -       $ (305)     $ (234)      $ (68)     $ (39)        $ -
                                       ======================= ===========================================================

--------------------------------------------------------------------------------
Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003             48                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Financial Projections - Satellite Stores
($ in thousands)

                                    Actual/Estimated                    Projected
                                  ---------------------- -------------------------------------------
                                        FY ended                        FY ended
                                     February 28/29                  February 28/29
                                  ---------------------- -------------------------------------------
                                     2002       2003        2004      2005       2006       2007
                                  ---------------------- -------------------------------------------
Revenues
     Royalty Income                  $ -        $ -         $ 31     $  233    $   723     $ 1,125
     Pelican Paper Sales               -          -           60        436      1,422       2,260
     Franchise Sales                   -          -          280        630         70           -
     OPC Fees                          -          -            -          -          -           -
     Company Plant Sales               -          -            -          -          -           -
                                  ------------------ ----------------------------------------------
     Total                           $ -        $ -         $371     $1,299    $ 2,215     $ 3,386

Cost of Goods Sold
     Cost of Sales Paper               -          -           52        380      1,237       1,967
                                  ------------------ ----------------------------------------------

Gross Margin                         $ -        $ -         $319     $  919    $   978     $ 1,419

Less Operating Expenses
     Salaries & Employee Benefits      0          -          126        219        165         158
     Advertising                       0          -          100         75          -           -
     Admin                             0          -            5          8         12          16
     Other                             0          -           60        100         50          50

                                  ------------------ ----------------------------------------------
     Total                             -          -          291        402        227         224
                                  ------------------ ----------------------------------------------

EBITDA                               $ -        $ -         $ 28     $  517    $   751     $ 1,195
                                  ================== ==============================================

Number of Stores                                               8         26         26          26
Total Satellite System Sales                                $515     $3,878    $12,048     $18,758

Average Sales Per Store                                     $ 64     $  149    $   463     $   721


                                   Actual/Estimated                   Projected
                                ------------------------------------------------------------------
                                       FY ended                        FY ended
                                    February 28/29                  February 28/29
                                ------------------------------------------------------------------
                                     2002       2003        2004      2005        2006      2007
                                ----------------------- ------------------------------------------
Growth Assumptions
   Royalty Income                       na          na        na     652.9%      210.7%      55.7%
   Pelican Paper Sales                  na          na        na     631.5%      226.0%      59.0%
   Franchise Sales                      na          na        na     125.0%      -88.9%    -100.0%
   OPC Fees                             na          na        na         na          na         na
   Company Plant Sales                  na          na        na         na          na         na
                                ----------------------- ------------------------------------------
   Total                                na          na        na     250.5%       70.5%      52.9%

Margin Assumptions
   Cost of Paper Sales Margin           na          na     13.0%      13.0%       13.0%      13.0%


   Gross Margin                         na          na     86.0%      70.8%       44.1%      41.9%

Growth Assumptions
   Salaries & Employee Benefits         na          na        na      73.8%      -24.7%      -4.2%
   Advertising                          na          na        na     -25.0%     -100.0%         na
   Admin                                na          na        na      60.0%       50.0%      33.3%
   Other                                na          na        na      66.7%      -50.0%       0.0%
                                ------------------------------------------------------------------
                                        na          na        na      38.1%      -43.5%      -1.3%

Margin Review
   EBITDA Margin %                      na          na      7.5%      39.8%       33.9%      35.3%

--------------------------------------------------------------------------------
Sources of information: Company Financial, Projections and Management.

DRAFT ANALYSIS - 2/20/2003             49                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Satellite Stores
                                               Terminal Value - Revenue Multiple
($ in thousands, except per share)

Unlevered Free Cash Flows

                                               Actual/Estimated                           Projected
                                           -------------------------- ---------------------------------------------------
                                               FY ended Feb 28,                      FY ending Feb 28/29,
                                           -------------------------- ---------------------------------------------------
                                               2002         2003          2004         2005        2006         2007
                                           -------------------------- ---------------------------------------------------
Revenue                                        $ -          $ -          $ 371      $ 1,299     $ 2,215      $ 3,386
    Cost of Sales                                -            -             52          380       1,237        1,967
                                           -----------------------------------------------------------------------------
    Gross Margin                                 -            -            319          919         978        1,419
    Operating Expenses                           -            -            291          402         227          224
                                           -----------------------------------------------------------------------------
  EBITDA                                         -            -             28          517         751        1,195
    less: Deprec. & Amort.                       -            -              -            -           -            -
                                           -----------------------------------------------------------------------------
EBIT                                             -            -             28          517         751        1,195
    Income Taxes                                 -            -             11          202         293          466
                                           -----------------------------------------------------------------------------
Unlevered After-tax Income                       -            -             17          316         458          729
    Add: Deprec. & Amort.                        -            -              -            -           -            -
    Add: (Used) Sourced by Net Wkg Cap.          -            -           (264)        (480)        135          202
    Less: Capital Expenditures                   -            -              -            -           -            -
                                           -----------------------------------------------------------------------------
Unlevered Free Cash Flows                      $ -          $ -         $ (248)      $ (164)      $ 593        $ 931
                                           =============================================================================

Estimated Range of Enterprise Values
                                                                     Terminal Revenue Multiple
                               Discount    -----------------------------------------------------------------------------
                                 Rate        0.60x        0.70x         0.80x        0.90x        1.00x      1.10x
                            --------------------------------------------------------------------------------------------
                                 14.0%      $ 1,934      $ 2,148       $ 2,362      $ 2,576     $ 2,790     $ 3,004
                                 16.5%      $ 1,781      $ 1,980       $ 2,178      $ 2,376     $ 2,575     $ 2,773
                                                                      ------------------------
                                 19.0%      $ 1,642      $ 1,827       $ 2,011      $ 2,195     $ 2,379     $ 2,563
                                 21.5%      $ 1,516      $ 1,687       $ 1,859      $ 2,030     $ 2,201     $ 2,372
                                                                      ------------------------
                                 24.0%      $ 1,401      $ 1,560       $ 1,720      $ 1,879     $ 2,039     $ 2,198
                                 26.5%      $ 1,296      $ 1,444       $ 1,593      $ 1,742     $ 1,890     $ 2,039
                                                                                   -----------
                                                        Average of Box              $ 2,024
                                                                                   -----------
Terminal Values
                                                                     Terminal Revenue Multiple
                                           -----------------------------------------------------------------------------
                                             0.60x        0.70x         0.80x        0.90x        1.00x      1.10x
                                           -----------------------------------------------------------------------------
Revenue Terminal Value                      $ 2,032      $ 2,370       $ 2,709      $ 3,047     $ 3,386     $ 3,724
                                           =============================================================================



Discounted Terminal Values as Percentage of Enterprise Values
                                                                     Terminal Revenue Multiple
                               Discount    -----------------------------------------------------------------------------
                                 Rate        0.60x        0.70x         0.80x        0.90x        1.00x      1.10x
                            --------------------------------------------------------------------------------------------
                                 14.0%        66.4%        69.8%         72.5%        74.8%        76.7%      78.4%
                                 16.5%        66.8%        70.2%         72.9%        75.1%        77.1%      78.7%
                                                                      ------------------------
                                 19.0%        67.3%        70.6%         73.3%        75.5%        77.4%      79.0%
                                 21.5%        67.8%        71.0%         73.7%        75.9%        77.8%      79.4%
                                                                      ------------------------
                                 24.0%        68.3%        71.5%         74.2%        76.4%        78.2%      79.8%
                                 26.5%        68.9%        72.1%         74.7%        76.8%        78.7%      80.2%
                                                                                   -----------
                                                        Average of Box                74.6%
                                                                                   -----------

-------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Satellite Stores
                                                Terminal Value - EBITDA Multiple
                                              ----------------------------------
($ in thousands, except per share)


Unlevered Free Cash Flows
                                               Actual/Estimated                           Projected
                                           -------------------------- --------------------------------------------------
                                               FY ended Feb 28,                     FY ending Feb 28/29,
                                           -------------------------- --------------------------------------------------
                                               2002         2003          2004        2005         2006         2007
                                           -------------------------- --------------------------------------------------
Revenue                                    $          -   $        -   $      371  $     1,299  $    2,215   $    3,386

    Cost of Sales                                     -            -           52          380       1,237        1,967
                                           -------------------------- --------------------------------------------------
    Gross Margin                                      -            -          319          919         978        1,419
    Operating Expenses                                -            -          291          402         227          224
                                           -------------------------- --------------------------------------------------
EBITDA                                                -            -           28          517         751        1,195
    less: Deprec. & Amort.                            -            -            -            -           -            -
                                           -------------------------- --------------------------------------------------
EBIT                                                  -            -           28          517         751        1,195
    Income Taxes                                      -            -           11          202         293          466
                                           -------------------------- --------------------------------------------------
Unlevered After-tax Income                            -            -           17          316         458          729
    Add: Deprec. & Amort.                             -            -            -            -           -            -
    Add: (Used) Sourced by Net Wkg Cap.               -            -         (264)        (480)        135          202
    Less: Capital Expenditures                        -            -            -            -           -            -
                                           -------------------------- --------------------------------------------------
Unlevered Free Cash Flows                  $          -   $        -  $      (248) $      (164) $      593   $      931
                                           ========================== ==================================================


Estimated Range of Enterprise Values

                                                                  Terminal EBITDA Multiple
                                Discount   -----------------------------------------------------------------------------
                                 Rate           3.50x        4.00x        4.50x        4.75x       5.25x        5.75x
                            --------------------------------------------------------------------------------------------
                                     14.0%    $   3,294    $   3,672    $   4,050    $   4,239   $   4,617    $   4,995
                                     16.5%    $   3,042    $   3,392    $   3,743    $   3,918   $   4,268    $   4,618
                                                                      -------------------------
                                     19.0%    $   2,813    $   3,138    $   3,463    $   3,626   $   3,951    $   4,276
                                     21.5%    $   2,605    $   2,907    $   3,209    $   3,360   $   3,663    $   3,965
                                                                      -------------------------
                                     24.0%    $   2,414    $   2,696    $   2,977    $   3,118   $   3,400    $   3,681
                                     26.5%    $   2,241    $   2,503    $   2,766    $   2,897   $   3,160    $   3,422

                                                                                  -------------
                                                        Average of Box               $   3,415
                                                                                  -------------

Terminal Values

                                                       Terminal EBITDA Multiple
                             -----------------------------------------------------------------------------
                                  3.50x       4.00x        4.50x         4.75x       5.25x        5.75x
                             -----------------------------------------------------------------------------
EBITDA Terminal Value           $   4,184   $   4,781    $   5,379    $   5,678    $   6,275    $   6,873
                             =============================================================================




Discounted Terminal Values as Percentage of Enterprise Values

                                                       Terminal EBITDA Multiple
                 Discount    -----------------------------------------------------------------------------
                   Rate          3.50x        4.00x       4.50x         4.75x       5.25x        5.75x
              --------------------------------------------------------------------------------------------

                       14.0%       127.0%       82.3%        84.0%        84.7%        85.9%        87.0%
                       16.5%        80.6%       82.6%        84.2%        84.9%        86.2%        87.2%
                                                      --------------------------
                       19.0%        80.9%       82.9%        84.5%        85.2%        86.4%        87.4%
                       21.5%        81.2%       83.2%        84.8%        85.5%        86.7%        87.7%
                                                      --------------------------
                       24.0%        81.6%       83.5%        85.1%        85.8%        86.9%        87.9%
                       26.5%        82.0%       83.9%        85.4%        86.1%        87.2%        88.2%

                                                                    ------------
                                          Average of Box                  85.0%
                                                                    ------------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

BCT International, Inc.                                             Confidential
================================================================================
Discounted Cash Flow Analysis -                Terminal Value - Revenue Multiple
Satellite Stores

($ in thousands, except per share)

Unlevered Free Cash Flows

                                                 Actual/Estimated                          Projected
                                              ----------------------- --------------------------------------------------
                                                  FY ended Feb 28,                    FY ending Feb 28/29,
                                              ----------------------- --------------------------------------------------
                                                 2002         2003          2004        2005         2006        2007
                                              ----------------------- --------------------------------------------------
Revenue                                         $     -      $     -      $   371      $ 1,299      $ 2,215     $ 3,386
    Cost of Sales                                     -            -           52          380        1,237       1,967
                                              ----------------------- --------------------------------------------------
    Gross Margin                                      -            -          319          919          978       1,419
    Operating Expenses                                -            -          291          402          227         224
                                              ----------------------- --------------------------------------------------
EBITDA                                                -            -           28          517          751       1,195
    less: Deprec. & Amort.                            -            -            -            -            -           -
                                              ----------------------- --------------------------------------------------
EBIT                                                  -            -           28          517          751       1,195
    Income Taxes                                      -            -           11          202          293         466
                                              ----------------------- --------------------------------------------------
Unlevered After-tax Income                            -            -           17          316          458         729
    Add: Deprec. & Amort.                             -            -            -            -            -           -
    Add: (Used) Sourced by Net Wkg Cap.               -            -         (264)        (480)         135         202
    Less: Capital Expenditures                        -            -            -            -            -           -
                                              ----------------------- --------------------------------------------------
Unlevered Free Cash Flows                       $     -      $     -      $  (248)     $  (164)     $   593     $   931
                                              ======================= ==================================================

Estimated Range of Enterprise Values

                               Discount                           Terminal Perpetual Growth Rates
                                              --------------------------------------------------------------------------
                                 Rate            5.00%        5.25%         5.50%       5.75%        6.00%       6.25%
                            --------------------------------------------------------------------------------------------
                                      14.0%     $ 6,027      $ 6,194      $ 6,371      $ 6,558      $ 6,757     $ 6,969
                                      16.5%     $ 4,492      $ 4,588      $ 4,688      $ 4,794      $ 4,904     $ 5,019
                                                                        -----------------------
                                      19.0%     $ 3,512      $ 3,573      $ 3,637      $ 3,703      $ 3,771     $ 3,843
                                      21.5%     $ 2,835      $ 2,877      $ 2,920      $ 2,965      $ 3,011     $ 3,058
                                                                        -----------------------
                                      24.0%     $ 2,342      $ 2,372      $ 2,402      $ 2,434      $ 2,466     $ 2,500
                                      26.5%     $ 1,967      $ 1,989      $ 2,012      $ 2,035      $ 2,059     $ 2,084

                                                                                     ----------
                                                        Average of Box                 $ 3,306
                                                                                     ----------

Terminal Values


                                                                 Terminal Perpetual Growth Rates
                                              --------------------------------------------------------------------------
                                                 5.00%       5.25%        5.50%         5.75%       6.00%        6.25%
                                              --------------------------------------------------------------------------
EBITDA                                          $ 1,255      $ 1,258      $ 1,261      $ 1,264      $ 1,267     $ 1,270
  less: Deprec. & Amort.                              -            -            -            -            -           -
                                              --------------------------------------------------------------------------
EBIT                                              1,255        1,258        1,261        1,264        1,267       1,270
  Income Taxes                                      489          491          492          493          494         495
                                              --------------------------------------------------------------------------
After-tax Income before Int.                        766          767          769          771          773         775
  Add: Deprec. & Amort.                               -            -            -            -            -           -
  Add: (Used) from by Net WC                          -            -            -            -            -           -
  Less: Capital Expenditures                          -            -            -            -            -           -
                                              ----------------------------------- --------------------------------------
Free Cash Flows                                 $   766      $   767      $  769       $   771      $   773     $   775
                                              ==========================================================================

                           Discount Rate                          Perpetual Growth Terminal Values
                         -----------------------------------------------------------------------------------------------
                                      14.0%     $ 8,507      $ 8,771      $ 9,050      $ 9,346      $ 9,661     $ 9,996
                                      16.5%     $ 6,657      $ 6,822      $ 6,993      $ 7,173      $ 7,361     $ 7,558
                                      19.0%     $ 5,469      $ 5,581      $ 5,698      $ 5,819      $ 5,945     $ 6,076
                                      21.5%     $ 4,640      $ 4,723      $ 4,808      $ 4,896      $ 4,986     $ 5,080
                                      24.0%     $ 4,029      $ 4,093      $ 4,158      $ 4,225      $ 4,294     $ 4,365
                                      26.5%     $ 3,561      $ 3,611      $ 3,663      $ 3,716      $ 3,770     $ 3,826

Discounted Terminal Values as Percentage of Enterprise Values

                              Discount                            Terminal Perpetual Growth Rates
                                              --------------------------------------------------------------------------
                                Rate             5.00%        5.25%        5.50%         5.75%       6.00%        6.25%
                         -----------------------------------------------------------------------------------------------
                                      14.0%       89.2%        89.5%        89.8%        90.1%        90.4%        90.7%
                                      16.5%       86.8%        87.1%        87.4%        87.7%        88.0%        88.2%
                                                                        -----------------------
                                      19.0%       84.7%        85.0%        85.2%        85.5%        85.8%        86.0%
                                      21.5%       82.8%        83.0%        83.3%        83.5%        83.8%        84.0%
                                                                        -----------------------
                                      24.0%       81.0%        81.3%        81.5%        81.8%        82.0%        82.2%
                                      26.5%       79.5%        79.7%        80.0%        80.2%        80.4%        80.6%

                                                                                     ----------
                                                        Average of Box                   84.4%
                                                                                     ----------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company financials, projections and management.

DRAFT ANALYSIS - 2/20/2003             52                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Operating and Working Capital Assumptions - Satellite Stores
($ in thousands)

                                           Actual/Estimated                       Projected
                                         --------------------- ------------------------------------------------
                                           FY ended Feb 28,             FY ending Feb 28/29,
                                         --------------------- --------------------------------------- Terminal
                                           2002       2003       2004     2005      2006      2007      Period
                                         --------------------- ------------------------------------------------
Growth Statistics and Assumptions
     Revenue                                    na         na        na     250.5%     70.5%     52.9%
     Cost of Sales                              na         na        na     631.7%    225.0%     59.0%
     Operating Expenses                         na         na        na      38.1%    -43.5%    -44.3%
     EBITDA                                     na         na        na    1770.4%     45.1%    131.0%
     EBIT                                       na         na        na    1770.4%     45.1%    131.0%
     After-tax Income before Interest           na         na        na    1770.4%     45.1%    131.0%

Profitability

     Gross Margin                               na         na      86.0%     70.8%     44.1%     41.9%
     EBITDA                                     na         na       7.5%     39.8%     33.9%     35.3%
     EBIT                                       na         na       7.5%     39.8%     33.9%     35.3%
     After-tax Income before Interest           na         na       4.6%     24.3%     20.7%     21.5%

Income Tax Expense and Assumptions

     Statutory Tax Rate                                            39.0%     39.0%     39.0%     39.0%
     Effective Tax Rate                         na         na      39.0%     39.0%     39.0%     39.0%    39.0%

     Current Period Tax                        $ -        $ -     $  11    $  202    $  293    $  466

     NOL Usage                                   -          -         -         -         -         -
                                         --------------------- ---------------------------------------
         Income Tax Expense                    $ -        $ -     $  11    $  202    $  293    $  466
                                         ===================== =======================================

     Ending NOL Balance                                   $ -     $   -    $    -    $    -    $    -
                                                   =========== =======================================

                                      Actual/Estimated                            Projected
                                ------------------------------ -------------------------------------------------
                                      FY ended Feb 28,                  FY ending Feb 28/29,
                                ------------------------------ ---------------------------------------  Terminal
                                   2001      2002      2003       2004      2005      2006     2007      Period
                                ------------------------------ -------------------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
      AR Days Outstanding                        na        na         30        30       30        30
      % of Sales                                 na        na        8.2%      8.2%     8.2%      8.2%

   Franchise Fee Receivable
      Franchise fee earned                                         $ 280     $ 910    $ 980     $ 980
      Less Franchise fee received                                    (23)     (221)    (547)     (852)
                                                               ---------------------------------------
      Ending Franchise fee receivable                                257       689      433       128
                                                               ---------------------------------------

Changes in Non-Cash Net Working Capital
   Accounts Receivable                $ -       $ -       $ -    $     7   $    55   $  176    $  278
   Franchise Fee Receivable                                          257       689      433       128
                                ------------------------------ ---------------------------------------
      Non-Cash Net WC                 $ -       $ -       $ -    $   264   $   744   $  609    $  407
                                ============================== =======================================
      % of EBITDA                                na        na      956.0%    143.8%    81.1%     34.0%
                                          ==================== =======================================

      Cash Flow (Used) Sourced by

      Non-Cash Net Wrkg Capital                 $ -       $ -     $ (264)  $  (480)  $  135    $  202       $ -
                                          ==================== =================================================

--------------------------------------------------------------------------------
Sources of information: Company financials, projections and management.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Cost of Capital Calculation & Net Debt
($ in thousands, except per share)


Cost of Common Stock                                      Company Owned
                                           Base Case        Franchises    Satellite Stores
                                         ---------------  --------------- ----------------
     Riskless (1)

         30 year treasury coupon (Rf)              4.9%             4.9%             4.9%
     Risk (2)
         Equity risk premium (EP)                  7.8%             7.8%             7.8%
         Industry risk premium (IP)                2.3%             2.3%             2.3%
         Size Premium (SP)                         8.4%             8.4%             8.4%
     Company Specific

         Stable Revenues                          -6.0%            -6.0%            -6.0%

         Operational Risk                          0.0%             3.0%             0.0%

         New Strategy Risk                         0.0%             5.0%             5.0%
                                         ---------------  --------------- ----------------
     Cost of Equity                               17.4%            25.4%            22.4%
                                         ===============  =============== ================

Weighted Average Cost of Capital

     After Tax Cost of Debt                        4.9%             4.9%             4.9%
                                         ===============  =============== ================
     Weighted Average Cost of Capital             15.6%            22.5%            19.9%
                                         ===============  =============== ================



Equity Value Net Debt Assumptions

                                                   Estimated as of 28 Feb 2003
                                         -------------------------------------------------
                                                          Company Owned
                                            Base Case       Franchises    Satellite Stores
                                         ---------------  --------------- ----------------
     Debt & Other Obligations
         Interest Bearing Debt                    $ 828            $ 828            $ 828
         Minority Interests                           -                -                -
         Preferred Stock                              -                -                -
                                         ---------------  --------------- ----------------
                                                    828              828              828
                                         ---------------  --------------- ----------------
     Less Cash
         Cash on Hand                             4,805            4,805            4,805
         Assumed cash from exercise of options    1,019            1,019            1,538
         Assumed cash from Notes Receivable (3)   2,794            2,794            2,794
                                         ---------------  --------------- ----------------
                                                  8,618            8,618            9,137
                                         ---------------  --------------- ----------------
     Net Debt                                  $ (7,790)        $ (7,790)        $ (8,309)
                                         ===============  =============== ================


    Cost of Debt
                                                      Nominal                          % of          Weighted
                                 Type of Debt          Rate           Amount         of Debt       Cost of Debt
                                 ---------------------------------------------------------------------------------
                                 Notes Payable              8.00%          $ 828          100.0%             8.0%


                                                                  ------------------------------------------------
                                                                           $ 828          100.0%             8.0%
                                                                  ================================================



                                                   Shares Outs.    Stock Price        Market           % of
                                 Type             (in thousands)    05-Feb-03          Value       Total Capital
                                 ---------------------------------------------------------------------------------
                                 Debt                                                      $ 828            14.2%

                                 Common Stock               5,121       $ 0.9800           5,019            85.8%

                                                                                  --------------------------------
                                                                                         $ 5,847           100.0%
                                                                                  ================================


                                                                            Estimated as of 28 Feb 2003
                                                                  ------------------------------------------------
                                                                                  Company Owned
                                                                    Base Case       Franchises    Satellite Stores
                                                                  --------------- --------------- ----------------
Common Stock Equivalents (in thousands)
    Common Stock Outstanding                                               5,121           5,121            5,121
    Stock issued re Other                                                      -               -                -
                                                                  --------------- --------------- ----------------
                                                                           5,121           5,121            5,121
                                                                  --------------- --------------- ----------------

                                                  Avg Exercise $

    Options in the money:   Options less than $2.00       $ 1.80             565             565              565
                            Options less than $2.50       $ 2.26               -               -              230
                                                                  --------------- --------------- ----------------
                                                                             565             565              795
                                                                  --------------- --------------- ----------------
Total Common Stock Equivalents                                             5,686           5,686            5,916
                                                                  =============== =============== ================

--------------------------------------------------------------------------------
(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended February 20, 2003.
(2) Sourced from the Ibbotson SBBI Valuation Edition 2002 Yearbook.


Sources of information: Company financials, projections & management, Ibbotson 2002 SBBI and Federal Reserve Board.

 BCT International, Inc.                                           Confidential
--------------------------------------------------------------------------------


                           Comparable Company Analysis

 BCT International, Inc.                                           Confidential
-------------------------------------------------------------------------------
Comparable Company Analysis - Valuation Multiples

($ in thousands, except per share data)


                                                                                           Market Value as a Multiple of
                                                                                        ------------------------------------
                                       % Below/Above                Total                       EPS
                           Stock Price    52-week       Market     Invested  Enterprise ------------------     Common     Net Tang.
         Company            20-Feb-03    High-Low       Value     Capital(1)  Value(2)   LTM     Est CFY(3)    Equity    Common Eq
-------------------------- ------------ ------------ ---------- ----------- ----------- ------- -----------  ---------  -----------

Consolidated Graphics, Inc. $ 24.770   0.5% -  72.6%  $ 330,135  $ 506,469   $ 499,419      na     15.5x        1.3x        2.4x

Mail-Well, Inc.                2.150  69.0% - 126.3%    103,740  1,020,528     880,690      na       6.5        0.7          na

Impreso, Inc.                  1.960  44.6% -  14.0%     10,347     44,544      44,338     8.5        na        0.6         0.6

Moore Corporation             11.150  22.8% -  42.0%  1,242,210  1,487,394   1,373,342      na      13.4        3.6         5.3

Wallace Computer Services     25.400   5.5% -  60.8%  1,061,720  1,270,702   1,233,337    19.2        na        2.3         3.9

                                          -----------------------------------------------------------------------------------------
                                            High     $1,242,210 $1,487,394  $1,373,342    19.2x     15.5x       3.6x        5.3x
                                            Mean        549,630    865,927     806,225    13.9      11.8        1.7         3.1
                                            Median      330,135  1,020,528     880,690    13.9      13.4        1.3         3.2
                                            Low          10,347     44,544      44,338     8.5       6.5        0.6         0.6
                                          -----------------------------------------------------------------------------------------


BCT International            $ 0.910  18.0% - 97.8%     $ 4,660    $ 5,488       $ 683    11.4x      7.0x       0.3x        0.3x


                          Total Invested Capitals(TIC)as a Multiple of       Enterprise Value (EV) as a Multiple of
                          --------------------------------------------     ------------------------------------------
                            Revenue                                        Revenue                                       5 Year
                            -------     LTM         LTM       Total        --------   LTM       LTM       Total         EPS Growth
         Company             LTM        EBIT       EBITDA    Assets          LTM      EBIT     EBITDA    Assets           Proj.3)
-------------------------- --------  --------   --------    ---------      -------- --------  -------    -------        -----------


Consolidated Graphics, Inc.    0.7x     12.9x      6.5x      0.9x           0.7x      12.7x     6.4x       0.9x              10.0%

Mail-Well, Inc.                0.7      18.4       9.9       0.7            0.6       15.9      8.6        0.6                5.0%

Impreso, Inc.                  0.3      11.7       8.7       0.6            0.3       11.7      8.6        0.6                 na

Moore Corporation              0.7        na       8.5       1.0            0.7         na      7.8        1.0               15.0%

Wallace Computer Services      0.8      11.9       7.4       1.4            0.8       11.5      7.2        1.3                 na

                          ---------------------------------------------------------------------------------------------------------
               High            0.8x     18.4x      9.9x      1.4x           0.8x      15.9x     8.6x       1.3x              15.0%
               Mean            0.7      13.7       8.2       0.9            0.6       12.9      7.7        0.9               10.0%
               Median          0.7      12.4       8.5       0.9            0.7       12.2      7.8        0.9               10.0%
               Low             0.3      11.7       6.5       0.6            0.3       11.5      6.4        0.6                5.0%
                          ---------------------------------------------------------------------------------------------------------

BCT International              0.3x      7.3x      5.6x      0.3x           0.0x       0.9x     0.7x       0.0x                 na


--------------------------------------------------------------------------------
(1) Total Invested Capital equals Market Value plus total debt, preferred stock, and minority interests.
(2) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.
(3) Sources of estimates: Multex Estimates and other various securities analysts' estimates and reports.

Sources of information: SEC Edgar filings, Multex, CapitalIQ, Commodity Systems, Hoovers & BCT International financial statements and management.

BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------
Comparable Company Analysis - Margin and Other Analyses

($ in thousands)

                                                                               LTM (1)
                                       ---------------------------------------------------------------------------------------------
                                                                   as Percentage of Revenue                           Return on
                                                   -----------------------------------------------------------   -------------------
                                                     Gross                Operating                      Net     Average    Average
         Company             Ticker      Revenue     Margin    S G & A      Margin    EBITDA    EBIT    Income    Assets   Common Eq
---------------------------  -------   ----------    ------   ---------   ---------  --------  ------  --------  --------  ---------
Consolidated Graphics, Inc.   CGX       $ 709,780    24.5%      19.0%       5.5%      11.0%     5.5%    -1.6%    -1.9%      -4.2%

Mail-Well, Inc.               MWL       1,521,018    18.8%      15.0%       3.8%       6.8%     3.6%    -0.6%    -0.6%      -4.6%

Impreso, Inc.                 ZCOM        129,506    10.2%       7.4%       2.8%       4.0%     2.9%     0.9%     1.8%       7.3%

Moore Corporation             MCL       2,053,308    31.3%      29.7%       1.6%       8.5%     1.8%    -1.2%    -1.9%      -7.6%

Wallace Computer Services     WCS       1,522,126    27.1%      20.1%       7.0%      11.3%     7.0%     3.6%     5.9%      12.2%

                             -------------------------------------------------------------------------------------------------------
                              High    $ 2,053,308    31.3%      29.7%       7.0%      11.3%     7.0%     3.6%     5.9%      12.2%
                              Mean      1,187,148    22.4%      18.2%       4.2%       8.3%     4.2%     0.2%     0.7%       0.6%
                              Median    1,521,018    24.5%      19.0%       3.8%       8.5%     3.6%    -0.6%    -0.6%      -4.2%
                              Low         129,506    10.2%       7.4%       1.6%       4.0%     1.8%    -1.6%    -1.9%      -7.6%
                             -------------------------------------------------------------------------------------------------------


BCT International             BCTI       $ 18,381    43.1%      39.0%       4.1%       5.4%     4.1%     2.5%     2.6%       3.1%


                                               LTM (1)                                     as of Latest Available Filing
                            ---------------------------------------------  ---------------------------------------------------------
                                       Accts                     Days                 Total Debt               Total Debt  Latest FY
                                    Receivable   Inventory       Sales     Current     to Total     Total Debt    to        Revenue
        Company                      Turnover     Turnover    Outstanding   Ratio   Capitalization    to TIC     EBITDA      Growth
-------------------------           ----------   ---------    -----------  -------  --------------  ---------- ----------  ---------
Consolidated Graphics, Inc             6.0x       16.55x         60.4        1.7         41.4%        34.8%       2.3x       -5.8%

Mail-Well, Inc.                        7.0         11.7          52.3        1.3         85.6%        89.8%       8.9x       -9.3%

Impreso, Inc.                          8.9          3.2          41.0        1.3         67.2%        76.8%       6.7x       27.9%

Moore Corporation                      6.1         10.8          59.6        1.1         41.3%        16.5%       1.4x       -4.6%

Wallace Computer Services              6.1         12.3          59.9        2.4         31.5%        16.4%       1.2x       -8.5%

                            --------------------------------------------------------------------------------------------------------
                            High       8.9x        16.5x         60.4        2.4         85.6%        89.8%       8.9x       27.9%
                            Mean       6.8         10.9          54.6        1.6         53.4%        46.9%       4.1        -0.1%
                            Median     6.1         11.7          59.6        1.3         41.4%        34.8%       2.3        -5.8%
                            Low        6.0          3.2          41.0        1.1         31.5%        16.4%       1.2        -9.3%
                            --------------------------------------------------------------------------------------------------------


BCT International           BCTI       7.0x        4.56x         52.4        5.0          5.1%        15.1%       0.8x       -7.3%

--------------------------------------------------------------------------------
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, CapitalIQ, Commodity Systems, Hoovers & BCT International financial statements and management.

BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------
Comparable Company Analysis - Income Statement Overview

($ in thousands, except per share data)

                                              Revenue                      EBITDA (1)                EBIT (1)
                                  ---------------------------------  ------------------------ ------------------------
                                                        Latest                     Latest                    Latest
       Company                          LTM              10-K           LTM         10-K         LTM          10-K
--------------------------------- ----------------  ---------------  ----------- ------------ -----------  -----------
Consolidated Graphics, Inc.            $  709,780       $  643,948     $ 77,984     $ 84,256    $ 39,343    $  42,944
Mail-Well, Inc.                         1,521,018        1,653,471      102,805      136,451      55,485       76,816
Impreso, Inc.                             129,506          123,065        5,135        4,730       3,800        3,468
Moore Corporation                       2,053,308        2,154,574      175,224       17,380      36,507     (221,692)
Wallace Computer Services               1,522,126        1,545,629      171,409      176,292     107,202      109,885

                                       Net Income (1)               EPS (1)
                                  ------------------------- ------------------------   Latest        Latest
                                                Latest                   Latest      Available     Available
       Company                        LTM         10-K         LTM         10-K          10-Q         10-K
--------------------------------- ------------ ------------ ----------- ------------ ------------- ------------
Consolidated Graphics, Inc.        $  (11,550)   $  16,680     $(0.88)    $ 1.27     31-Dec-02    31-Mar-02
Mail-Well, Inc.                        (9,041)      14,281      (0.19)      0.30     30-Sep-02    31-Dec-01
Impreso, Inc.                           1,215        1,063       0.23       0.20     30-Nov-02    31-Aug-02
Moore Corporation                     (25,536)    (287,937)     (0.41)     (3.25)    30-Sep-02    31-Dec-01
Wallace Computer Services              55,155       55,826       1.32       1.35     31-Oct-02    31-Jul-02

                       -------------------------------------------------------------------------------------

                        High          $ 2,053,308      $ 2,154,574    $ 175,224    $ 176,292   $ 107,202
                        Mean            1,187,148        1,224,137      106,511       83,822      48,467
                        Median          1,521,018        1,545,629      102,805       84,256      39,343
                        Low               129,506          123,065        5,135        4,730       3,800
                      -------------------------------------------------------------------------------------


                       -----------------------------------------------------------------------------
                        High          $ 109,885     $ 55,155     $ 55,826      $ 1.32       $ 1.35
                        Mean              2,284        2,049      (40,018)       0.01        (0.03)
                        Median           42,944       (9,041)      14,281       (0.19)        0.30
                        Low            (221,692)     (25,536)    (287,937)      (0.88)       (3.25)
                      -----------------------------------------------------------------------------

                                              Revenue                      EBITDA (1)                EBIT (1)
                                  ---------------------------------  ------------------------ ------------------------
                                                        Latest                     Latest                    Latest
       Company                          LTM              10-K           LTM         10-K         LTM          10-K
--------------------------------- ----------------  ---------------  ----------- ------------ -----------  -----------
BCT International                      $   18,381        $  18,007     $    988     $  1,189    $    755    $     963

                                       Net Income (1)               EPS (1)
                                  ------------------------- ------------------------   Latest        Latest
                                                Latest                   Latest      Available     Available
       Company                        LTM         10-K         LTM         10-K          10-Q         10-K
--------------------------------- ------------ ------------ ----------- ------------ ------------- ------------
BCT International                  $      460    $     584     $ 0.08     $ 0.11     30-Nov-02    28-Feb-02

--------------------------------------------------------------------------------
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, CapitalIQ, Commodity Systems, Hoovers & BCT International financial statements and management.

BCT International, Inc.
--------------------------------------------------------------------------------
Comparable Company Analysis - Balance Sheet Overview

($ in thousands)

                                                                     As of Latest Available Filing
                               -----------------------------------------------------------------------------------------------------
                              Cash, Equivalents  Accounts                   Total Current                 Intangibles,      Total
      Company                  & Mrkt Sec      Receivables     Inventory       Assets        PPE, net         net          Assets
------------------------------ -------------- -------------  ------------- -------------- -------------  ------------- -------------
Consolidated Graphics, Inc.        $   7,050     $ 113,018      $  31,991      $ 162,276     $ 281,661      $ 110,556     $  562,466

Mail-Well, Inc.                      139,838       228,014        106,137        541,342       387,936        412,037      1,379,758

Impreso, Inc.                            206        13,249         39,606         53,767        15,737              -         69,615

Moore Corporation                    114,052       334,137        131,644        610,312       264,596        112,873      1,417,462

Wallace Computer Services             37,365       254,577         95,328        423,245       313,028        185,647        941,186


                    ----------------------------------------------------------------------------------------------------------------
                     High          $ 139,838     $ 334,137      $ 131,644      $ 610,312     $ 387,936      $ 412,037     $1,417,462
                     Mean             59,702       188,599         80,941        358,188       252,592        164,223        874,097
                     Median           37,365       228,014         95,328        423,245       281,661        112,873        941,186
                     Low                 206        13,249         31,991         53,767        15,737              -         69,615
                    ----------------------------------------------------------------------------------------------------------------


BCT International                  $   4,805     $   2,386      $   2,697      $  10,806     $     963      $     186     $   18,185


                                               As of Latest Available Filing
                               -----------------------------------------------------------    Latest
                                 Total Current     Total         Total      Net Tangible    Available
      Company                    Liabilities       Debt        Common Eq      Common Eq       Filing
------------------------------ --------------- -------------- ------------- -------------- -------------
Consolidated Graphics, Inc.          $ 97,442      $ 176,334     $ 249,809      $ 139,253     31-Dec-02

Mail-Well, Inc.                       412,854        916,788       154,194       (257,843)    30-Sep-02

Impreso, Inc.                          41,497         34,197        16,728         16,728     30-Nov-02

Moore Corporation                     547,148        245,184       348,593        235,720     30-Sep-02

Wallace Computer Services             175,689        208,982       454,813        269,166     31-Oct-02


                    -----------------------------------------------------------------------
                     High           $ 547,148      $ 916,788     $ 454,813      $ 269,166
                     Mean             254,926        316,297       244,827         80,605
                     Median           175,689        208,982       249,809        139,253
                     Low               41,497         34,197        16,728       (257,843)
                    -----------------------------------------------------------------------


BCT International                     $ 2,146          $ 828      $ 15,291       $ 15,105     30-Nov-02


--------------------------------------------------------------------------------
Sources of information: SEC Edgar filings, Multex, CapitalIQ, Commodity Systems, Hoovers & BCT International financial statements and management.

------------------------------------------------------------------------------------------------------------------------------------
                      Consolidated Graphics, Inc. Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  Consolidated Graphic        Address 5858 Westheimer      Joe Davis, Chmn & CEO   A national provider of commercial
Latest Fiscal YE  l31-Mar-02                  Telephone 713-787-0977                               printing services. Sales are
 Latest Rprt Per  P31-Dec-02              Website consolidatedgraphics.com                         mainly derived from commercial
                                                                                                   printing services, which include
                                                                                                   electronic prepress, printing,
                                                                                                   finishing storage and delivery of
                                                                                                   high quality, custom-designed
                                                                                                   products. Examples of such
                                                                                                   products
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                           Income and Cashflow Statement Data
------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                             LTM      Nine Months Ended   Fiscal Years Ended
                                                      ------------------- -------------------
                                           Dec-02      Dec-02   Dec-01     Mar-02   Mar-01
                                         ------------ ------------------- -------------------
Revenue                                    $ 709,780  $544,174  $478,342  $643,948  $683,396
COGS                                         535,750   411,860   353,257   477,147   494,158
                                         ------------ ------------------- -------------------
                         Gross Profit        174,030   132,314   125,085   166,801   189,238
Selling, General & Administrative            134,687    98,188    87,358   123,857   124,665
Research & Development                             -         -         -         -         -
Other Operating                                    -         -         -         -         -
                                         ------------ ------------------- -------------------
                     Operating Income         39,343    34,126    37,727    42,944    64,573
Interest Income / (Expense), net             (11,053)   (8,020)  (12,111)  (15,144)  (20,858)
Other Income / (Expense), net                      -         -         -         -         -
                                         ------------ ------------------- -------------------
                       Pre-tax Income         28,290    26,106    25,616    27,800    43,715
Taxes                                         39,840    38,927    10,207    11,120    17,676
                                         ------------ ------------------- -------------------
                     After-tax Income        (11,550)  (12,821)   15,409    16,680    26,039
Minority Interest                                  -         -         -         -         -
Equity in Affiliates                               -         -         -         -         -
                                         ------------ ------------------- -------------------
                Normalized Net Income        (11,550)  (12,821)   15,409    16,680    26,039
Preferred Dividends                                -         -         -         -         -
                                         ------------ ------------------- -------------------
      Normalized Net Income to Common      $ (11,550) $(12,821) $ 15,409  $ 16,680  $ 26,039
                                         ============ =================== ===================

                                 EBIT      $  39,343  $ 34,126  $ 37,727  $ 42,944  $ 64,573
             Depreciation & Amortization   $  38,641  $ 27,658  $ 30,329  $ 41,312  $ 38,783
                               EBITDA      $  77,984  $ 61,784  $ 68,056  $ 84,256  $103,356
                                CAPEX      $  14,838  $  9,507  $ 10,939  $ 16,270  $ 26,434
                       EBITDA - CAPEX      $  63,146  $ 52,277  $ 57,117  $ 67,986  $ 76,922
             GAAP Operating Cash Flow      $  86,415  $ 72,566  $ 55,907  $ 69,756  $ 68,118

Basic Reported Weighted Avg Shares Out (000's)          13,212    13,054    13,107    13,142
                 Basic Normalized EPS      $   (0.88) $  (0.97) $   1.18  $   1.27  $   1.98
                   Basic Reported EPS      $   (4.12) $  (4.40) $   0.99  $   1.27  $   1.68
Diluted Reported Weighted Avg Shares Out (000's)        13,528    13,334    13,380    13,186
               Diluted Normalized EPS      $   (0.86) $  (0.95) $   1.16  $   1.25  $   1.97
                 Diluted Reported EPS      $   (4.02) $  (4.30) $   0.97  $   1.25  $   1.68
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                Normalized Reconciliation
---------------------------------------------------------------------------------------------
Restructuring/Goodwill Impairment          $ (70,351) $(74,376) $ (4,025) $      -  $      -
Other Unusual (Expense) Gain Items                 -         -         -         -    (6,440)
Tax Shelter (Charge) on Unusual Items         27,437    29,007     1,570         -     2,512
                                        ------------  ------------------  -------------------
Unusual (Exp) Gain Items, net of Taxes       (42,914)  (45,369)   (2,455)        -    (3,928)
Accounting Changes, net of Taxes                   -         -         -         -         -
Discontinued Operations, net of Taxes              -         -         -         -         -
Extraordinary Items, net of Taxes                  -         -         -         -         -
                                        ------------  ------------------  ------------------
Total Reconciling Items, net of Taxes      $ (42,914) $(45,369) $ (2,455) $      -  $ (3,928)
                                        ============  ==================  ===================

        Reported Income Tax (Benefit)      $  12,403  $  9,920  $  8,637  $ 11,120  $ 15,164
           Reported Net Income (Loss)      $ (54,464) $(58,190) $ 12,954  $ 16,680  $ 22,111
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                      Profitability & Cost Ratios (as % of Revenue)
---------------------------------------------------------------------------------------------
Gross Profit                                    24.5%     24.3%     26.1%     25.9%     27.7%
S,G & A                                         19.0%     18.0%     18.3%     19.2%     18.2%
Operating Income                                 5.5%      6.3%      7.9%      6.7%      9.4%
Pre-Tax                                          4.0%      4.8%      5.4%      4.3%      6.4%
EBIT                                             5.5%      6.3%      7.9%      6.7%      9.4%
EBITDA                                          11.0%     11.4%     14.2%     13.1%     15.1%
Normalized Net Income to Common                 -1.6%     -2.4%      3.2%      2.6%      3.8%
Reported Net Income                             -7.7%    -10.7%      2.7%      2.6%      3.2%
CAPEX                                            2.1%      1.7%      2.3%      2.5%      3.9%
------------------------------------------------------------------------------------------
------------------------------------------------------------------
                               Balance Sheet Data
------------------------------------------------------------------
($ in thousands, except per share)                    As of
                                        As of   ------------------
                                      31-Dec-02  Mar-02   Mar-01
                                      --------- ------------------
Cash & Equivalents                     $ 7,050   $ 8,955  $ 8,667
Marketable Securities                        -         -        -
                                      --------- ------------------
Total Cash & Mkt Securities              7,050     8,955    8,667
Accounts Receivable                    113,018   121,981  116,095
Inventory                               31,991    32,771   31,536
Other Current Assets                    10,217    11,267    8,628
                                      --------- ------------------
                 Total Current Assets  162,276   174,974  164,926
PPE, net                               281,661   293,831  299,871
Intangibles, net                       110,556   199,331  203,030
Investments                                  -         -        -
Other Assets                             7,973     8,597    6,840
                                      --------- ------------------
                         Total Assets $562,466  $676,733 $674,667
                                      ========= ==================

Accounts Payable                      $ 32,759  $ 32,068 $ 33,865
Accrued Expenses                        43,435    37,382   32,609
Short Term Debt                         21,198    19,877   18,711
Short Term Capital Leases                    -         -        -
Other Current Liabilities                   50       611      253
                                      --------- ------------------
            Total Current Liabilities   97,442    89,938   85,438
Other LT Liabilities                    60,079    66,337   54,966
Long Term Debt                         155,136   213,860  246,729
Long Term Capital Leases                     -         -        -
Minority Interests                           -         -        -
Pref Stock (Liq Value)                       -         -        -
                                      --------- ------------------
       Total Liabilities & Pref Stock  312,657   370,135  387,133
                                      --------- ------------------
Common Equity                          249,809   306,598  287,534
                                      --------- ------------------
           Total Liabilities & Equity $562,466  $676,733 $674,667
                                      ========= ==================

Common Shares Outstanding (000's)       13,314    13,206   13,019
                 Cash Value per share $   0.53  $   0.68 $   0.67
                 Book Value per share $   8.76  $  23.22 $  22.09
        Tangible Book Value per share $  10.46  $   8.12 $   6.49
------------------------------------------------------------------
------------------------------------------------------------------
                Effectiveness and Efficiency
------------------------------------------------------------------
A/R Turnover                              6.04x     5.41x    5.89x
Inventory Turnover                       16.55x    14.84x   15.67x
Asset Turnover                            1.15x     0.95x    1.01x
Days Sales Outstanding                    60.4      67.5     62.0
Days Inventory Outstanding                22.1      24.6     23.3
Days Payable Outstanding                  17.6      20.0     20.0
Return on Avg Assets                     -1.9%      2.5%       na
Return on Avg Common Equity              -4.2%      5.6%       na
------------------------------------------------------------------
------------------------------------------------------------------
                     Financial Strength
------------------------------------------------------------------
Current Ratio                             1.67      1.95      1.93
Quick Ratio                               1.34      1.58      1.56
Total Debt                           $ 176,334 $ 233,737 $ 265,440
Net Debt                             $ 169,284 $ 224,782 $ 256,773
Total Capitalization                 $ 426,143 $ 540,335 $ 552,974
Total Debt/Total Capitalization           41.4%     43.3%     48.0%
Net Debt/Total Capitalization             39.7%     41.6%     46.4%
Total Debt/TIC                            34.8%     46.2%     52.4%
Total Debt/EBITDA                         2.26x     2.77x     2.57x
Total Debt/EBITDA-CAPEX                   2.79x     3.44x     3.45x
EBITDA/Interest Expense                   7.06x     5.56x     4.96x
EBITDA-CAPEX/Interest Expense             5.71x     4.49x     3.69x
------------------------------------------------------------------
---------------------------------------------------
                Market Information
---------------------------------------------------
As of Date                               20-Feb-03
Exchange                                      NYSE
Stock Price                              $   24.77
52 Week High                             $   24.90
52 Week Low                              $   14.35
Avg. Daily Volume (000's)                       49
Beta                                          0.63
Shares Outstanding (000's)                  13,328
Total Outstanding Warrants & Options (000's)     -
Float (000's)                               11,000

Market Cap                               $ 330,135
Total Invested Capital (TIC)             $ 506,469
Enterprise Value (EV)                    $ 499,419
Ownership
    Insiders % Owned                         17.00%
    Institutional
    % Owned                                  56.00%
    Number of Institutions                     212
---------------------------------------------------
---------------------------------------------------
                 Valuation Ratios
---------------------------------------------------
                             Multiple of
                   --------------------------------
                   Market Cap     TIC         EV
                   --------------------------------
Latest Twelve Months

  Revenue              0.47x      0.71x       0.70x
  EBIT                 8.39x     12.87x      12.69x
  EBITDA               4.23x      6.49x       6.40x
  Normalized Net Income  na         na          na
  Basic Normalized EPS   na         na          na
Projected

  Mar-03 Mean Revenue  0.46x      0.71x       0.70x
  Mar-04 Mean Revenue  0.44x      0.67x       0.66x
  Mar-03 Mean EPS     15.48x        na          na
  Mar-04 Mean EPS     13.39x        na          na

Most Recent Filing

  Assets               0.59x       0.90x      0.89x
  Common Equity        1.32x         na         na
  Tangible Common
    Equity             2.37x         na         na
---------------------------------------------------
---------------------------------------------------
             Mean Consensus Estimates
---------------------------------------------------
Year Ending         # Ests  Revenue       EPS
---------------------------------------------------
March-03                  1 $ 713,600      $  1.60
March-04                  1 $752,500       $  1.85
LT Growth                 1                 10.00%
---------------------------------------------------
---------------------------------------------------
               Period Growth Rates
---------------------------------------------------
             Nine Months Ended   Fiscal Years Ended
                 Dec-02                Mar-02
             -----------------   ------------------
Revenue               13.8%                  -5.8%
EBIT                  -9.5%                 -33.5%
EBITDA                -9.2%                 -18.5%
---------------------------------------------------

---------------------------------------------------
Notes



---------------------------------------------------

Sources: SEC Edgar, Multex, CapitalIQ, Commodity Systems, and/or Hoovers.

--------------------------------------------------------------------------------
                            Mail-Well, Inc. Overview
--------------------------------------------------------------------------------
      Name   Mail-Well, Inc. Address 8310 S. Valley Hwy   Officers Paul Reilly,
    Symbol   MWL          City, State Englewood, CO 80112  Pres & CEO
Latest Fiscal31-Dec-01     Telephone (303) 790-8023
Latest Rprt P30-Sep-02       Website imagex.com

Operates 103 printing and manufacturing facilities throughout North America and three in the United Kingdom.The Company provides high-impact color printing, and general commercial printing. The Company also has an envelope business that provides customi

------------------------------------------------------------------------------------------------------
                                      Income and Cashflow Statement Data
------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                          LTM           Nine Months Ended        Fiscal Years Ended
                                                      ----------------------    ----------------------
                                         Sep-02         Sep-02     Sep-01         Dec-01     Dec-00
                                       -----------    ----------------------    ----------------------
Revenue                                $ 1,521,018    $ 1,293,16  $1,425,622    $1,653,471  $1,823,583
COGS                                     1,235,255     1,041,064   1,129,900     1,324,091   1,438,435
                                       -----------    --------------------      ----------------------
             Gross Profit                  285,763       252,105     295,722       329,380     385,148
Selling, General & Administra              227,929       200,051     222,896       250,774     261,465
Research & Development                           -             -           -             -           -
Other Operating                                  -             -           -             -           -
                                       -----------    ----------------------    ----------------------
             Operating Income               57,834        52,054      72,826        78,606     123,683
Interest Income / (Expense),               (55,954)      (52,553)    (49,350)      (52,751)    (62,127)
Other Income / (Expense), net               (2,349)       (2,061)     (1,502)       (1,790)       (974)
                                       -----------    ----------------------    ----------------------
             Pre-tax Income                   (469)       (2,560)     21,974        24,065      60,582
Taxes                                        8,572        10,824      12,035         9,784      22,615
                                       -----------    ----------------------    ----------------------
             After-tax Income               (9,041)      (13,384)      9,939        14,281      37,967
Minority Interest                                -             -           -             -           -
Equity in Affiliates                             -             -           -             -           -
                                       -----------    ----------------------    ----------------------
             Normalized Net Income          (9,041)      (13,384)      9,939        14,281      37,967
Preferred Dividends                              -             -           -             -           -
                                       -----------    ----------------------    ----------------------
 Normalized Net Income to Common       $    (9,041)   $  (13,384) $    9,939    $   14,281  $   37,967
                                       ===========    ======================    ======================

                     EBIT              $    55,485    $   49,993  $   71,324    $   76,816  $  122,709
             Depreciation &            $    47,320    $   40,439  $   52,754    $   59,635  $   60,222
                   EBITDA              $   102,805    $   90,432  $  124,078    $  136,451  $  182,931
                    CAPEX              $    29,621    $   26,943  $   24,121    $   26,799  $   57,772
             EBITDA - CAPEX            $    73,184    $   63,489  $   99,957    $  109,652  $  125,159
             GAAP Operating            $    23,010    $    7,745  $  136,718    $  151,983  $  131,400

Basic Reported Weighted Avg Shares Out                    47,665      47,526        47,562      48,789
             Basic Normalized EPS      $     (0.19)   $    (0.28) $     0.21    $     0.30  $     0.78
             Basic Reported EPS        $     (2.80)   $    (1.84) $    (1.90)   $    (2.86) $     0.57
Diluted Reported Weighted Avg Shares Out                  47,665      47,526        47,562      56,678
             Diluted Normalizd EPS     $     (0.19)   $    (0.28) $     0.21    $     0.30  $     0.67
             Diluted Reported EPS      $     (2.80)   $    (1.84) $    (1.90)   $    (2.86) $     0.49
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                       Normalized Reconciliation
------------------------------------------------------------------------------------------------------
Restructuring/Goodwill Impa            $   (92,898)   $  (82,486) $  (34,378)   $  (44,790) $   (6,160)
Other Unusual (Expense) Gain Items               -             -           -             -           -
Tax Shelter (Charge) on Unusual             36,230        32,170      13,407        17,468       2,402
                                       -----------      --------------------      --------------------
Unusual (Exp) Gain Items, net              (56,668)      (50,316)    (20,971)      (27,322)     (3,758)
Accounting Changes, net of Taxes                 -             -           -             -           -
Discontinued Operations, net               (57,700)      (13,958)    (79,434)     (123,176)     (8,038)
Extraordinary Items, net of Taxes          (10,125)      (10,125)          -             -       1,447
                                       -----------      --------------------      --------------------
Total Reconciling Items, n             $  (124,493)   $  (74,399) $ (100,405)   $ (150,498  $  (10,349)
                                       ===========      ====================      ====================

             Reported Income           $   (27,658)   $  (21,346) $   (1,372)   $   (7,684) $   20,213
             Reported Net              $  (133,534)   $  (87,783) $  (90,466)   $ (136,217) $   27,618

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                         Profitability & Cost Ratios (as % of Revenue)
------------------------------------------------------------------------------------------------------
Gross Profit                                  18.8%         19.5%       20.7%         19.9%       21.1%
S,G & A                                       15.0%         15.5%       15.6%         15.2%       14.3%
Operating Income                               3.8%          4.0%        5.1%          4.8%        6.8%
Pre-Tax                                        0.0%         -0.2%        1.5%          1.5%        3.3%
EBIT                                           3.6%          3.9%        5.0%          4.6%        6.7%
EBITDA                                         6.8%          7.0%        8.7%          8.3%       10.0%
Normalized Net Income to Common               -0.6%         -1.0%        0.7%          0.9%        2.1%
Reported Net Income                           -8.8%         -6.8%       -6.3%         -8.2%        1.5%
CAPEX                                          1.9%          2.1%        1.7%          1.6%        3.2%
------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------
                                  Balance Sheet Data
        --------------------------------------------------------------------
        ($ in thousands, except per share)                     As of
                                          As of       ----------------------
                                         30-Sep-02        Dec-01      Dec-00
                                        ----------     ---------------------
        Cash & Equivalents              $  139,838    $      809  $       94
        Marketable Securities                    -             -           -
                                        ----------     ---------------------
        Total Cash & Mkt Securi            139,838           809          94
        Accounts Receivable                228,014       207,750     203,968
        Inventory                          106,137       104,544     131,417
        Other Current Assets                67,353       367,451     452,241
                                        ----------    ----------------------
                    Total Current          541,342       680,554     787,720
        PPE, net                           387,936       375,415     431,025
        Intangibles, net                   412,037       347,061     389,148
        Investments                              -             -           -
        Other Assets                        38,443        46,094      45,064
                                        ----------    ----------------------
                    Total Assets        $1,379,758    $  1,449,1  $1,652,957
                                        ==========    ======================

        Accounts Payable                $  155,773    $  142,521  $  127,912
        Accrued Expenses                    48,843        44,310      48,444
        Short Term Debt                    142,845       302,822      40,040
        Short Term Capital Leases                -             -           -
        Other Current Liabilitie            65,393        57,245      57,978
                                        ----------    ----------------------
                    Total Current          412,854       546,898     274,374
        Other LT Liabilities                38,767       110,172     112,977
        Long Term Debt                     773,943       550,177     879,753
        Long Term Capital Leases                 -             -           -
        Minority Interests                       -             -           -
        Pref Stock (Liq Value)                   -             -           -
                                        ----------    ----------------------
                    Total Liabilities    1,225,564     1,207,247   1,267,104
                                        ----------    ----------------------
        Common Equity                      154,194       241,877     385,853
                                        ----------    ----------------------
                    Total Liabilities   $1,379,758    $  1,449,1  $1,652,957
                                        ==========    ======================

                    Common Share            48,225        48,326      47,455
                    Cash Value p        $     2.90    $     0.02  $     0.00
                    Book Value p        $     3.20    $     5.01  $     8.13
                    Tangible Bo         $    (5.35)   $    (2.18) $    (0.07)

        --------------------------------------------------------------------
        --------------------------------------------------------------------
                          Effectiveness and Efficiency
        --------------------------------------------------------------------
        A/R Turnover                          6.98x         8.03x       8.94x
        Inventory Turnover                   11.73x        11.22x      10.95x
        Asset Turnover                        1.08x         1.07x       1.10x
        Days Sales Outstanding                52.3          45.4        40.8
        Days Inventory Outstanding            31.1          32.5        33.3
        Days Payable Outstanding              37.2          31.3        27.5
        Return on Avg Assets                  -0.6%          0.9%         na
        Return on Avg Common Equi             -4.6%          4.6%         na
        --------------------------------------------------------------------
        --------------------------------------------------------------------
                               Financial Strength
        --------------------------------------------------------------------
        Current Ratio                         1.31          1.24        2.87
        Quick Ratio                           1.05          1.05        2.39
        Total Debt                      $  916,788     $ 852,999  $  919,793
        Net Debt                        $  776,950     $ 852,190  $  919,699
        Total Capitalization            $1,070,982     $1,094,87  $1,305,646
        Total Debt/Total Capitali             85.6%         77.9%       70.4%
        Net Debt/Total Capitaliza             72.5%         77.8%       70.4%
        Total Debt/TIC                        89.8%         83.6%       90.1%
        Total Debt/EBITDA                     8.92x         6.25x       5.03x
        Total Debt/EBITDA-CAPEX              12.53x         7.78x       7.35x
        EBITDA/Interest Expense               1.84x         2.59x       2.94x
        EBITDA-CAPEX/Interest Ex              1.31x         2.08x       2.01x
        --------------------------------------------------------------------

----------------------------------------------------------------------------
                            Market Information
----------------------------------------------------------------------------
As of Date                                                         20-Feb-03
Exchange                                                                NYSE
Stock Price                                                      $      2.15
52 Week High                                                     $      6.94
52 Week Low                                                      $      0.95
Avg. Daily Volume (000's)                                                 87
Beta                                                                    1.36
Shares Outstanding (000's)                                            48,251
Total Outstanding Warrants & Options (000's)                               -
Float (000's)                                                         26,300

Market Cap                                                       $   103,740
Total Invested Capital (TIC)                                     $ 1,020,528
Enterprise Value (EV)                                            $   880,690
Ownership
    Insiders % Owned                                                   45.00%
    Institutional
    % Owned                                                            54.00%
    Number of Institutions                                               126
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                              Valuation Ratios
----------------------------------------------------------------------------
                                                     Multiple of
                                       -------------------------------------
                                        Market Cap           TIC          EV
                                       -------------------------------------
Latest Twelve Months
    Revenue                                   0.07x         0.67x       0.58x
    EBIT                                      1.87x        18.39x      15.87x
    EBITDA                                    1.01x         9.93x       8.57x
    Normalized Net Income                       na            na          na
    Basic Normalized EPS                        na            na          na
Projected
    Dec-02 Mean Revenu                        0.06x         0.60x       0.52x
    Dec-03 Mean Revenu                        0.06x         0.59x       0.51x
    Dec-02 Mean EPS                           6.52x           na          na
    Dec-03 Mean EPS                           5.12x           na          na
Most Recent Filing
    Assets                                    0.08x         0.74x       0.64x
    Common Equity                             0.67x           na          na
    Tangible Common Equit                       na            na          na
----------------------------------------------------------------------------
----------------------------------------------------------------------------
             Mean Consensus Estimates
----------------------------------------------------------------------------
Year Ending                                 # Ests       Revenue         EPS
----------------------------------------------------------------------------
December-02                                      1   $ 1,693,150      $ 0.33
December-03                                      1   $ 1,722,970      $ 0.42
LT Growth                                        -                      5.00%
----------------------------------------------------------------------------

---------------------------------------------------------
                Period Growth Rates
---------------------------------------------------------
                   Nine Months Ended  Fiscal Years Ended
                        Sep-02               Dec-01
                   -----------------  ------------------
Revenue                 -9.3%                 -9.3%
EBIT                   -29.9%                -37.4%
EBITDA                 -27.1%                -25.4%
---------------------------------------------------------

--------------------------------------------------------------------------
Notes

  Add backs include restructuring expenses and asset impairment charges. Discontinued operations represent sale of label & printed office product segments.
  Extraordinary items include gain from settlement of debt.
--------------------------------------------------------------------------
Sources: SEC Edgar, Multex, CapitalIQ, Commodity Systems, and/or Hoovers.

                             Impreso, Inc. Overview

Name                     Impreso, Inc.     Address 652 Southwestern Blvd.
Symbol                   ZCOM              City, State Zip  Coppell, TX 75019
Latest Fiscal YE         31-Aug-02         Telephone         972-462-0100
Latest Rprt Per          30-Nov-02         Website  tstimpreso.com


Officers Marshall Sorokwasz, CEO

Impreso, Inc. is the holding company of TST/Impreso, Inc. (TST), a manufacturer and distributor to dealers and other resellers of various paper and film products for commercial and home use in domestic and international markets, and Hotsheet.com, Inc., th

                       Income and cashflow Statement Data

($ in thousands, except per share)

                                                                     Three Months Ended            Fiscal Years Ended
                                                   LTM            ----------------------        ------------------------
                                                  Nov-02            Nov-02        Nov-01          Aug-02         Aug-01
                                               ----------        ---------      ---------       ---------       --------

Revenue                                          $129,506          $31,842        $25,401        $123,065       $96,208

COGS                                              116,243           28,598         22,803         110,448        84,752
                                               ----------        ---------      ---------       ---------       --------
                                   Gross Profit    13,263            3,244          2,598          12,617        11,456
Selling, General &
Administrative                                      9,603            2,370          2,099           9,332         7,872
Research & Development                                  -                -              -               -             -
Other Operating                                         -                -              -               -             -
                                               ----------        ---------      ---------       ---------       --------
                               Operating Income     3,660              874            499           3,285         3,584
Interest Income /
(Expense), net                                     (1,774)            (483)          (453)         (1,744)       (1,633)
Other Income /
(Expense), net                                        140              107            150             183            72
                                               ----------        ---------      ---------       ---------       --------
                                 Pre-tax Income     2,026              498            196           1,724         2,023
Taxes                                                 811              193             43             661           776
                                               ----------        ---------      ---------       ---------       --------
                               After-tax Income     1,215              305            153           1,063         1,247

Minority Interest                                       -                -              -               -             -
Equity in Affiliates                                    -                -              -               -             -
                                               ----------        ---------      ---------       ---------       --------
                          Normalized Net Income     1,215              305            153           1,063         1,247
Preferred Dividends                                     -                -              -               -             -
                                               ----------        ---------      ---------       ---------       --------
     Normalized Net Income to Common             $  1,215          $   305        $   153        $  1,063       $ 1,247
                                               ==========        =========      ==========      ==========      ========

                                           EBIT  $  3,800          $   981        $   649        $  3,468       $ 3,656
                    Depreciation & Amortization  $  1,335          $   366        $   293        $  1,262       $   874
                                         EBITDA  $  5,135          $ 1,347        $   942        $  4,730       $ 4,530
                                          CAPEX  $  1,644          $   163        $    59        $  1,540       $ 1,200
                                 EBITDA - CAPEX  $  3,491          $ 1,184        $   883        $  3,190       $ 3,330
                       GAAP Operating Cash Flow  $   (120)         $(4,435)       $ 1,126        $  5,441       $ 4,946

Basic Reported Weighted Avg Shares Out (000's)                       5,279          5,279           5,279         5,281

                           Basic Normalized EPS  $   0.23          $  0.06        $  0.03        $   0.20       $  0.24
                             Basic Reported EPS  $   0.23          $  0.06        $  0.15        $   0.32       $  0.24


Diluted Reported Weighted Avg Shares Out (000's)                     5,279          5,279           5,279        5,281
                             Diluted Normalized
                                            EPS  $   0.23          $  0.06        $  0.03        $   0.20       $  0.24
                           Diluted Reported EPS  $   0.23          $  0.06        $  0.15        $   0.32       $  0.24



                            Normalized Reconciliation

Restructuring/Goodwill Impairment           $    -      $  -     $    -         $    -        $    -
Other Unusual (Expense) Gain Items               -         -      1,005          1,005             -
Tax Shelter (Charge) on Unusual Items            -         -       (392)          (392)            -
                                            -------     ---------------------  ---------------------
Unusual (Exp) Gain Items, net of Taxes           -         -        613            613             -
Accounting Changes, net of Taxes                 -         -          -              -             -
Discontinued Operations, net of Taxes            -         -          -              -             -
Extraordinary Items,
net of Taxes                                     -         -          -              -             -
                                            -------     ---------------------  ---------------------
Total Reconciling Items, net of Taxes       $    -      $  -     $  613         $  613        $    -
                                            =======     =====================  =====================
       Reported Income Tax (Benefit)        $   811     $193     $  435         $1,053        $  776
         Reported Net Income(Loss)          $ 1,215     $305     $  766         $1,676        $1,247

                  Profitability & Cost Ratios (as % of Revenue)

Gross Profit                              10.2%          10.2%       10.2%         10.3%        11.9%
S,G & A                                    7.4%           7.4%        8.3%          7.6%         8.2%
Operating Income                           2.8%           2.7%        2.0%          2.7%         3.7%
Pre-Tax                                    1.6%           1.6%        0.8%          1.4%         2.1%
EBIT                                       2.9%           3.1%        2.6%          2.8%         3.8%
EBITDA                                     4.0%           4.2%        3.7%          3.8%         4.7%
Normalized Net Income to Common            0.9%           1.0%        0.6%          0.9%         1.3%
Reported Net Income                        0.9%           1.0%        3.0%          1.4%         1.3%
CAPEX                                      1.3%           0.5%        0.2%          1.3%         1.2%



-------------------------------------------------------------------------------------------
                                    Balance Sheet Data
-------------------------------------------------------------------------------------------
($ in thousands,
except per share)                                                           As of
                                            As of                 -------------------------
                                         30-Nov-02                  Aug-02       Aug-01
                                        ------------              ------------ ------------
Cash & Equivslents                         $     206                 $     203    $      11
Marketable Securities                              -                         -            -
                                        ------------              ------------ ------------
Total Cash & Mkt Securities                      206                       203          211
Accounts Receivable                           13,249                    15,864       11,748
Inventory                                     39,606                    34,111       38,460
Other Current Assets                             706                       740          351
                                        ------------              ------------ ------------
                         Total Current
                                Assets        53,767                    50,918       50,770
PPE, net                                      15,737                    15,939       11,213
Intangibles, net                                   -                         -            -
Investments                                        -                         -            -
Other Assets                                     111                       115          219
                                        ------------              ------------ ------------
                          Total Assets
                                           $  69,615                 $  66,972    $  62,202
                                        ============              ============ ============

Accounts Payable                           $  15,097                 $  16,302    $  18,572
Accrued Expenses                               2,630                     3,703        1,942
Short Term Debt                               23,770                    18,992       19,720
Short Term Capital Leases                          -                         -            -
Other Current Liabilities                          -                         -            -
                                        ------------              ------------ ------------
                         Total Current
                           Liabilities        41,497                    38,997       40,234

Other LT Liabilities                             963                       949          927
Long Term Debt                                10,427                    10,609        6,328
Long Term Capital Leases                           -                         -            -
Minority Interests                                 -                         -            -
Pref Stock (Liq Value)                             -                         -            -
                                        ------------              ------------ ------------
                     Total Liabilities
                          & Pref Stock        52,887                    50,555       47,489
                                        ------------              ------------ ------------
Common Equity
                                              16,728                    16,417       14,713
                                        ------------              ------------ ------------
                     Total Liabilities
                              & Equity     $  69,615                 $  66,972    $  62,202
                                        ============              ============ ============

                         Common Shares
                   Outstanding (000's)         5,279                     5,279        5,265
                        Cash Value per
                                 share     $    0.04                 $    0.04    $    0.04
                        Book Value per
                                 share     $    3.17                 $    3.11    $    2.79
                         Tangible Book
                       Value per share     $    3.17                 $    3.11    $    2.79


--------------------------------------------------------------------------------
                               Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                        8.90 x          8.91 x       8.19 x
Inventory Turnover                  3.15 x          3.04 x       2.20 x
Asset Turnover                      1.90 x          1.91 x       1.55 x
Days Sales Outstanding                41.0            40.9         44.6
Days Inventory Outstanding           115.7           119.9        165.6
Days Payable Outstanding              45.5            53.1         73.2
Return on Avg Assets                  1.8%            1.6%           na
Return on Avg Common Equity           7.3%            6.8%           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Financial Strength
--------------------------------------------------------------------------------
Current Ratio                              1.30            1.31          1.26
Quick Ratio                                0.34            0.43          0.31
Total Debt                              $34,197         $29,601       $26,048
Net Debt                                $33,991         $29,398       $25,837
Total Capitalization                    $50,925         $46,018       $40,761
Total Debt/Total Capitalization           67.2%           64.3%         63.9%
Net Debt/Total Capitalization             66.7%           63.9%         63.4%
Total Debt/TIC                            76.8%           66.5%         58.5%
Total Debt/EBITDA                         6.66x           6.26x         5.75x
Total Debt/EBITDA-CAPEX                   9.80x           9.28x         7.82x
EBITDA/Interest Expense                   2.89x           2.71x         2.77x
EBITDA-CAPEX/Interest Expense             1.97x           1.83x         2.04x
--------------------------------------------------------------------------------

---------------------------------------------------------------
                      Market Information
---------------------------------------------------------------
As of Date                                           20-Feb-03
Exchange                                                NASDAQ

Stock Price                                            $  1.96
52 Week High                                           $  3.54
52 Week Low                                            $  1.72
Avg. Daily Volume (000's)                                    3
Beta                                                      0.81
Shares Outstanding
(000's)                                                  5,279
Total Outstanding Warrants & Options
(000's)                                                      -
Float
(000's)                                                  1,700

Market Cap                                             $10,347
Total Invested Capital (TIC)                           %44,544
Enterprise Value (EV)                                  $44,338
Ownership
            Insiders % Owned                             68.00%
            Institutional
              % Owned                                     3.00%
              Number of Institutions                        10
---------------------------------------------------------------

---------------------------------------------------------------
                       Valuation Ratios
---------------------------------------------------------------
                                       Multiple  of
                           ------------------------------------
                           Market Cap     TIC          EV
                           ----------- ----------- ------------
Latest Twelve Months
            Revenue             0.08x       0.34x        0.34x
            EBIT                2.72x      11.72x       11.67x
            EBITDA              2.01x       8.67x        8.63x
            Normalized
            Net Income          8.52x      36.66x       36.49x
            Basic
            Normalized
            EPS                 8.52x          na           na
Projected
            Dec-02 Mean
            Revenue                na          na           na
            Dec-03 Mean
            Revenue                na          na           na
            Dec-02 Mean
            EPS                    na          na           na
            Dec-03 Mean
            EPS                    na          na           na
Most Recent Filing
            Assets              0.15x       0.64x        0.64x
            Common Equity       0.62x          na           na
            Tangible
            Common Equity       0.62x          na           na
---------------------------------------------------------------

---------------------------------------------------------------
                   Mean Consensus Estimates
---------------------------------------------------------------
Year                             # Ests     Revenue        EPS
Ending
---------------------------------------------------------------
December-02                        na          na           na
December-03                        na          na           na
LT Growth                          na          na           na
---------------------------------------------------------------

---------------------------------------------------------------
                     Period Growth Rates
---------------------------------------------------------------
                  Three Months Ended       Fiscal Years Ended
                        Nov-02                  Aug-02
                     -----------             ------------
Revenue                 25.4%                    27.9%
EBIT                    51.2%                    -5.1%
EBITDA                  43.0%                     4.4%
---------------------------------------------------------------

----------- -------------- ----------- ----------- ------------
Notes
            Unusual expense relates to litigation settlement


Sources: SEC Edgar, Multex, CapitalIQ, Commodity Systems, and/or Hoovers.

--------------------------------------------------------------------------------
                           Moore Corporation Overview

---------------------------------------------------------------------------------------------------------------------------
        Name       Moore Corporation            Address 6100 Vipond Drive               Officers Alfred Eckert, III, Chair
      Symbol       MCL                  City, State Zip Mississauga, ON L5T 2, Canada
Latest Fiscal YE   31-Dec-01                  Telephone (905) 362-3100
 Latest Rprt Per   30-Sep-02                    Website http://www.moore.com/
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Moore operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial. The Forms and Labels business designs, manufactures and sells paper based and electronic business forms and labels, and provides electronic print manage
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          Income and Cashflow Statement Data
-------------------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                                   Nine Months Ended            Fiscal Years Ended
                                                       LTM      -------------------------  ------------------------------
                                                     Sep-02       Sep-02       Sep-01           Dec-01         Dec-00
                                                   ------------ -------------------------  ------------------------------
Revenue                                            $ 2,053,308  $ 1,516,059  $ 1,617,325         $ 2,154,574  $2,258,418
COGS                                                 1,409,680    1,036,672    1,179,553           1,552,561   1,598,525
                                                   ------------ -------------------------  ------------------------------
                                      Gross Profit     643,628      479,387      437,772             602,013     659,893
Selling, General & Administrative                      610,487      406,295      610,466             814,658     730,160
Research & Development                                       -            -            -                   -           -
Other Operating                                              -            -            -                   -           -
                                                   ------------ -------------------------  ------------------------------
                                  Operating Income      33,141       73,092     (172,694)           (212,645)    (70,267)
Interest Income / (Expense), net                       (17,338)      (8,965)     (18,280)            (26,653)    (25,561)
Other Income / (Expense), net                            3,366        4,936       (7,477)             (9,047)     (9,797)
                                                   ------------ -------------------------  ------------------------------
                                    Pre-tax Income      19,169       69,063     (198,451)           (248,345)   (105,625)
Taxes                                                   28,346       13,034        7,125              22,437     (26,750)
                                                   ------------ -------------------------  ------------------------------
                                  After-tax Income      (9,177)      56,029     (205,576)           (270,782)    (78,875)
Minority Interest                                       (1,014)        (577)      (1,373)             (1,810)     (2,157)
Equity in Affiliates                                         -            -            -                   -           -
                                                   ------------ -------------------------  ------------------------------
                             Normalized Net Income     (10,191)      55,452     (206,949)           (272,592)    (81,032)
Preferred Dividends                                     15,345            -            -              15,345           -
                                                   ------------ -------------------------  ------------------------------
                   Normalized Net Income to Common $   (25,536) $    55,452  $  (206,949)        $  (287,937) $  (81,032)
                                                   ============ =========================  ==============================

                                              EBIT $    36,507  $    78,028  $  (180,171)        $  (221,692) $  (80,064)
                       Depreciation & Amortization $   138,717  $    65,578  $   165,933         $   239,072  $  152,546
                                            EBITDA $   175,224  $   143,606  $   (14,238)        $    17,380  $   72,482
                                             CAPEX $    25,122  $     3,423  $    14,581         $    36,280  $   36,913
                                    EBITDA - CAPEX $   150,102  $   140,183  $   (28,819)        $   (18,900) $   35,569
                          GAAP Operating Cash Flow $   131,333  $    90,160  $    95,156         $   136,329  $   34,690

Basic Reported Weighted Avg Shares Out (000's)                      111,568       88,457              88,648      88,457
                              Basic Normalized EPS $     (0.41) $      0.50  $     (2.34)        $     (3.25) $    (0.92)
                                Basic Reported EPS $     (0.70) $      0.41  $     (3.10)        $     (4.21) $    (0.75)
Diluted Reported Weighted Avg Shares Out (000's)                    113,885       88,457              88,648      88,457
                            Diluted Normalized EPS $     (0.42) $      0.49  $     (2.34)        $     (3.25) $    (0.92)
                              Diluted Reported EPS $     (0.71) $      0.40  $     (3.10)        $     (4.21) $    (0.75)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   Normalized Reconciliation
-------------------------------------------------------------------------------------------------------------------------
Restructuring/Goodwill Impairment                  $   (19,765) $         -  $  (109,914)        $  (129,679) $   24,033
Other Unusual (Expense) Gain Items                     (27,142)     (16,746)           -             (10,396)          -
Tax Shelter (Charge) on Unusual Items                   18,294        6,531       42,866              54,629      (9,373)
                                                   ------------ -------------------------  ------------------------------
Unusual (Exp) Gain Items, net of Taxes                 (28,613)     (10,215)     (67,048)            (85,446)     14,660
Accounting Changes, net of Taxes                             -            -            -                   -           -
Discontinued Operations, net of Taxes                        -            -            -                   -           -
Extraordinary Items, net of Taxes                            -            -            -                   -           -
                                                   ------------ -------------------------  ------------------------------
Total Reconciling Items, net of Taxes              $   (28,613) $   (10,215) $   (67,048)        $   (85,446) $   14,660
                                                   ============ =========================  ==============================

                     Reported Income Tax (Benefit) $    10,052  $     6,503  $   (35,741)        $   (32,192) $  (17,377)
                        Reported Net Income (Loss) $   (54,149) $    45,237  $  (273,997)        $  (373,383) $  (66,372)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           Profitability & Cost Ratios (as % of Revenue)
-------------------------------------------------------------------------------------------------------------------------
Gross Profit                                             31.3%        31.6%        27.1%               27.9%       29.2%
S,G & A                                                  29.7%        26.8%        37.7%               37.8%       32.3%
Operating Income                                          1.6%         4.8%       -10.7%               -9.9%       -3.1%
Pre-Tax                                                   0.9%         4.6%       -12.3%              -11.5%       -4.7%
EBIT                                                      1.8%         5.1%       -11.1%              -10.3%       -3.5%
EBITDA                                                    8.5%         9.5%        -0.9%                0.8%        3.2%
Normalized Net Income to Common                          -1.2%         3.7%       -12.8%              -13.4%       -3.6%
Reported Net Income                                      -2.6%         3.0%       -16.9%              -17.3%       -2.9%
CAPEX                                                     1.2%         0.2%         0.9%                1.7%        1.6%
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                               Balance Sheet Data
----------------------------------------------------------------------------------
($ in thousands, except per share)                                 As of
                                                 As of     -----------------------
                                               30-Sep-02     Dec-01      Dec-00
                                               ----------- -----------------------
Cash & Equivalents                             $   114,052  $   84,855 $   36,538
Marketable Securities                                    -           -          -
                                               ----------- -----------------------
Total Cash & Mkt Securities                        114,052      84,855     36,538
Accounts Receivable                                334,137     336,153    407,304
Inventory                                          131,644     128,421    154,484
Other Current Assets                                30,479      27,110     92,562
                                               ----------- -----------------------
                          Total Current Assets     610,312     576,539    690,888
PPE, net                                           264,596     307,640    409,099
Intangibles, net                                   112,873      42,294    130,530
Investments                                         33,473      32,204     33,650
Other Assets                                       396,208     378,309    479,420
                                               ----------- -----------------------
                                  Total Assets $ 1,417,462  $1,336,986 $1,743,587
                                               =========== =======================
Accounts Payable                               $   459,467  $  486,626 $  400,057
Accrued Expenses                                         -           -          -
Short Term Debt                                     30,291      74,215     32,137
Short Term Capital Leases                                -           -          -
Other Current Liabilities                           57,390      28,001     36,053
                                               ----------- -----------------------
                     Total Current Liabilities     547,148     588,842    468,247
Other LT Liabilities                               306,828     304,632    366,945
Long Term Debt                                     208,192     111,062    272,465
Long Term Capital Leases                                 -           -          -
Minority Interests                                   6,701      11,200     11,245
Pref Stock (Liq Value)                                   -           -          -
                                               ----------- -----------------------
                Total Liabilities & Pref Stock   1,068,869   1,015,736  1,118,902
                                               ----------- -----------------------
Common Equity                                      348,593     321,250    624,685
                                               ----------- -----------------------
                    Total Liabilities & Equity $ 1,417,462  $1,336,986 $1,743,587
                                               =========== =======================

            Common Shares Outstanding (000's)      111,401     111,804     88,457
                      Cash Value per share     $      1.02  $     0.76 $     0.41
                      Book Value per share     $      3.13  $     2.87 $     7.06
             Tangible Book Value per share     $      2.12  $     2.50 $     5.59
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                          Effectiveness and Efficiency
----------------------------------------------------------------------------------
A/R Turnover                                        6.13 x      5.80 x     5.54 x
Inventory Turnover                                 10.84 x     10.98 x    10.35 x
Asset Turnover                                      1.49 x      1.40 x     1.30 x
Days Sales Outstanding                                59.6        63.0       65.8
Days Inventory Outstanding                            33.7        33.3       35.3
Days Payable Outstanding                              85.5        68.4       62.7
Return on Avg Assets                                  -1.9%      -18.7%        na
Return on Avg Common Equity                           -7.6%      -60.9%        na
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                               Financial Strength
----------------------------------------------------------------------------------
Current Ratio                                         1.12        0.98       1.48
Quick Ratio                                           0.87        0.76       1.15
Total Debt                                     $   245,184  $  196,477 $  315,847
Net Debt                                       $   131,132  $  111,622 $  279,309
Total Capitalization                           $   593,777  $  517,727 $  940,532
Total Debt/Total Capitalization                       41.3%       37.9%      33.6%
Net Debt/Total Capitalization                         22.1%       21.6%      29.7%
Total Debt/TIC                                        16.5%       13.2%      21.2%
Total Debt/EBITDA                                   1.40 x     11.30 x     4.36 x
Total Debt/EBITDA-CAPEX                             1.63 x          na     8.88 x
EBITDA/Interest Expense                            10.11 x      0.65 x     2.84 x
EBITDA-CAPEX/Interest Expense                       8.66 x          na     1.39 x
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                    Market Information
-------------------------------------------------------------------------------------------
As of Date                                                                       20-Feb-03
Exchange                                                                              NYSE
Stock Price                                                                    $     11.15
52 Week High                                                                   $     14.45
52 Week Low                                                                    $      7.85
Avg. Daily Volume (000's)                                                            1,013
Beta                                                                                  0.68
Shares Outstanding (000's)                                                         111,409
Total Outstanding Warrants & Options (000's)                                             -
Float (000's)                                                                      109,200

Market Cap                                                                     $ 1,242,210
Total Invested Capital (TIC)                                                   $ 1,487,394
Enterprise Value (EV)                                                          $ 1,373,342
Ownership
    Insiders % Owned                                                                  2.00%
    Institutional
      % Owned                                                                        57.00%
      Number of Institutions                                                           223
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                     Valuation Ratios
-------------------------------------------------------------------------------------------
                                                              Multiple of
                                              ---------------------------------------------
                                                 Market Cap        TIC           EV
                                              ---------------------------------------------
Latest Twelve Months
    Revenue                                              0.60x       0.72x           0.67x
    EBIT                                                34.03x      40.74x          37.62x
    EBITDA                                               7.09x       8.49x           7.84x
    Normalized Net Income                                   na          na              na
    Basic Normalized EPS                                    na          na              na
Projected

    Dec-03 Mean Revenue                                  0.49x       0.58x           0.54x
    Dec-04 Mean Revenue                                  0.43x       0.51x           0.48x
    Dec-03 Mean EPS                                     13.43x          na              na
    Dec-04 Mean EPS                                     10.14x          na              na
Most Recent Filing

    Assets                                               0.88x       1.05x           0.97x
    Common Equity                                        3.56x          na              na
    Tangible Common Equity                               5.27x          na              na
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                 Mean Consensus Estimates
-------------------------------------------------------------------------------------------
Year Ending                                        # Ests        Revenue         EPS
-------------------------------------------------------------------------------------------
December-03                                                  2  $2,558,750          $ 0.83
December-04                                                  2  $2,890,000          $ 1.10
LT Growth                                                    1          na           15.00%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                   Period Growth Rates
-------------------------------------------------------------------------------------------
                                              Nine Months Ended            Fiscal Years Ended
                                                   Sep-02                      Dec-01
                                              -----------------            ----------------
Revenue                                                   -6.3%                       -4.6%
EBIT                                                    -143.3%                      176.9%
EBITDA                                                 -1108.6%                      -76.0%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

    Add backs include restructuring cost provisioning, and debt settlement expenses.

--------------------------------------------------------------------------------
Sources: SEC Edgar, Multex, CapitalIQ, Commodity Systems, and/or Hoovers.

----------------------------------------------------------------------------------------------------------------------------------
                                              Wallace Computer Services Overview
----------------------------------------------------------------------------------------------------------------------------------
            Name  Wallace Computer Services          Address 2275 Cabot Drive       Officers M.David Jones, CEO
          Symbol  WCS                        City, State Zip Lisle, IL 60532
Latest Fiscal YE  31-Jul-02                        Telephone (630) 588-5000
 Latest Rprt Per  31-Oct-02                          Website http://www.wallace.com/

A provider of printed products and print management services to Fortune 1000 customers. The Company operates in two business segments: the forms and labels segment and the integrated graphics segment. The principal products and services supplied by the fo
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                              Income and Cashflow Statement Data
----------------------------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                                                          Three Months Ended               Fiscal Years Ended
                                                        LTM            ------------------------       ----------------------------
                                                       Oct-02            Oct-02         Oct-01          Jul-02           Jul-01
                                                     -----------       ------------------------       ----------------------------
Revenue                                              $ 1,522,126       $ 384,930      $ 408,433       $ 1,545,629      $ 1,689,534
COGS                                                   1,109,724         278,688        303,358         1,134,394        1,236,589
                                                     -----------       ------------------------       ----------------------------
                                       Gross Profit      412,402         106,242        105,075           411,235          452,945
Selling, General & Administrative                        305,200          81,369         77,519           301,350          334,452
Research & Development                                         -               -              -                 -                -
Other Operating                                                -               -              -                 -                -
                                                     -----------       ------------------------       ----------------------------
                                   Operating Income      107,202          24,873         27,556           109,885          118,493
Interest Income / (Expense), net                         (19,334)         (4,349)        (5,858)          (20,843)         (28,273)
Other Income / (Expense), net                                  -               -              -                 -                -
                                                     -----------       ------------------------       ----------------------------
                                     Pre-tax Income       87,868          20,524         21,698            89,042           90,220
Taxes                                                     32,713           7,806          8,309            33,216           36,711
                                                     -----------       ------------------------       ----------------------------
                                   After-tax Income       55,155          12,718         13,389            55,826           53,509
Minority Interest                                              -               -              -                 -                -
Equity in Affiliates                                           -               -              -                 -                -
                                                     -----------       ------------------------       ----------------------------
                              Normalized Net Income       55,155          12,718         13,389            55,826           53,509
Preferred Dividends                                            -               -              -                 -                -
                                                     -----------       ------------------------       ----------------------------
                    Normalized Net Income to Common  $    55,155       $  12,718      $  13,389       $    55,826      $    53,509
                                                     ===========       ========================       ============================

                                               EBIT  $   107,202       $  24,873      $  27,556       $   109,885      $   118,493
                        Depreciation & Amortization  $    64,207       $  15,575      $  17,775       $    66,407      $    78,848
                                             EBITDA  $   171,409       $  40,448      $  45,331       $   176,292      $   197,341
                                              CAPEX  $    24,556       $   7,487      $   6,182       $    23,251      $    41,310
                                     EBITDA - CAPEX  $   146,853       $  32,961      $  39,149       $   153,041      $   156,031
                           GAAP Operating Cash Flow  $   127,056       $  22,522      $  37,019       $   141,553      $   175,703

Basic Reported Weighted Avg Shares Out (000's)                            41,828         41,109            41,326           40,699
                               Basic Normalized EPS  $      1.32       $    0.30      $    0.33       $      1.35      $      1.31
                                 Basic Reported EPS  $      0.74       $    0.29      $   (3.22)      $     (2.77)     $      1.31
Diluted Reported Weighted Avg Shares Out (000's)                          42,135         41,408            41,699           40,951
                             Diluted Normalized EPS  $      1.32       $    0.30      $    0.32       $      1.34      $      1.31
                               Diluted Reported EPS  $      0.73       $    0.29      $   (3.19)      $     (2.75)     $      1.30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Normalized Reconciliation
----------------------------------------------------------------------------------------------------------------------------------
Restructuring/Goodwill Impairment                    $   (41,368)      $    (643)     $  (2,560)      $   (43,285)     $      (513)
Other Unusual (Expense) Gain Items                             -               -              -                 -                -
Tax Shelter (Charge) on Unusual Items                     16,134             251            998            16,881              200
                                                     -----------       ------------------------       ----------------------------
Unusual (Exp) Gain Items, net of Taxes                   (25,234)           (392)        (1,562)          (26,404)            (313)
Accounting Changes, net of Taxes                               -               -       (144,078)         (144,078)               -
Discontinued Operations, net of Taxes                          -               -              -                 -                -
Extraordinary Items, net of Taxes                              -               -              -                 -                -
                                                     -----------       ------------------------       ----------------------------
Total Reconciling Items, net of Taxes                $   (25,234)      $    (392)     $(145,640)      $  (170,482)     $      (313)
                                                     ===========       ========================       ============================

                       Reported Income Tax (Benefit) $    16,579       $   7,555      $   7,311       $    16,335      $    36,511
                          Reported Net Income (Loss) $    29,921       $  12,326      $(132,251)      $  (114,656)     $    53,196
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                          Profitability & Cost Ratios (as % of Revenue)
----------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                27.1%           27.6%          25.7%             26.6%            26.8%
S,G & A                                                     20.1%           21.1%          19.0%             19.5%            19.8%
Operating Income                                             7.0%            6.5%           6.7%              7.1%             7.0%
Pre-Tax                                                      5.8%            5.3%           5.3%              5.8%             5.3%
EBIT                                                         7.0%            6.5%           6.7%              7.1%             7.0%
EBITDA                                                      11.3%           10.5%          11.1%             11.4%            11.7%
Normalized Net Income to Common                              3.6%            3.3%           3.3%              3.6%             3.2%
Reported Net Income                                          2.0%            3.2%         -32.4%             -7.4%             3.1%
CAPEX                                                        1.6%            1.9%           1.5%              1.5%             2.4%
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 Balance Sheet Data
------------------------------------------------------------------------------------------------
($ in thousands, except per share)                                               As of
                                                        As of          -------------------------
                                                      31-Oct-02         Jul-02          Jul-01
                                                     -----------       -------------------------
Cash & Equivalents                                   $    37,365       $  25,178      $        -
Marketable Securities                                          -               -               -
                                                     -----------       -------------------------
Total Cash & Mkt Securities                               37,365          25,178               -
Accounts Receivable                                      254,577         245,141         280,456
Inventory                                                 95,328          85,437         100,922
Other Current Assets                                      35,975          49,159          33,661
                                                     -----------       -------------------------
                            Total Current Assets         423,245         404,915         415,039
PPE, net                                                 313,028         318,338         391,166
Intangibles, net                                         185,647         188,101         340,180
Investments                                                    -               -               -
Other Assets                                              19,266          18,640          18,037
                                                     -----------       -------------------------
                                    Total Assets     $   941,186       $ 929,994      $1,164,422
                                                     ===========       =========================

Accounts Payable                                     $    76,138       $  78,403      $   74,087
Accrued Expenses                                          98,431          76,467          91,284
Short Term Debt                                            1,120           1,233           4,000
Short Term Capital Leases                                      -               -               -
Other Current Liabilities                                      -          13,373          20,231
                                                     -----------       -------------------------
                       Total Current Liabilities         175,689         169,476         189,602
Other LT Liabilities                                     102,822         102,086         110,116
Long Term Debt                                           207,862         209,303         284,087
Long Term Capital Leases                                       -               -               -
Minority Interests                                             -               -               -
Pref Stock (Liq Value)                                         -               -               -
                                                     -----------       -------------------------
                  Total Liabilities & Pref Stock         486,373         480,865         583,805
                                                     -----------       -------------------------
Common Equity                                            454,813         449,129         580,617
                                                     -----------       -------------------------
                      Total Liabilities & Equity     $   941,186       $ 929,994      $1,164,422
                                                     ===========       =========================

                Common Shares Outstanding (000's)         41,646          41,556          40,889
                            Cash Value per share     $      0.90       $    0.61      $        -
                            Book Value per share     $     10.92       $   10.81      $    14.20
                   Tangible Book Value per share     $      6.46       $    6.28      $     5.88
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 Effectiveness and Efficiency
------------------------------------------------------------------------------------------------
A/R Turnover                                                6.09x           5.88x           6.02x
Inventory Turnover                                         12.28x          12.17x          12.25x
Asset Turnover                                              1.63x           1.48x           1.45x
Days Sales Outstanding                                      59.9            62.1            60.6
Days Inventory Outstanding                                  29.7            30.0            29.8
Days Payable Outstanding                                    19.9            19.4            17.2
Return on Avg Assets                                         5.9%            5.3%             na
Return on Avg Common Equity                                 12.2%           10.8%             na
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                      Financial Strength
------------------------------------------------------------------------------------------------
Current Ratio                                               2.41            2.39            2.19
Quick Ratio                                                 1.87            1.89            1.66
Total Debt                                           $   208,982       $ 210,536      $  288,087
Net Debt                                             $   171,617       $ 185,358      $  288,087
Total Capitalization                                 $   663,795       $ 659,665      $  868,704
Total Debt/Total Capitalization                             31.5%           31.9%           33.2%
Net Debt/Total Capitalization                               25.9%           28.1%           33.2%
Total Debt/TIC                                              16.4%           16.6%           22.7%
Total Debt/EBITDA                                           1.22x           1.19x           1.46x
Total Debt/EBITDA-CAPEX                                     1.42x           1.38x           1.85x
EBITDA/Interest Expense                                     8.87x           8.46x           6.98x
EBITDA-CAPEX/Interest Expense                               7.60x           7.34x           5.52x
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                          Market Information
------------------------------------------------------------------------------------------------
As of Date                                                                             20-Feb-03
Exchange                                                                                    NYSE
Stock Price                                                                           $    25.40
52 Week High                                                                          $    26.89
52 Week Low                                                                           $    15.80
Avg. Daily Volume (000's)                                                                    605
Beta                                                                                        0.75
Shares Outstanding (000's)                                                                41,800
Total Outstanding Warrants & Options (000's)                                                   -
Float (000's)                                                                             40,600

Market Cap                                                                            $1,061,720
Total Invested Capital (TIC)                                                          $1,270,702
Enterprise Value (EV)                                                                 $1,233,337
Ownership
    Insiders % Owned                                                                        3.00%
    Institutional
       % Owned                                                                             80.00%
       Number of Institutions                                                                324
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                       Valuation Ratios
------------------------------------------------------------------------------------------------
                                                                      Multiple of
                                                     -------------------------------------------
                                                           Market Cap       TIC          EV
                                                     -------------------------------------------
Latest Twelve Months
  Revenue                                                    0.70x          0.83x       0.81x
  EBIT                                                       9.90x         11.85x      11.50x
  EBITDA                                                     6.19x          7.41x       7.20x
  Normalized Net Income                                     19.25x         23.04x      22.36x
  Basic Normalized EPS                                      19.24x             na          na
Projected
  Dec-02 Mean Revenue                                           na             na          na
  Dec-03 Mean Revenue                                           na             na          na
  Dec-02 Mean EPS                                               na             na          na
  Dec-03 Mean EPS                                               na             na          na
Most Recent Filing
  Assets                                                     1.13x          1.35x       1.31x
  Common Equity                                              2.33x             na          na
  Tangible Common Equity                                     3.94x             na          na
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      Mean Consensus Estimates
-------------------------------------------------------------------------------------------------------
Year Ending                                                      # Ests       Revenue        EPS
-------------------------------------------------------------------------------------------------------
December-02                                                         na           na          na
December-03                                                         na           na          na
LT Growth                                                           na           na          na
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                         Period Growth Rates
-------------------------------------------------------------------------------------------------------
                                                            Three Months Ended       Fiscal Years Ended
                                                                  Oct-02                   Jul-02
                                                            ------------------       ------------------
Revenue                                                            -5.8%                    -8.5%
EBIT                                                               -9.7%                    -7.3%
EBITDA                                                            -10.8%                   -10.7%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

  Add backs reflect restructuring charges and change in accounting principle in accordance with SFAS No. 142 (Goodwill impairment).
--------------------------------------------------------------------------------

Sources: SEC Edgar, Multex, CapitalIQ, Commodity Systems, and/or Hoovers.

DRAFT ANALYSIS - 2/20/2003             64                       CAPITALINK, L.C.

-----------------------------------------------------------------------------------------------------------
                                        BCT International Overview
-----------------------------------------------------------------------------------------------------------
            Name    BCT International        Address 3000 NE 30th Place        Officers Bill Wilkerson, CEO
          Symbol    BCTI                City, State Ft. Lauderdale, FL 33306
Latest Fiscal YE    28-Feb-02                   Telephone 954-563-1224
 Latest Rprt Per    30-Nov-02                           Website

BCT International, Inc. operates the Business Cards Tomorrow franchise system. Founded in 1975, the system has grown to include 82 Business Cards Tomorrow Franchises specializing in thermography products, labels, rubber stamps and business announcements f
--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                                                     Nine Months Ended     Fiscal Years Ended
                                                         LTM        ------------------     -------------------
                                                        Nov-02       Nov-02     Nov-01      Feb-02     Feb-01
                                                        -------     ------------------     -------------------
Revenue                                                 $18,381     $14,097    $13,723     $18,007    $19,429
COGS                                                     10,460       7,941      8,073      10,592     11,605
                                                        -------     ------------------     -------------------
                                       Gross Profit       7,921       6,156      5,650       7,415      7,824
Selling, General & Administrative                         7,166       5,279      4,565       6,452      6,687
Research & Development                                        -           -          -           -          -
Other Operating                                               -           -          -           -          -
                                                        -------     ------------------     -------------------
                                   Operating Income         755         877      1,085         963      1,137
Interest Income / (Expense), net                              -           -          -           -          -
Other Income / (Expense), net                                 -           -          -           -          -
                                                        -------     ------------------     -------------------
                                     Pre-tax Income         755         877      1,085         963      1,137
Taxes                                                       295         342        427         380        442
                                                        -------     ------------------     -------------------
                                   After-tax Income         460         535        659         584        695
Minority Interest                                             -           -          -           -          -
Equity in Affiliates                                          -           -          -           -          -
                                                        -------     ------------------     -------------------
                              Normalized Net Income         460         535        659         584        695
Preferred Dividends                                           -           -          -           -          -
                                                        -------     ------------------     -------------------
                    Normalized Net Income to Common     $   460     $   535    $   659     $   584    $   695
                                                        =======     ==================     ===================

                                               EBIT     $   755     $   877    $ 1,085     $   963    $ 1,137
                        Depreciation & Amortization     $   233     $   177    $   170     $   226    $   232
                                             EBITDA     $   988     $ 1,054    $ 1,255     $ 1,189    $ 1,369
                                              CAPEX     $   142     $   124    $   144     $   162    $   150
                                     EBITDA - CAPEX     $   846     $   930    $ 1,111     $ 1,027    $ 1,219
                           GAAP Operating Cash Flow     $   981     $   450    $ 2,729     $ 3,260    $   316

Basic Reported Weighted Avg Shares Out (000's)                        5,121      5,121       5,123      5,214
                               Basic Normalized EPS     $  0.08     $  0.10    $  0.13     $  0.11    $  0.13
                                 Basic Reported EPS     $  0.09     $  0.10    $  0.11     $  0.10    $  0.13
Diluted Reported Weighted Avg Shares Out (000's)                      5,121      5,121       5,123      5,235
                             Diluted Normalized EPS     $  0.08     $  0.10    $  0.13     $  0.11    $  0.13
                               Diluted Reported EPS     $  0.09     $  0.10    $  0.11     $  0.10    $  0.13
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                          Normalized Reconciliation
--------------------------------------------------------------------------------------------------------------
Restructuring/Goodwill Impairment                       $     -     $     -    $  (150)    $  (150)   $     -
Other Unusual (Expense) Gain Items                            -           -          -           -          -
Tax Shelter (Charge) on Unusual Items                         -           -         59          59          -
                                                        -------     ------------------     -------------------
Unusual (Exp) Gain Items, net of Taxes                        -           -        (92)        (92)         -
Accounting Changes, net of Taxes                              -           -          -           -          -
Discontinued Operations, net of Taxes                         -           -          -           -        (31)
Extraordinary Items, net of Taxes                             -           -          -           -          -
                                                        -------     ------------------     -------------------
Total Reconciling Items, net of Taxes                   $     -     $     -    $   (92)    $   (92)   $   (31)
                                                        =======     ==================     ===================

                       Reported Income Tax (Benefit)    $   295     $   342    $   368     $   321    $   442
                          Reported Net Income (Loss)    $   460     $   535    $   567     $   492    $   664
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                  Profitability & Cost Ratios (as % of Revenue)
--------------------------------------------------------------------------------------------------------------
Gross Profit                                              43.1%       43.7%      41.2%       41.2%      40.3%
S,G & A                                                   39.0%       37.4%      33.3%       35.8%      34.4%
Operating Income                                           4.1%        6.2%       7.9%        5.3%       5.9%
Pre-Tax                                                    4.1%        6.2%       7.9%        5.3%       5.9%
EBIT                                                       4.1%        6.2%       7.9%        5.3%       5.9%
EBITDA                                                     5.4%        7.5%       9.1%        6.6%       7.0%
Normalized Net Income to Common                            2.5%        3.8%       4.8%        3.2%       3.6%
Reported Net Income                                        2.5%        3.8%       4.1%        2.7%       3.4%
CAPEX                                                      0.8%        0.9%       1.0%        0.9%       0.8%
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                Balance Sheet Data
-----------------------------------------------------------------------------------
($ in thousands, except per share)                                   As of
                                                    As of     ---------------------
                                                  30-Nov-02     Feb-02     Feb-01
                                                  ---------- ----------------------
Cash & Equivalents                                  $ 4,805    $  4,819   $  1,799
Marketable Securities                                     -           -          -
                                                    -------    --------------------
Total Cash & Mkt Securities                           4,805       4,819      1,799
Accounts Receivable                                   2,386       2,889      3,568
Inventory                                             2,697       1,887      2,352
Other Current Assets                                    918         678        455
                                                    -------    --------------------
                            Total Current Assets     10,806      10,273      8,174
PPE, net                                                963         435        473
Intangibles, net                                        186         206        232
Investments                                              43          24         24
Other Assets                                          6,187       6,140      7,287
                                                    -------    --------------------
                                    Total Assets    $18,185    $ 17,078   $ 16,190
                                                    =======    ====================

Accounts Payable                                    $   789    $    432   $    597
Accrued Expenses                                        938         791        403
Short Term Debt                                         294         640         86
Short Term Capital Leases                                 -           -          -
Other Current Liabilities                               125         125        167
                                                    -------    --------------------
                       Total Current Liabilities      2,146       1,988      1,253
Other LT Liabilities                                    214         334        417
Long Term Debt                                          534           -        236
Long Term Capital Leases                                  -           -          -
Minority Interests                                        -           -          -
Pref Stock (Liq Value)                                    -           -          -
                                                    -------    --------------------
                  Total Liabilities & Pref Stock      2,894       2,322      1,906
                                                    -------    --------------------
Common Equity                                        15,291      14,756     14,284
                                                    -------    --------------------
                      Total Liabilities & Equity    $18,185    $ 17,078   $ 16,190
                                                    =======    ====================

                Common Shares Outstanding (000's)     5,121       5,121      5,136
                            Cash Value per share    $  0.94    $   0.94   $   0.35
                            Book Value per share    $  2.99    $   2.88   $   2.78
                   Tangible Book Value per share    $  2.95    $   2.84   $   2.74
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                           Effectiveness and Efficiency
-----------------------------------------------------------------------------------
A/R Turnover                                          6.97x       5.58x      5.45x
Inventory Turnover                                    4.56x       5.00x      4.93x
Asset Turnover                                        1.04x       1.08x      1.20x
Days Sales Outstanding                                 52.4        65.4       67.0
Days Inventory Outstanding                             80.0        73.0       74.0
Days Payable Outstanding                               12.6        11.0       11.9
Return on Avg Assets                                   2.6%        3.5%         na
Return on Avg Common Equity                            3.1%        4.0%         na
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                Financial Strength
-----------------------------------------------------------------------------------
Current Ratio                                          5.04        5.17       6.52
Quick Ratio                                            3.78        4.22       4.65
Total Debt                                         $    828    $    640   $    322
Net Debt                                           $ (3,977)   $ (4,179)  $ (1,477)
Total Capitalization                               $ 16,119    $ 15,396   $ 14,606
Total Debt/Total Capitalization                        5.1%        4.2%       2.2%
Net Debt/Total Capitalization                        -24.7%      -27.1%     -10.1%
Total Debt/TIC                                        15.1%       11.7%       5.9%
Total Debt/EBITDA                                    0.84 x      0.54 x     0.24 x
Total Debt/EBITDA-CAPEX                              0.98 x      0.62 x     0.26 x
EBITDA/Interest Expense                                  na          na         na
EBITDA-CAPEX/Interest Expense                            na          na         na
-----------------------------------------------------------------------------------
----------------------------------------------------------------
                      Market Information
----------------------------------------------------------------
As of Date                                            20-Feb-03
Exchange                                                 OTC BB
Stock Price                                             $  0.91
52 Week High                                            $  1.11
52 Week Low                                             $  0.46
Avg. Daily Volume (000's)                                     6
Beta                                                       0.88
Shares Outstanding (000's)                                5,121
Total Outstanding Warrants & Options (000's)                  -
Float (000's)                                             2,800

Market Cap                                              $ 4,660
Total Invested Capital (TIC)                            $ 5,488
Enterprise Value (EV)                                   $   683
Ownership
    Insiders % Owned                                     52.00%
    Institutional
      % Owned                                             2.00%
      Number of Institutions                                  4
----------------------------------------------------------------
----------------------------------------------------------------
                       Valuation Ratios
----------------------------------------------------------------
                                       Multiple of
                          --------------------------------------
                            Market Cap    TIC              EV
                          --------------------------------------
Latest Twelve Months
    Revenue                   0.25x      0.30x            0.04x
    EBIT                      6.17x      7.27x            0.90x
    EBITDA                    4.72x      5.55x            0.69x
    Normalized Net Income    10.13x     11.93x            1.49x
    Basic Normalized EPS     11.38x         na               na
Projected
    Dec-02 Mean Revenue       0.26x      0.31x            0.04x
    Dec-03 Mean Revenue       0.27x      0.31x            0.04x
    Dec-02 Mean EPS           7.00x         na               na
    Dec-03 Mean EPS           5.94x         na               na
Most Recent Filing
    Assets                    0.26x      0.30x            0.04x
    Common Equity             0.30x         na               na
    Tangible Common Equity    0.31x         na               na
----------------------------------------------------------------
----------------------------------------------------------------
                   Mean Consensus Estimates
----------------------------------------------------------------
Year Ending                   # Ests    Revenue            EPS
----------------------------------------------------------------
December-02                      na     17,781           $ 0.13
December-03                      na     17,539           $ 0.15
LT Growth                        na         na               na
----------------------------------------------------------------
----------------------------------------------------------------
                      Period Growth Rates
----------------------------------------------------------------
                          Nine Months Ended   Fiscal Years Ended
                                Nov-02              Feb-02
                          -----------------   ------------------
Revenue                                2.7%                -7.3%
EBIT                                 -19.2%               -15.3%
EBITDA                               -16.0%               -13.1%
----------------------------------------------------------------

----------------------------------------------------------------
Notes







----------------------------------------------------------------
Sources: SEC Edgar, Multex, CapitalIQ, Commodity Systems, and/or Hoovers.

DRAFT ANALYSIS - 2/20/2003                                      CAPITALINK, L.C.
                                       65

 BCT International, Inc.                                            Confidential
--------------------------------------------------------------------------------







                            Share Repurchase Analysis



DRAFT ANALYSIS - 2/20/2003             66                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Share Repurchase Analysis

($ in thousands, except per share amounts)


             -------------------------------------------------------------------
                                  Open Market Repurchase(2)
-----------  -------------------------------------------------------------------
 Wilkerson      -        250      500         750      1,000      1,250    1,500
             -------------------------------------------------------------------
BuyBack (1)                   Wilkerson Shareholding %, Basic (3)
-----------  -------------------------------------------------------------------
         -     52.5%    55.2%    58.2%      61.5%      65.3%      69.5%    74.3%
       100     51.6%    54.3%    57.3%      60.6%      64.4%      68.7%    73.6%
       200     50.6%    53.3%    56.3%      59.7%      63.5%      67.8%    72.8%
       300     49.6%    52.3%    55.3%      58.7%      62.5%      66.9%    72.0%
       400     48.5%    51.2%    54.3%      57.7%      61.5%      66.0%    71.1%
       500     47.4%    50.1%    53.1%      56.6%      60.5%      65.0%    70.2%
       600     46.2%    48.9%    52.0%      55.4%      59.4%      63.9%    69.2%
       700     45.0%    47.7%    50.8%      54.2%      58.2%      62.8%    68.1%
       800     43.7%    46.4%    49.5%      52.9%      56.9%      61.5%    67.0%
       900     42.4%    45.1%    48.1%      51.6%      55.6%      60.2%    65.8%
     1,000     41.0%    43.7%    46.7%      50.1%      54.2%      58.9%    64.5%
     1,100     39.5%    42.2%    45.2%      48.6%      52.6%      57.4%    63.1%
     1,200     38.0%    40.6%    43.6%      47.0%      51.0%      55.8%    61.5%
     1,300     36.4%    38.9%    41.9%      45.3%      49.3%      54.1%    59.9%
     1,400     34.7%    37.2%    40.1%      43.4%      47.4%      52.2%    58.1%
-----------



 Avg Price                  Average Cost of Open Market Repurchase(2)
-----------  -------------------------------------------------------------------
 $   0.90    $    -    $ 225    $ 450    $   675     $  900    $ 1,125   $ 1,350
 $   1.00    $    -    $ 250    $ 500    $   750     $1,000    $ 1,250   $ 1,500
 $   1.10    $    -    $ 275    $ 550    $   825     $1,100    $ 1,375   $ 1,650
 $   1.20    $    -    $ 300    $ 600    $   900     $1,200    $ 1,500   $ 1,800
 $   1.30    $    -    $ 325    $ 650    $   975     $1,300    $ 1,625   $ 1,950
 $   1.40    $    -    $ 350    $ 700    $ 1,050     $1,400    $ 1,750   $ 2,100
 $   1.50    $    -    $ 375    $ 750    $ 1,125     $1,500    $ 1,875   $ 2,250
 $   1.60    $    -    $ 400    $ 800    $ 1,200     $1,600    $ 2,000   $ 2,400



----------------------------------------------------------
           Average Cost of Wilkerson BuyBack(1)
----------------------------------------------------------
        Shares Repurchased
------------------------------------     Total     Average
 $ 0.90    $ 1.50    $ 1.75    Total      Cost       Cost
------------------------------------    ------------------

    -                            -      $   -      $   -
    100                          100    $    90    $ 0.90
    100                          200    $    90    $ 0.90
    100                          300    $    90    $ 0.90
    100                          400    $    90    $ 0.90
     54        46                500    $   118    $ 0.96
              100                600    $   150    $ 1.05
              100                700    $   150    $ 1.11
              100                800    $   150    $ 1.16
              100                900    $   150    $ 1.20
              100              1,000    $   150    $ 1.23
               73        27    1,100    $   157    $ 1.26
                        100    1,200    $   175    $ 1.30
                        100    1,300    $   175    $ 1.33
                        100    1,400    $   175    $ 1.36
---------------------------             -------
    454       619       327             $ 1,909
===========================             =======





--------------------------------------------------------------------------------
(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.

(2)  Represents an open market repurchase of shares.

(3) Based on basic shareholdings of Wilkerson/Phoenix combined, see proforma capitalization table.

Sources of information: Company management


DRAFT ANALYSIS - 2/20/2003             67                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Implied Market Value Per Share with Share Repurchase
($ in thousands, except per share amounts)

     Implied Market Value Per Share, Assuming $1.00 Average Price Paid On Open Market Repurchase

                     -------------------------------------------------------
                         Open Market Repurchase @ Average Price $1.00 (2)
                     -------------------------------------------------------
                        -      250     500     750    1,000   1,250   1,500
                     -------------------------------------------------------
       ------------
        Wilkerson
         BuyBack(1)                       Base Case
                     -------------------------------------------------------
                -    $ 2.01  $ 2.06  $ 2.11  $ 2.16  $ 2.22  $ 2.29  $ 2.37
                100  $ 2.03  $ 2.08  $ 2.13  $ 2.19  $ 2.25  $ 2.33  $ 2.41
                200  $ 2.05  $ 2.10  $ 2.15  $ 2.22  $ 2.28  $ 2.36  $ 2.44
                300  $ 2.07  $ 2.12  $ 2.18  $ 2.24  $ 2.31  $ 2.39  $ 2.48
                400  $ 2.09  $ 2.15  $ 2.21  $ 2.27  $ 2.35  $ 2.43  $ 2.53
$ 1.00          500  $ 2.11  $ 2.17  $ 2.23  $ 2.30  $ 2.38  $ 2.46  $ 2.56
----------------------------------------------------------------------------
                600  $ 2.12  $ 2.18  $ 2.24  $ 2.32  $ 2.40  $ 2.49  $ 2.59
                700  $ 2.13  $ 2.19  $ 2.26  $ 2.34  $ 2.42  $ 2.51  $ 2.62
                800  $ 2.15  $ 2.21  $ 2.28  $ 2.36  $ 2.44  $ 2.54  $ 2.66
$ 1.20          900  $ 2.16  $ 2.23  $ 2.30  $ 2.38  $ 2.47  $ 2.57  $ 2.69
----------------------------------------------------------------------------
              1,000  $ 2.18  $ 2.24  $ 2.32  $ 2.40  $ 2.49  $ 2.60  $ 2.73
              1,100  $ 2.19  $ 2.26  $ 2.33  $ 2.42  $ 2.52  $ 2.63  $ 2.77
              1,200  $ 2.20  $ 2.27  $ 2.35  $ 2.44  $ 2.54  $ 2.66  $ 2.80
              1,300  $ 2.21  $ 2.28  $ 2.36  $ 2.46  $ 2.57  $ 2.69  $ 2.84
              1,400  $ 2.22  $ 2.29  $ 2.38  $ 2.48  $ 2.59  $ 2.72  $ 2.88

                                 Base Case + Satellite Stores
                     -------------------------------------------------------
                -    $ 2.51  $ 2.58  $ 2.65  $ 2.73  $ 2.82  $ 2.92  $ 3.02
                100  $ 2.54  $ 2.61  $ 2.68  $ 2.77  $ 2.86  $ 2.96  $ 3.07
                200  $ 2.57  $ 2.64  $ 2.72  $ 2.80  $ 2.90  $ 3.01  $ 3.13
                300  $ 2.60  $ 2.67  $ 2.75  $ 2.84  $ 2.94  $ 3.05  $ 3.18
                400  $ 2.63  $ 2.71  $ 2.79  $ 2.88  $ 2.99  $ 3.11  $ 3.24
$ 1.00          500  $ 2.65  $ 2.73  $ 2.82  $ 2.92  $ 3.03  $ 3.15  $ 3.29
----------------------------------------------------------------------------
                600  $ 2.68  $ 2.76  $ 2.85  $ 2.95  $ 3.07  $ 3.19  $ 3.34
                700  $ 2.70  $ 2.78  $ 2.88  $ 2.98  $ 3.10  $ 3.23  $ 3.39
                800  $ 2.72  $ 2.81  $ 2.91  $ 3.02  $ 3.14  $ 3.28  $ 3.44
$ 1.20          900  $ 2.75  $ 2.84  $ 2.94  $ 3.05  $ 3.18  $ 3.33  $ 3.49
----------------------------------------------------------------------------
              1,000  $ 2.77  $ 2.87  $ 2.97  $ 3.09  $ 3.22  $ 3.38  $ 3.55
              1,100  $ 2.80  $ 2.90  $ 3.01  $ 3.13  $ 3.27  $ 3.43  $ 3.61
              1,200  $ 2.82  $ 2.92  $ 3.04  $ 3.16  $ 3.31  $ 3.48  $ 3.67
              1,300  $ 2.84  $ 2.95  $ 3.07  $ 3.20  $ 3.35  $ 3.53  $ 3.73
              1,400  $ 2.87  $ 2.98  $ 3.10  $ 3.24  $ 3.40  $ 3.58  $ 3.80

                                      Base Case + Company Stores
                     -------------------------------------------------------
                -    $ 1.93  $ 1.97  $ 2.02  $ 2.07  $ 2.13  $ 2.19  $ 2.26
                100  $ 1.95  $ 1.99  $ 2.04  $ 2.10  $ 2.16  $ 2.22  $ 2.30
                200  $ 1.97  $ 2.01  $ 2.07  $ 2.12  $ 2.18  $ 2.25  $ 2.33
                300  $ 1.99  $ 2.04  $ 2.09  $ 2.15  $ 2.21  $ 2.29  $ 2.37
                400  $ 2.01  $ 2.06  $ 2.11  $ 2.18  $ 2.24  $ 2.32  $ 2.41
$ 1.00          500  $ 2.02  $ 2.08  $ 2.13  $ 2.20  $ 2.27  $ 2.35  $ 2.44
----------------------------------------------------------------------------
                600  $ 2.04  $ 2.09  $ 2.15  $ 2.21  $ 2.29  $ 2.37  $ 2.47
                700  $ 2.05  $ 2.10  $ 2.16  $ 2.23  $ 2.31  $ 2.40  $ 2.50
                800  $ 2.06  $ 2.11  $ 2.18  $ 2.25  $ 2.33  $ 2.42  $ 2.53
$ 1.20          900  $ 2.07  $ 2.13  $ 2.19  $ 2.27  $ 2.35  $ 2.45  $ 2.56
----------------------------------------------------------------------------
              1,000  $ 2.08  $ 2.14  $ 2.21  $ 2.29  $ 2.37  $ 2.47  $ 2.59
              1,100  $ 2.09  $ 2.16  $ 2.23  $ 2.31  $ 2.40  $ 2.50  $ 2.62
              1,200  $ 2.10  $ 2.16  $ 2.24  $ 2.32  $ 2.42  $ 2.52  $ 2.65
              1,300  $ 2.11  $ 2.17  $ 2.25  $ 2.34  $ 2.43  $ 2.55  $ 2.68
              1,400  $ 2.12  $ 2.19  $ 2.26  $ 2.35  $ 2.46  $ 2.58  $ 2.72

                         Base Case + Company Stores + Satellite Stores
                     ------------------------------------------------------
                -    $ 2.44  $ 2.50  $ 2.57  $ 2.64  $ 2.73  $ 2.82  $ 2.92
                100  $ 2.46  $ 2.53  $ 2.60  $ 2.68  $ 2.77  $ 2.86  $ 2.97
                200  $ 2.49  $ 2.56  $ 2.63  $ 2.72  $ 2.81  $ 2.91  $ 3.02
                300  $ 2.52  $ 2.59  $ 2.67  $ 2.75  $ 2.85  $ 2.95  $ 3.07
                400  $ 2.55  $ 2.62  $ 2.70  $ 2.79  $ 2.89  $ 3.00  $ 3.13
$ 1.00          500  $ 2.57  $ 2.65  $ 2.73  $ 2.83  $ 2.93  $ 3.05  $ 3.18
----------------------------------------------------------------------------
                600  $ 2.59  $ 2.67  $ 2.76  $ 2.86  $ 2.96  $ 3.08  $ 3.22
                700  $ 2.61  $ 2.70  $ 2.79  $ 2.89  $ 3.00  $ 3.12  $ 3.27
                800  $ 2.64  $ 2.72  $ 2.81  $ 2.92  $ 3.03  $ 3.17  $ 3.31
$ 1.20          900  $ 2.66  $ 2.75  $ 2.84  $ 2.95  $ 3.07  $ 3.21  $ 3.37
----------------------------------------------------------------------------
              1,000  $ 2.68  $ 2.77  $ 2.87  $ 2.99  $ 3.11  $ 3.26  $ 3.42
              1,100  $ 2.71  $ 2.80  $ 2.90  $ 3.02  $ 3.15  $ 3.30  $ 3.48
              1,200  $ 2.73  $ 2.82  $ 2.93  $ 3.05  $ 3.19  $ 3.35  $ 3.53
              1,300  $ 2.75  $ 2.85  $ 2.96  $ 3.09  $ 3.23  $ 3.40  $ 3.59
              1,400  $ 2.77  $ 2.87  $ 2.99  $ 3.12  $ 3.27  $ 3.45  $ 3.65
       ------------

--------------------------------------------------------------------------------
(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.
(2)  Represents an open market repurchase of shares.
(3)  Based on base case scenario.

Sources of information: Company management

DRAFT ANALYSIS - 2/20/2003                                     CAPITALINK, L.C.
                                       68

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Implied Market Value Per Share with Share Repurchase
($ in thousands, except per share amounts)

      Implied Market Value Per Share, Assuming $1.20 Average Price Paid On Open Market Repurchase

                     ------------------------------------------------------
                         Open Market Repurchase @ Average Price $1.20 (2)
                     ------------------------------------------------------
                        -      250     500     750   1,000   1,250   1,500
                     ------------------------------------------------------
       ----------
       Wilkerson
       BuyBack(1)                       Base Case
                     ------------------------------------------------------
              -      $ 2.01  $ 2.05  $ 2.09  $ 2.13  $ 2.18  $ 2.24  $ 2.30
              100    $ 2.03  $ 2.07  $ 2.11  $ 2.16  $ 2.21  $ 2.27  $ 2.33
              200    $ 2.05  $ 2.09  $ 2.13  $ 2.18  $ 2.24  $ 2.30  $ 2.37
              300    $ 2.07  $ 2.11  $ 2.16  $ 2.21  $ 2.27  $ 2.33  $ 2.41
              400    $ 2.09  $ 2.14  $ 2.19  $ 2.24  $ 2.30  $ 2.37  $ 2.45
$1.00         500    $ 2.11  $ 2.16  $ 2.21  $ 2.26  $ 2.33  $ 2.40  $ 2.48
---------------------------------------------------------------------------
              600    $ 2.12  $ 2.17  $ 2.22  $ 2.28  $ 2.35  $ 2.42  $ 2.51
              700    $ 2.13  $ 2.18  $ 2.24  $ 2.30  $ 2.37  $ 2.45  $ 2.54
              800    $ 2.15  $ 2.20  $ 2.26  $ 2.32  $ 2.39  $ 2.47  $ 2.57
$1.20         900    $ 2.16  $ 2.21  $ 2.27  $ 2.34  $ 2.42  $ 2.50  $ 2.60
---------------------------------------------------------------------------
            1,000    $ 2.18  $ 2.23  $ 2.29  $ 2.36  $ 2.44  $ 2.53  $ 2.63
            1,100    $ 2.19  $ 2.25  $ 2.31  $ 2.38  $ 2.46  $ 2.56  $ 2.67
            1,200    $ 2.20  $ 2.26  $ 2.32  $ 2.40  $ 2.48  $ 2.58  $ 2.70
            1,300    $ 2.21  $ 2.27  $ 2.34  $ 2.42  $ 2.51  $ 2.61  $ 2.73
            1,400    $ 2.22  $ 2.28  $ 2.35  $ 2.44  $ 2.53  $ 2.64  $ 2.77

                                  Base Case + Satellite Stores
                     ------------------------------------------------------
              -      $ 2.51  $ 2.57  $ 2.63  $ 2.70  $ 2.78  $ 2.86  $ 2.96
              100    $ 2.54  $ 2.60  $ 2.66  $ 2.74  $ 2.82  $ 2.91  $ 3.00
              200    $ 2.57  $ 2.63  $ 2.70  $ 2.77  $ 2.86  $ 2.95  $ 3.05
              300    $ 2.60  $ 2.66  $ 2.73  $ 2.81  $ 2.90  $ 3.00  $ 3.11
              400    $ 2.63  $ 2.70  $ 2.77  $ 2.85  $ 2.94  $ 3.05  $ 3.16
$1.00         500    $ 2.65  $ 2.73  $ 2.80  $ 2.89  $ 2.98  $ 3.09  $ 3.21
---------------------------------------------------------------------------
              600    $ 2.68  $ 2.75  $ 2.83  $ 2.92  $ 3.02  $ 3.13  $ 3.26
              700    $ 2.70  $ 2.77  $ 2.86  $ 2.95  $ 3.05  $ 3.17  $ 3.30
              800    $ 2.72  $ 2.80  $ 2.89  $ 2.98  $ 3.09  $ 3.21  $ 3.35
$1.20         900    $ 2.75  $ 2.83  $ 2.92  $ 3.02  $ 3.13  $ 3.26  $ 3.41
---------------------------------------------------------------------------
            1,000    $ 2.77  $ 2.86  $ 2.95  $ 3.06  $ 3.17  $ 3.31  $ 3.46
            1,100    $ 2.80  $ 2.88  $ 2.98  $ 3.09  $ 3.22  $ 3.36  $ 3.52
            1,200    $ 2.82  $ 2.91  $ 3.01  $ 3.13  $ 3.26  $ 3.40  $ 3.58
            1,300    $ 2.84  $ 2.94  $ 3.04  $ 3.16  $ 3.30  $ 3.45  $ 3.63
            1,400    $ 2.87  $ 2.96  $ 3.07  $ 3.20  $ 3.34  $ 3.51  $ 3.70

                                   Base Case + Company Stores
                     -------------------------------------------------------
              -      $ 1.93  $ 1.96  $ 2.00  $ 2.04  $ 2.09  $ 2.14  $ 2.19
              100    $ 1.95  $ 1.98  $ 2.02  $ 2.07  $ 2.11  $ 2.17  $ 2.22
              200    $ 1.97  $ 2.01  $ 2.05  $ 2.09  $ 2.14  $ 2.20  $ 2.26
              300    $ 1.99  $ 2.03  $ 2.07  $ 2.12  $ 2.17  $ 2.23  $ 2.29
              400    $ 2.01  $ 2.05  $ 2.09  $ 2.14  $ 2.20  $ 2.26  $ 2.33
$1.00         500    $ 2.02  $ 2.07  $ 2.11  $ 2.16  $ 2.22  $ 2.29  $ 2.36
----------------------------------------------------------------------------
              600    $ 2.04  $ 2.08  $ 2.13  $ 2.18  $ 2.24  $ 2.31  $ 2.38
              700    $ 2.05  $ 2.09  $ 2.14  $ 2.20  $ 2.26  $ 2.33  $ 2.41
              800    $ 2.06  $ 2.10  $ 2.15  $ 2.21  $ 2.28  $ 2.35  $ 2.44
$1.20         900    $ 2.07  $ 2.12  $ 2.17  $ 2.23  $ 2.30  $ 2.38  $ 2.47
----------------------------------------------------------------------------
            1,000    $ 2.08  $ 2.13  $ 2.19  $ 2.25  $ 2.32  $ 2.40  $ 2.50
            1,100    $ 2.09  $ 2.14  $ 2.20  $ 2.27  $ 2.34  $ 2.43  $ 2.53
            1,200    $ 2.10  $ 2.15  $ 2.21  $ 2.28  $ 2.36  $ 2.45  $ 2.55
            1,300    $ 2.11  $ 2.16  $ 2.22  $ 2.29  $ 2.38  $ 2.47  $ 2.58
            1,400    $ 2.12  $ 2.17  $ 2.24  $ 2.31  $ 2.39  $ 2.49  $ 2.61

                          Base Case + Company Stores + Satellite Stores
                     -------------------------------------------------------
              -      $ 2.44  $ 2.49  $ 2.55  $ 2.62  $ 2.69  $ 2.77  $ 2.86
              100    $ 2.46  $ 2.52  $ 2.58  $ 2.65  $ 2.72  $ 2.81  $ 2.90
              200    $ 2.49  $ 2.55  $ 2.61  $ 2.68  $ 2.76  $ 2.85  $ 2.95
              300    $ 2.52  $ 2.58  $ 2.65  $ 2.72  $ 2.80  $ 2.90  $ 3.00
              400    $ 2.55  $ 2.61  $ 2.68  $ 2.76  $ 2.85  $ 2.94  $ 3.05
$1.00         500    $ 2.57  $ 2.64  $ 2.71  $ 2.79  $ 2.88  $ 2.99  $ 3.10
----------------------------------------------------------------------------
              600    $ 2.59  $ 2.66  $ 2.74  $ 2.82  $ 2.92  $ 3.02  $ 3.14
              700    $ 2.61  $ 2.69  $ 2.76  $ 2.85  $ 2.95  $ 3.06  $ 3.19
              800    $ 2.64  $ 2.71  $ 2.79  $ 2.88  $ 2.98  $ 3.10  $ 3.23
$1.20         900    $ 2.66  $ 2.74  $ 2.82  $ 2.92  $ 3.02  $ 3.14  $ 3.28
----------------------------------------------------------------------------
            1,000    $ 2.68  $ 2.76  $ 2.85  $ 2.95  $ 3.06  $ 3.19  $ 3.33
            1,100    $ 2.71  $ 2.79  $ 2.88  $ 2.98  $ 3.10  $ 3.23  $ 3.39
            1,200    $ 2.73  $ 2.81  $ 2.91  $ 3.01  $ 3.14  $ 3.28  $ 3.44
            1,300    $ 2.75  $ 2.84  $ 2.93  $ 3.05  $ 3.17  $ 3.32  $ 3.49
            1,400    $ 2.77  $ 2.86  $ 2.96  $ 3.08  $ 3.22  $ 3.37  $ 3.55
       ----------

--------------------------------------------------------------------------------

(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.
(2)  Represents an open market repurchase of shares.
(3)  Based on base case scenario.

Sources of information: Company management

DRAFT ANALYSIS - 2/20/2003                                      CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Implied Market Value Per Share with Share Repurchase
($ in thousands, except per share amounts)

    Implied Market Value Per Share, Assuming $1.40 Average Price Paid On Open Market Repurchase

                      -----------------------------------------------------
                         Open Market Repurchase @ Average Price $1.40 (2)
                      -----------------------------------------------------
                        -      250     500     750    1,000   1,250   1,500
                      -----------------------------------------------------
         Wilkerson
        BuyBack (1)                         Base Case
                      -----------------------------------------------------
                  -   $2.01   $2.04   $2.07   $2.10   $2.14   $2.18   $2.23
                100   $2.03   $2.06   $2.09   $2.13   $2.17   $2.21   $2.26
                200   $2.05   $2.08   $2.11   $2.15   $2.19   $2.24   $2.29
                300   $2.07   $2.10   $2.14   $2.18   $2.22   $2.27   $2.33
                400   $2.09   $2.13   $2.16   $2.21   $2.25   $2.31   $2.37
$ 1.00          500   $2.11   $2.15   $2.19   $2.23   $2.28   $2.34   $2.40
---------------------------------------------------------------------------
                600   $2.12   $2.16   $2.20   $2.25   $2.30   $2.36   $2.42
                700   $2.13   $2.17   $2.22   $2.26   $2.32   $2.38   $2.45
                800   $2.15   $2.19   $2.23   $2.28   $2.34   $2.40   $2.48
$ 1.20          900   $2.16   $2.20   $2.25   $2.30   $2.36   $2.43   $2.51
---------------------------------------------------------------------------
              1,000   $2.18   $2.22   $2.27   $2.32   $2.39   $2.46   $2.54
              1,100   $2.19   $2.23   $2.29   $2.34   $2.41   $2.48   $2.57
              1,200   $2.20   $2.25   $2.30   $2.36   $2.43   $2.51   $2.60
              1,300   $2.21   $2.26   $2.31   $2.38   $2.45   $2.53   $2.63
              1,400   $2.22   $2.27   $2.33   $2.39   $2.47   $2.56   $2.66


                                  Base Case + Satellite Stores
                      -----------------------------------------------------
                  -   $2.51   $2.56   $2.61   $2.67   $2.74   $2.81   $2.89
                100   $2.54   $2.59   $2.65   $2.71   $2.78   $2.85   $2.93
                200   $2.57   $2.62   $2.68   $2.74   $2.82   $2.89   $2.98
                300   $2.60   $2.65   $2.71   $2.78   $2.86   $2.94   $3.03
                400   $2.63   $2.69   $2.75   $2.82   $2.90   $2.99   $3.09
$ 1.00          500   $2.65   $2.72   $2.78   $2.86   $2.94   $3.03   $3.14
---------------------------------------------------------------------------
                600   $2.68   $2.74   $2.81   $2.89   $2.97   $3.07   $3.18
                700   $2.70   $2.76   $2.84   $2.92   $3.01   $3.11   $3.22
                800   $2.72   $2.79   $2.87   $2.95   $3.04   $3.15   $3.27
$ 1.20          900   $2.75   $2.82   $2.90   $2.98   $3.08   $3.19   $3.32
---------------------------------------------------------------------------
              1,000   $2.77   $2.85   $2.93   $3.02   $3.12   $3.24   $3.38
              1,100   $2.80   $2.87   $2.96   $3.06   $3.16   $3.29   $3.43
              1,200   $2.82   $2.90   $2.99   $3.09   $3.20   $3.33   $3.48
              1,300   $2.84   $2.93   $3.02   $3.12   $3.24   $3.38   $3.54
              1,400   $2.87   $2.95   $3.05   $3.16   $3.28   $3.43   $3.60

                      -----------------------------------------------------
                         Open Market Repurchase @ Average Price $1.40 (2)
                      -----------------------------------------------------
                        -      250     500     750    1,000   1,250   1,500
                      -----------------------------------------------------
         Wilkerson
        BuyBack (1)                   Base Case + Company Stores
                      -----------------------------------------------------
                  -   $1.93   $1.96   $1.98   $2.01   $2.04   $2.08   $2.12
                100   $1.95   $1.97   $2.00   $2.03   $2.07   $2.11   $2.15
                200   $1.97   $2.00   $2.03   $2.06   $2.10   $2.14   $2.18
                300   $1.99   $2.02   $2.05   $2.08   $2.12   $2.17   $2.22
                400   $2.01   $2.04   $2.07   $2.11   $2.15   $2.20   $2.25
$ 1.00          500   $2.02   $2.06   $2.09   $2.13   $2.17   $2.22   $2.28
----------------------------------------------------------------------------
                600   $2.04   $2.07   $2.10   $2.15   $2.19   $2.24   $2.30
                700   $2.05   $2.08   $2.12   $2.16   $2.21   $2.26   $2.32
                800   $2.06   $2.09   $2.13   $2.18   $2.23   $2.28   $2.35
$ 1.20          900   $2.07   $2.11   $2.15   $2.19   $2.25   $2.31   $2.37
---------------------------------------------------------------------------
              1,000   $2.08   $2.12   $2.16   $2.21   $2.27   $2.33   $2.40
              1,100   $2.09   $2.13   $2.18   $2.23   $2.29   $2.35   $2.43
              1,200   $2.10   $2.14   $2.19   $2.24   $2.30   $2.37   $2.45
              1,300   $2.11   $2.15   $2.20   $2.25   $2.32   $2.39   $2.48
              1,400   $2.12   $2.16   $2.21   $2.27   $2.33   $2.41   $2.50


                          Base Case + Company Stores + Satellite Stores
                      -----------------------------------------------------
                  -   $2.44   $2.48   $2.53   $2.59   $2.65   $2.71   $2.79
                100   $2.46   $2.51   $2.56   $2.62   $2.68   $2.75   $2.83
                200   $2.49   $2.54   $2.59   $2.65   $2.72   $2.80   $2.88
                300   $2.52   $2.57   $2.63   $2.69   $2.76   $2.84   $2.93
                400   $2.55   $2.60   $2.66   $2.73   $2.80   $2.88   $2.98
$ 1.00          500   $2.57   $2.63   $2.69   $2.76   $2.84   $2.93   $3.02
----------------------------------------------------------------------------
                600   $2.59   $2.65   $2.72   $2.79   $2.87   $2.96   $3.06
                700   $2.61   $2.68   $2.74   $2.82   $2.90   $3.00   $3.10
                800   $2.64   $2.70   $2.77   $2.85   $2.94   $3.04   $3.15
$ 1.20          900   $2.66   $2.72   $2.80   $2.88   $2.97   $3.08   $3.20
----------------------------------------------------------------------------
              1,000   $2.68   $2.75   $2.83   $2.91   $3.01   $3.12   $3.25
              1,100   $2.71   $2.78   $2.86   $2.95   $3.05   $3.16   $3.30
              1,200   $2.73   $2.80   $2.88   $2.98   $3.08   $3.20   $3.34
              1,300   $2.75   $2.82   $2.91   $3.01   $3.12   $3.25   $3.40
              1,400   $2.77   $2.85   $2.94   $3.04   $3.16   $3.29   $3.45
---------------------------------------------------------------------------

(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.
(2)  Represents an open market repurchase of shares.
(3)  Based on base case scenario.

Sources of information: Company management


DRAFT ANALYSIS - 2/20/2003             70                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Cash Requirements of Share Repurchase

($ in thousands, except per share amounts)


----------- --------------------------------------------------------------------
                             Open Market Repurchase @ $1.00(2)
Wilkerson   --------------------------------------------------------------------
BuyBack(1)     -         250       500       750     1,000     1,250      1,500
----------- --------------------------------------------------------------------

                            Cash Required For Share Repurchase(3)
            --------------------------------------------------------------------
         -  $  -      $  250    $  500    $  750    $1,000    $1,250    $ 1,500
       100  $   90    $  340    $  590    $  840    $1,090    $1,340    $ 1,590
       200  $  180    $  430    $  680    $  930    $1,180    $1,430    $ 1,680
       300  $  270    $  520    $  770    $1,020    $1,270    $1,520    $ 1,770
       400  $  360    $  610    $  860    $1,110    $1,360    $1,610    $ 1,860
       500  $  478    $  728    $  978    $1,228    $1,478    $1,728    $ 1,978
       600  $  628    $  878    $1,128    $1,378    $1,628    $1,878    $ 2,128
       700  $  778    $1,028    $1,278    $1,528    $1,778    $2,028    $ 2,278
       800  $  928    $1,178    $1,428    $1,678    $1,928    $2,178    $ 2,428
       900  $1,078    $1,328    $1,578    $1,828    $2,078    $2,328    $ 2,578
     1,000  $1,228    $1,478    $1,728    $1,978    $2,228    $2,478    $ 2,728
     1,100  $1,384    $1,634    $1,884    $2,134    $2,384    $2,634    $ 2,884
     1,200  $1,559    $1,809    $2,059    $2,309    $2,559    $2,809    $ 3,059
     1,300  $1,734    $1,984    $2,234    $2,484    $2,734    $2,984    $ 3,234
     1,400  $1,909    $2,159    $2,409    $2,659    $2,909    $3,159    $ 3,409


----------- --------------------------------------------------------------------
                             Open Market Repurchase @ $1.20(2)
Wilkerson   --------------------------------------------------------------------
BuyBack(1)     -         250       500       750     1,000     1,250      1,500
----------- --------------------------------------------------------------------

                            Cash Required For Share Repurchase(3)
            --------------------------------------------------------------------
         -  $    -    $  300    $  600    $  900    $1,200    $1,500    $ 1,800
       100  $   90    $  390    $  690    $  990    $1,290    $1,590    $ 1,890
       200  $  180    $  480    $  780    $1,080    $1,380    $1,680    $ 1,980
       300  $  270    $  570    $  870    $1,170    $1,470    $1,770    $ 2,070
       400  $  360    $  660    $  960    $1,260    $1,560    $1,860    $ 2,160
       500  $  478    $  778    $1,078    $1,378    $1,678    $1,978    $ 2,278
       600  $  628    $  928    $1,228    $1,528    $1,828    $2,128    $ 2,428
       700  $  778    $1,078    $1,378    $1,678    $1,978    $2,278    $ 2,578
       800  $  928    $1,228    $1,528    $1,828    $2,128    $2,428    $ 2,728
       900  $1,078    $1,378    $1,678    $1,978    $2,278    $2,578    $ 2,878
     1,000  $1,228    $1,528    $1,828    $2,128    $2,428    $2,728    $ 3,028
     1,100  $1,384    $1,684    $1,984    $2,284    $2,584    $2,884    $ 3,184
     1,200  $1,559    $1,859    $2,159    $2,459    $2,759    $3,059    $ 3,359
     1,300  $1,734    $2,034    $2,334    $2,634    $2,934    $3,234    $ 3,534
     1,400  $1,909    $2,209    $2,509    $2,809    $3,109    $3,409    $ 3,709


----------- --------------------------------------------------------------------
                             Open Market Repurchase @ $1.40(2)
Wilkerson   --------------------------------------------------------------------
BuyBack(1)     -         250       500       750     1,000     1,250      1,500
----------- --------------------------------------------------------------------

                            Cash Required For Share Repurchase(3)
            --------------------------------------------------------------------
         -  $    -    $  350    $  700    $1,050    $1,400    $1,750    $ 2,100
       100  $   90    $  440    $  790    $1,140    $1,490    $1,840    $ 2,190
       200  $  180    $  530    $  880    $1,230    $1,580    $1,930    $ 2,280
       300  $  270    $  620    $  970    $1,320    $1,670    $2,020    $ 2,370
       400  $  360    $  710    $1,060    $1,410    $1,760    $2,110    $ 2,460
       500  $  478    $  828    $1,178    $1,528    $1,878    $2,228    $ 2,578
       600  $  628    $  978    $1,328    $1,678    $2,028    $2,378    $ 2,728
       700  $  778    $1,128    $1,478    $1,828    $2,178    $2,528    $ 2,878
       800  $  928    $1,278    $1,628    $1,978    $2,328    $2,678    $ 3,028
       900  $1,078    $1,428    $1,778    $2,128    $2,478    $2,828    $ 3,178
     1,000  $1,228    $1,578    $1,928    $2,278    $2,628    $2,978    $ 3,328
     1,100  $1,384    $1,734    $2,084    $2,434    $2,784    $3,134    $ 3,484
     1,200  $1,559    $1,909    $2,259    $2,609    $2,959    $3,309    $ 3,659
     1,300  $1,734    $2,084    $2,434    $2,784    $3,134    $3,484    $ 3,834
     1,400  $1,909    $2,259    $2,609    $2,959    $3,309    $3,659    $ 4,009


                           Cash Balance after Share Repurchase(4)
            --------------------------------------------------------------------
         -  $2,805    $2,555    $2,305    $2,055    $1,805    $1,555    $ 1,305
       100  $2,715    $2,465    $2,215    $1,965    $1,715    $1,465    $ 1,215
       200  $2,625    $2,375    $2,125    $1,875    $1,625    $1,375    $ 1,125
       300  $2,535    $2,285    $2,035    $1,785    $1,535    $1,285    $ 1,035
       400  $2,445    $2,195    $1,945    $1,695    $1,445    $1,195    $   945
       500  $2,327    $2,077    $1,827    $1,577    $1,327    $1,077    $   827
       600  $2,177    $1,927    $1,677    $1,427    $1,177    $  927    $   677
       700  $2,027    $1,777    $1,527    $1,277    $1,027    $  777    $   527
       800  $1,877    $1,627    $1,377    $1,127    $  877    $  627    $   377
       900  $1,727    $1,477    $1,227    $  977    $  727    $  477    $   227
     1,000  $1,577    $1,327    $1,077    $  827    $  577    $  327    $    77
     1,100  $1,421    $1,171    $  921    $  671    $  421    $  171    $   (79)
     1,200  $1,246    $  996    $  746    $  496    $  246    $   (4)   $  (254)
     1,300  $1,071    $  821    $  571    $  321    $   71    $ (179)   $  (429)
     1,400  $  896    $  646    $  396    $  146    $ (104)   $ (354)   $  (604)


                           Cash Balance after Share Repurchase(4)
            --------------------------------------------------------------------
         -  $2,805    $2,505    $2,205    $1,905    $1,605    $1,305    $ 1,005
       100  $2,715    $2,415    $2,115    $1,815    $1,515    $1,215    $   915
       200  $2,625    $2,325    $2,025    $1,725    $1,425    $1,125    $   825
       300  $2,535    $2,235    $1,935    $1,635    $1,335    $1,035    $   735
       400  $2,445    $2,145    $1,845    $1,545    $1,245    $  945    $   645
       500  $2,327    $2,027    $1,727    $1,427    $1,127    $  827    $   527
       600  $2,177    $1,877    $1,577    $1,277    $  977    $  677    $   377
       700  $2,027    $1,727    $1,427    $1,127    $  827    $  527    $   227
       800  $1,877    $1,577    $1,277    $  977    $  677    $  377    $    77
       900  $1,727    $1,427    $1,127    $  827    $  527    $  227    $   (73)
     1,000  $1,577    $1,277    $  977    $  677    $  377    $   77    $  (223)
     1,100  $1,421    $1,121    $  821    $  521    $  221    $  (79)   $  (379)
     1,200  $1,246    $  946    $  646    $  346    $   46    $ (254)   $  (554)
     1,300  $1,071    $  771    $  471    $  171    $ (129)   $ (429)   $  (729)
     1,400  $  896    $  596    $  296    $   (4)   $ (304)   $ (604)   $  (904)


                           Cash Balance after Share Repurchase(4)
            --------------------------------------------------------------------
         -  $2,805    $2,455    $2,105    $1,755    $1,405    $1,055    $   705
       100  $2,715    $2,365    $2,015    $1,665    $1,315    $  965    $   615
       200  $2,625    $2,275    $1,925    $1,575    $1,225    $  875    $   525
       300  $2,535    $2,185    $1,835    $1,485    $1,135    $  785    $   435
       400  $2,445    $2,095    $1,745    $1,395    $1,045    $  695    $   345
       500  $2,327    $1,977    $1,627    $1,277    $  927    $  577    $   227
       600  $2,177    $1,827    $1,477    $1,127    $  777    $  427    $    77
       700  $2,027    $1,677    $1,327    $  977    $  627    $  277    $   (73)
       800  $1,877    $1,527    $1,177    $  827    $  477    $  127    $  (223)
       900  $1,727    $1,377    $1,027    $  677    $  327    $  (23)   $  (373)
     1,000  $1,577    $1,227    $  877    $  527    $  177    $ (173)   $  (523)
     1,100  $1,421    $1,071    $  721    $  371    $   21    $ (329)   $  (679)
     1,200  $1,246    $  896    $  546    $  196    $ (154)   $ (504)   $  (854)
     1,300  $1,071    $  721    $  371    $   21    $ (329)   $ (679)   $(1,029)
     1,400  $  896    $  546    $  196    $ (154)   $ (504)   $ (854)   $(1,204)
--------------------------------------------------------------------------------
(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.

(2)  Represents an open market repurchase of shares.

(3) Estimated cash cost of combined option buyback in (1) and open market repurchase in (2)

(4) Cash balances only include cash bank balances immediately available for use and excludes cash proceeds from ITM options and notes. Adjusted for approximately $2.0 million in cash required for next fiscal year.

Sources of information: Company management



DRAFT ANALYSIS-2/20/2003               71                       CAPITALINK, L.C.

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Share Buyback - Impact on Stock

($ in thousands, except per share amounts)

     Shares Outstanding Post - Share Repurchase

                     ---------------------------------------------------------      ------------------------------------------------
                                     Open Market Repurchase(2)                                  Open Market Repurchase(2)
    ---------------  ---------------------------------------------------------      ------------------------------------------------
         Wilkerson       -    250     500      750    1,000     1,250    1,500          -     250    500    750  1,000  1,250  1,500
                     ---------------------------------------------------------      ------------------------------------------------
        BuyBack(1)               Total Basic Shares Oustanding(3)                           Shares Trading on Public Market(3)(4)
                                                                                    ------------------------------------------------
                  -  5,828  5,578   5,328    5,078    4,828     4,578    4,328      2,767   2,498  2,227  1,953  1,677  1,397  1,113
                100  5,728  5,478   5,228    4,978    4,728     4,478    4,228      2,773   2,504  2,233  1,959  1,683  1,403  1,118
                200  5,628  5,378   5,128    4,878    4,628     4,378    4,128      2,780   2,511  2,240  1,966  1,689  1,409  1,124
                300  5,528  5,278   5,028    4,778    4,528     4,278    4,028      2,788   2,519  2,247  1,973  1,696  1,415  1,129
                400  5,428  5,178   4,928    4,678    4,428     4,178    3,928      2,795   2,526  2,255  1,980  1,703  1,422  1,136
                500  5,328  5,078   4,828    4,578    4,328     4,078    3,828      2,803   2,534  2,262  1,988  1,711  1,429  1,142
                600  5,228  4,978   4,728    4,478    4,228     3,978    3,728      2,811   2,542  2,271  1,996  1,719  1,436  1,149
                700  5,128  4,878   4,628    4,378    4,128     3,878    3,628      2,820   2,551  2,279  2,005  1,727  1,444  1,157
                800  5,028  4,778   4,528    4,278    4,028     3,778    3,528      2,829   2,560  2,288  2,014  1,736  1,453  1,165
                900  4,928  4,678   4,428    4,178    3,928     3,678    3,428      2,838   2,569  2,298  2,024  1,745  1,462  1,173
              1,000  4,828  4,578   4,328    4,078    3,828     3,578    3,328      2,848   2,579  2,308  2,034  1,755  1,472  1,182
              1,100  4,728  4,478   4,228    3,978    3,728     3,478    3,228      2,859   2,590  2,319  2,044  1,766  1,482  1,192
              1,200  4,628  4,378   4,128    3,878    3,628     3,378    3,128      2,869   2,601  2,330  2,056  1,778  1,494  1,203
              1,300  4,528  4,278   4,028    3,778    3,528     3,278    3,028      2,881   2,613  2,342  2,068  1,790  1,506  1,215
              1,400  4,428  4,178   3,928    3,678    3,428     3,178    2,928      2,893   2,625  2,355  2,081  1,803  1,519  1,228
    ---------------- ---------------------------------------------------------      ------------------------------------------------

     Number of Weeks Required to Buyback Shares on Open Market

                     ---------------------------------------------------------      ------------------------------------------------
                             No Weeks Required @ 5,000 Daily Volume                      No Weeks Required @ 8,000 Daily Volume
                     ---------------------------------------------------------      ------------------------------------------------
    ---------------
       % Vol Used
    ---------------
                25%      -     28      57       85      114       142      171          -      18     36     53     71     89    107
                35%      -     20      41       61       81       102      122          -      13     25     38     51     64     76
                40%      -     18      36       53       71        89      107          -      11     22     33     45     56     67
                50%      -     14      28       43       57        71       85          -       9     18     27     36     45     53
    ---------------  ---------------------------------------------------------      ------------------------------------------------

                     ---------------------------------------------------------      ------------------------------------------------
                            No Weeks Required @ 10,000 Daily Volume                       No Weeks Required @ 20,000 Daily Volume
                     ---------------------------------------------------------      ------------------------------------------------
    ---------------
       % Vol Used
    ---------------
                25%      -     14      28       43       57        71       85          -       7     14     21     28     36     43
                35%      -     10      20       31       41        51       61          -       5     10     15     20     25     31
                40%      -      9      18       27       36        45       53          -       4      9     13     18     22     27
                50%      -      7      14       21       28        36       43          -       4      7     11     14     18     21
    ---------------  ---------------------------------------------------------      ------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.
(2)  Represents an open market repurchase of shares.
(3)  Based on basic common shares oustanding, see proforma capitalization table.
(4) Includes all common shares outstanding, excluding shares held by Wilkerson/Phoenix.

Sources of information: Company management


DRAFT ANALYSIS - 2/20/2003                                      CAPITALINK, L.C.
                                       72

BCT International, Inc.                                             Confidential
--------------------------------------------------------------------------------
Cash Available for Cash Dividend
($ in thousands, except per share amounts)

Shares Outstanding Post - Share Repurchase

             ------------------------------------------------------       -----------------------------------------------------
                          Open Market Repurchase (2)                                Open Market Repurchase @ $1.00 (2)
-----------  ------------------------------------------------------       -----------------------------------------------------
Wilkerson         -     250     500     750   1,000   1,250   1,500           -     250     500     750   1,000   1,250   1,500
BuyBack (1)  ------------------------------------------------------       -----------------------------------------------------
             ------------------------------------------------------       -----------------------------------------------------
                       Total Basic Shares Oustanding (3)                              Maximum Cash Dividend Payable (4)
             ------------------------------------------------------       -----------------------------------------------------

          -   5,828   5,578   5,328   5,078   4,828   4,578   4,328       $0.31   $0.28   $0.24   $0.21   $0.17   $0.12   $0.07
        100   5,728   5,478   5,228   4,978   4,728   4,478   4,228       $0.30   $0.27   $0.23   $0.19   $0.15   $0.10   $0.05
        200   5,628   5,378   5,128   4,878   4,628   4,378   4,128       $0.29   $0.26   $0.22   $0.18   $0.14   $0.09   $0.03
        300   5,528   5,278   5,028   4,778   4,528   4,278   4,028       $0.28   $0.24   $0.21   $0.16   $0.12   $0.07   $0.01
        400   5,428   5,178   4,928   4,678   4,428   4,178   3,928       $0.27   $0.23   $0.19   $0.15   $0.10   $0.05   $ -
        500   5,328   5,078   4,828   4,578   4,328   4,078   3,828       $0.25   $0.21   $0.17   $0.13   $0.08   $0.02   $ -
        600   5,228   4,978   4,728   4,478   4,228   3,978   3,728       $0.23   $0.19   $0.14   $0.10   $0.04   $ -     $ -
        700   5,128   4,878   4,628   4,378   4,128   3,878   3,628       $0.20   $0.16   $0.11   $0.06   $0.01   $ -     $ -
        800   5,028   4,778   4,528   4,278   4,028   3,778   3,528       $0.17   $0.13   $0.08   $0.03   $ -     $ -     $ -
        900   4,928   4,678   4,428   4,178   3,928   3,678   3,428       $0.15   $0.10   $0.05   $ -     $ -     $ -     $ -
      1,000   4,828   4,578   4,328   4,078   3,828   3,578   3,328       $0.12   $0.07   $0.02   $ -     $ -     $ -     $ -
      1,100   4,728   4,478   4,228   3,978   3,728   3,478   3,228       $0.09   $0.04   $ -     $ -     $ -     $ -     $ -
      1,200   4,628   4,378   4,128   3,878   3,628   3,378   3,128       $0.05   $ -     $ -     $ -     $ -     $ -     $ -
      1,300   4,528   4,278   4,028   3,778   3,528   3,278   3,028       $0.02   $ -     $ -     $ -     $ -     $ -     $ -
      1,400   4,428   4,178   3,928   3,678   3,428   3,178   2,928       $ -     $ -     $ -     $ -     $ -     $ -     $ -
-----------  ------------------------------------------------------       -----------------------------------------------------

             ------------------------------------------------------       -----------------------------------------------------
                       Open Market Repurchase @ $1.20 (2)                           Open Market Repurchase @ $1.40 (2)
-----------  ------------------------------------------------------       -----------------------------------------------------
Wilkerson         -     250     500     750   1,000   1,250   1,500           -     250     500     750   1,000   1,250   1,500
BuyBack (1)  ------------------------------------------------------       -----------------------------------------------------
             ------------------------------------------------------       -----------------------------------------------------
                        Maximum Cash Dividend Payable (4)                            Maximum Cash Dividend Payable (4)
             ------------------------------------------------------       -----------------------------------------------------
          -   $0.31   $0.27   $0.23   $0.18   $0.13   $0.07   $0.00       $0.31   $0.26   $0.21   $0.15   $0.08   $0.01   $ -
        100   $0.30   $0.26   $0.21   $0.16   $0.11   $0.05   $ -         $0.30   $0.25   $0.19   $0.13   $0.07   $ -     $ -
        200   $0.29   $0.25   $0.20   $0.15   $0.09   $0.03   $ -         $0.29   $0.24   $0.18   $0.12   $0.05   $ -     $ -
        300   $0.28   $0.23   $0.19   $0.13   $0.07   $0.01   $ -         $0.28   $0.22   $0.17   $0.10   $0.03   $ -     $ -
        400   $0.27   $0.22   $0.17   $0.12   $0.06   $ -     $ -         $0.27   $0.21   $0.15   $0.08   $0.01   $ -     $ -
        500   $0.25   $0.20   $0.15   $0.09   $0.03   $ -     $ -         $0.25   $0.19   $0.13   $0.06   $ -     $ -     $ -
        600   $0.23   $0.18   $0.12   $0.06   $ -     $ -     $ -         $0.23   $0.17   $0.10   $0.03   $ -     $ -     $ -
        700   $0.20   $0.15   $0.09   $0.03   $ -     $ -     $ -         $0.20   $0.14   $0.07   $ -     $ -     $ -     $ -
        800   $0.17   $0.12   $0.06   $ -     $ -     $ -     $ -         $0.17   $0.11   $0.04   $ -     $ -     $ -     $ -
        900   $0.15   $0.09   $0.03   $ -     $ -     $ -     $ -         $0.15   $0.08   $0.01   $ -     $ -     $ -     $ -
      1,000   $0.12   $0.06   $ -     $ -     $ -     $ -     $ -         $0.12   $0.05   $ -     $ -     $ -     $ -     $ -
      1,100   $0.09   $0.03   $ -     $ -     $ -     $ -     $ -         $0.09   $0.02   $ -     $ -     $ -     $ -     $ -
      1,200   $0.05   $ -     $ -     $ -     $ -     $ -     $ -         $0.05   $ -     $ -     $ -     $ -     $ -     $ -
      1,300   $0.02   $ -     $ -     $ -     $ -     $ -     $ -         $0.02   $ -     $ -     $ -     $ -     $ -     $ -
      1,400   $ -     $ -     $ -     $ -     $ -     $ -     $ -         $ -     $ -     $ -     $ -     $ -     $ -     $ -
-----------  ------------------------------------------------------       -----------------------------------------------------

--------------------------------------------------------------------------------

(1) Represents the buyback of shares previously purchased by Wilkerson/Phoenix, assuming all $0.90, $1.50 shares and 327,000 of the $1.75 shares were purchased using $2.0 million loan guaranteed by the Company.

(2) Represents an open market repurchase of shares.

(3) Based on basic common shares oustanding, see proforma capitalization table.

(4) Calculated by dividing cash available after share buyback, with the number of common shares outstanding.

Sources of information: Company management

DRAFT ANALYSIS - 2/20/2003             73                       CAPITALINK, L.C.